Exhibit 4.3.0


                                                                EXECUTION COPY













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                      1 5/8% Convertible Senior Debentures

                          Dated as of January 22, 2004


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                                      Among

                          GrafTech International Ltd.,

                                   as Issuer,

                             GrafTech Finance Inc.,
                        GrafTech Global Enterprises Inc.
                            UCAR Carbon Company Inc.
                         UCAR International Trading Inc.
                           UCAR Carbon Technology LLC

                                 as Guarantors,

                                       and

                         U.S. Bank National Association,

                                   as Trustee




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                                    INDENTURE




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



                                TABLE OF CONTENTS
                                -----------------

                                                                          PAGE
                                                                          ----


                                    ARTICLE 1

                                   DEFINITIONS

SECTION 1.01.  Definitions....................................................2

                                    ARTICLE 2

     ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF DEBENTURES

SECTION 2.01.  Amount of Debentures..........................................15
SECTION 2.02.  Form and Dating...............................................15
SECTION 2.03.  Execution and Authentication..................................16
SECTION 2.04.  Debenture Registrar and Paying Agent..........................16
SECTION 2.05.  Paying Agent to Hold Money in Trust...........................17
SECTION 2.06.  Holder Lists..................................................17
SECTION 2.07.  Transfer and Exchange.........................................17
SECTION 2.08.  Replacement Debentures........................................18
SECTION 2.09.  Outstanding Debentures........................................19
SECTION 2.10.  Temporary Debentures..........................................19
SECTION 2.11.  Cancelation...................................................19
SECTION 2.12.  Defaulted Interest............................................19
SECTION 2.13.  CUSIP and ISIN Numbers........................................20

                                    ARTICLE 3

                     REDEMPTION AND REPURCHASE OF DEBENTURES

SECTION 3.01.  Provisional Redemption........................................20
SECTION 3.02.  Optional Redemption...........................................21
SECTION 3.03.  Notice of Redemption; Selection of Debentures.................21
SECTION 3.04.  Payment of Debentures Called for Redemption by the Company....23
SECTION 3.05.  Conversion Arrangement on Call for Redemption.................23
SECTION 3.06.  Repurchase of Debentures by the Company at Option of Holders
                 upon a Fundamental Change...................................24
SECTION 3.07.  Repurchase of Debentures by the Company at Option of Holders
                 on Specified Dates..........................................27
SECTION 3.08.  Company's Right to Elect Manner of Payment of Repurchase
                 Price and Make Whole Payment................................29
SECTION 3.09.  Conditions and Procedures for Repurchase at Option of Holders.32

                                    ARTICLE 4

                       PARTICULAR COVENANTS OF THE COMPANY

SECTION 4.01.  Payment of Principal and Interest.............................34
SECTION 4.02.  Maintenance of Office or Agency...............................35
SECTION 4.03.  Appointments to Fill Vacancies in Trustee's Office............35
SECTION 4.04.  Provisions as to Paying Agent.................................35
SECTION 4.05.  Existence.....................................................36
SECTION 4.06.  Rule 144A Information Requirement.............................36
SECTION 4.07.  Stay, Extension and Usury Laws................................37
SECTION 4.08.  Compliance Certificate........................................37
SECTION 4.09.  Liquidated Damages Notice.....................................37
SECTION 4.10.  Future Guarantors.............................................38

                                    ARTICLE 5

       DEBENTUREHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

SECTION 5.01.  Debentureholders' Lists.......................................38
SECTION 5.02.  Preservation and Disclosure of Lists..........................39
SECTION 5.03.  Reports by Trustee............................................39
SECTION 5.04.  Reports by the Company........................................39

                                    ARTICLE 6

       REMEDIES OF THE TRUSTEE AND DEBENTUREHOLDERS ON AN EVENT OF DEFAULT

SECTION 6.01.  Events of Default.............................................40
SECTION 6.02.  Payments of Debentures on Default; Suit Therefor..............42
SECTION 6.03.  Application of Monies Collected by Trustee....................44
SECTION 6.04.  Proceedings by Debentureholder................................45
SECTION 6.05.  Proceedings by Trustee........................................45
SECTION 6.06.  Remedies Cumulative and Continuing............................46
SECTION 6.07.  Direction of Proceedings and Waiver of Defaults by Majority
                 of Debentureholders.........................................46
SECTION 6.08.  Notice of Defaults............................................46
SECTION 6.09.  Undertaking to Pay Costs......................................47

                                    ARTICLE 7

                                   THE TRUSTEE

SECTION 7.01.  Duties of Trustee.............................................47
SECTION 7.02.  Rights of Trustee.............................................48
SECTION 7.03.  Individual Rights of Trustee..................................49
SECTION 7.04.  Trustee's Disclaimer..........................................49
SECTION 7.05.  Reports by Trustee to Holders.................................50
SECTION 7.06.  Compensation and Indemnity....................................50
SECTION 7.07.  Replacement of Trustee........................................51

SECTION 7.08.  Successor Trustee by Merger...................................52
SECTION 7.09.  Eligibility; Disqualification.................................52
SECTION 7.10.  Preferential Collection of Claims Against Company.............52

                                    ARTICLE 8

                              THE DEBENTUREHOLDERS

SECTION 8.01.  Action by Debentureholders....................................52
SECTION 8.02.  Proof of Execution by Debentureholders........................53
SECTION 8.03.  Who Are Deemed Absolute Owners................................53
SECTION 8.04.  Company-owned Debentures Disregarded..........................53
SECTION 8.05.  Revocation of Consents, Future Holders Bound..................54

                                    ARTICLE 9

                          MEETINGS OF DEBENTUREHOLDERS

SECTION 9.01.  Purpose of Meetings...........................................54
SECTION 9.02.  Call of Meetings by Trustee...................................54
SECTION 9.03.  Call of Meetings by Company or Debentureholders...............55
SECTION 9.04.  Qualifications for Voting.....................................55
SECTION 9.05.  Regulations...................................................55
SECTION 9.06.  Voting........................................................56
SECTION 9.07.  No Delay of Rights by Meeting.................................56

                                   ARTICLE 10

                             SUPPLEMENTAL INDENTURES

SECTION 10.01.  Supplemental Indentures Without Consent of Debentureholders..56
SECTION 10.02.  Supplemental Indenture with Consent of Debentureholders......58
SECTION 10.03.  Effect of Supplemental Indenture.............................59
SECTION 10.04.  Notation on Debentures.......................................60
SECTION 10.05.  Trustee to Sign Supplemental Indentures......................60

                                   ARTICLE 11

                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

SECTION 11.01.  Company and Specified Guarantors May Consolidate on Certain
                   Terms.....................................................60
SECTION 11.02.  Successor to Be Substituted..................................61
SECTION 11.03.  Opinion of Counsel to Be Given Trustee.......................62

                                   ARTICLE 12

                     SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 12.01.  Discharge of Indenture.......................................62

SECTION 12.02.  Paying Agent to Repay Monies Held............................63
SECTION 12.03.  Return of Unclaimed Monies...................................63

                                   ARTICLE 13

         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

SECTION 13.01.  Indenture and Debentures Solely Corporate Obligations........63

                                   ARTICLE 14

                              DEBENTURE GUARANTEES

SECTION 14.01.  Debenture Guarantees.........................................64
SECTION 14.02.  Limitation on Liability......................................66
SECTION 14.03.  Successors and Assigns.......................................66
SECTION 14.04.  No Waiver....................................................66
SECTION 14.05.  Modification.................................................67
SECTION 14.06.  Execution and Non-Impairment.................................67
SECTION 14.07.  Contribution.................................................67

                                   ARTICLE 15

                            CONVERSION OF DEBENTURES

SECTION 15.01.  Right to Convert.............................................67
SECTION 15.02.  Exercise of Conversion Privilege; Issuance of Common Stock
                  on Conversion; No Adjustment for Interest or Dividends;
                  Settlement of Cash or Common Stock upon Conversion.........70
SECTION 15.03.  Cash Payments in Lieu of Fractional Shares...................74
SECTION 15.04.  Conversion Rate..............................................74
SECTION 15.05.  Adjustment of Conversion Rate................................74
SECTION 15.06.  Effect of Reclassification, Consolidation, Merger or Sale....81
SECTION 15.07.  Taxes on Shares Issued.......................................82
SECTION 15.08.  Reservation of Shares, Shares to Be Fully Paid; Compliance
                  with Governmental Requirements; Listing of Common Stock....82
SECTION 15.09.  Responsibility of Trustee....................................83
SECTION 15.10.  Notice to Holders Prior to Certain Actions...................84
SECTION 15.11.  Shareholder Rights Plan......................................84

                                   ARTICLE 16

                            MISCELLANEOUS PROVISIONS

SECTION 16.01.  [Intentionally Omitted.].....................................85
SECTION 16.02.  Provisions Binding on Company's Successors...................85
SECTION 16.03.  Official Acts by Successor Corporation.......................85
SECTION 16.04.  Addresses for Notices, Etc...................................85
SECTION 16.05.  Governing Law................................................86

SECTION 16.06.  Evidence of Compliance with Conditions Precedent, Certificates to Trustee................................................86
SECTION 16.07.  Legal Holidays...............................................86
SECTION 16.08.  Company Responsible for Making Calculations..................86
SECTION 16.09.  Trust Indenture Act..........................................87
SECTION 16.10.  No Security Interest Created.................................87
SECTION 16.11.  Benefits of Indenture........................................87
SECTION 16.12.  Table of Contents, Headings, Etc.............................87
SECTION 16.13.  Authenticating Agent.........................................87
SECTION 16.14.  Execution in Counterparts....................................88
SECTION 16.15.  Severability.................................................88


Appendix A Provisions Relating to Debentures.................................A-1
Exhibit A  Form of Debenture.................................................E-1
Schedule I Schedule of Increases or Decreases in Global Security.............S-1
Exhibit B  Form of Supplemental Indenture for Future Guarantors..............B-1

                              CROSS-REFERENCE TABLE


TIA                                                                Indenture
Section                                                            Section

310(a)(1).....................................................    7.09
   (a)(2).....................................................    7.09
   (a)(3).....................................................    N.A.
   (a)(4).....................................................    N.A.
   (b)........................................................    7.07; 7.09
   (c)........................................................    N.A.
311(a)........................................................    7.10
   (b)........................................................    7.10
   (c)........................................................    N.A.
312(a)........................................................    2.06; 5.01
   (b)........................................................    5.02(b)
   (c)........................................................    5.02(c)
313(a)........................................................    7.05; 5.03(a)
   (b)(1).....................................................    N.A.
   (b)(2).....................................................    7.05
   (c)........................................................    16.04
   (d)........................................................    7.05; 5.03(b)
314(a)........................................................    5.04; 16.04
   (b)........................................................    N.A.
   (c)(1).....................................................    16.06
   (c)(2).....................................................    16.06
   (c)(3).....................................................    N.A.
   (d)........................................................    N.A.
   (e)........................................................    16.06
   (f)........................................................    N.A.
315(a)........................................................    7.01
   (b)........................................................    6.08; 16.04
   (c)........................................................    7.01; 7.02
   (d)........................................................    7.01
   (e)........................................................    6.09
316(a)(last sentence).........................................    8.04
   (a)(1)(A)..................................................    6.04; 6.07
   (a)(1)(B)..................................................    6.07
   (a)(2).....................................................    N.A.
   (b)........................................................    6.04
317(a)(1).....................................................    6.05
   (a)(2).....................................................    6.05 (implied)
   (b)........................................................    2.05
318(a)........................................................    16.09

         N.A. means Not Applicable.
         Note: This Cross-Reference Table shall not, for any purpose, be deemed to be part of this Indenture.

                                    INDENTURE

                  INDENTURE dated as of January 22, 2004, among GRAFTECH INTERNATIONAL LTD., a Delaware corporation (hereinafter called the "COMPANY"), having its principal office at Brandywine West, 1521 Concord Pike, Suite 301, Wilmington, DE 19803, GRAFTECH FINANCE INC., GRAFTECH GLOBAL ENTERPRISES INC., UCAR CARBON COMPANY INC., UCAR INTERNATIONAL TRADING INC. and UCAR CARBON TECHNOLOGY LLC, (each a "GUARANTOR" and collectively, the "GUARANTORS"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States (hereinafter called the "TRUSTEE").

                                   WITNESSETH:

                  WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issue of its 1 ?% Convertible Senior Debentures (hereinafter called the "DEBENTURES"), in an aggregate principal amount limited to $225,000,000, and the Guarantors have duly authorized the Debenture Guarantees (as hereinafter defined), and, to provide the terms and conditions upon which the Debentures and the Debenture Guarantees are to be authenticated, issued and delivered, the Company and the Guarantors have duly authorized the execution and delivery of this Indenture.

                  WHEREAS, the Debentures, the Debenture Guarantees, the certificate of authentication to be borne by the Debentures, a form of assignment, a form of fundamental change repurchase election, a form of Company repurchase election and a form of conversion notice to be borne by the Debentures are to be substantially in the forms hereinafter provided for.

                  WHEREAS, all acts and things necessary to make the Debentures and the Debenture Guarantees, when executed by the Company and the Guarantors, as applicable, and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture provided, the valid, binding and legal obligations of the Company and the Guarantors, as applicable, and to constitute this Indenture a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issue hereunder of the Debentures and the Debenture Guarantees have in all respects been duly authorized; and in addition, all things necessary to duly authorize the issuance of the Common Stock (as hereinafter defined) of the Company initially issuable upon the conversion of the Debentures, and to duly reserve for issuance the number of shares of Common Stock initially issuable upon such conversion, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  That in order to declare the terms and conditions upon which the Debentures and the Debenture Guarantee are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Debentures by the holders thereof, the Company and the Guarantors covenant and agree with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Debentures (except as otherwise provided below), as follows:

                                   ARTICLE 1
                                   DEFINITIONS
                                   -----------

                  SECTION 1.01. Definitions. The terms defined in this Section
1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section
1.01. All other terms used in this Indenture that are defined in the Trust Indenture Act or which are by reference therein defined in the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meanings assigned to such terms in the Trust Indenture Act and in the Securities Act as in force at the date of the execution of this Indenture. The words "herein", "hereof", "hereunder" and words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other Subdivision. The terms defined in this Article include the plural as well as the singular.

                  "ADJUSTMENT EVENT" has the meaning specified in Section 15.05(l).

                  "AET" means Advanced Energy Technology Inc., a Delaware corporation, and its successors.

                  "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "CONTROL", when used with respect to any specified Person, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

                  "BANKRUPTCY LAW" means Title 11, United States Bankruptcy Code of 1978, as amended, or any similar United States federal or state law relating to the bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors or any amendment to, successor to or change in any such law.

                  "BOARD OF DIRECTORS" means, with respect to a Person, the Board of Directors of such Person or any committee of such Board duly authorized to act on behalf of such Board, or, if such Person is not a corporation, the equivalent governing or managing body, authority or individual. Unless otherwise indicated, references to the Board of Directors shall mean the Board of Directors of the Company.

                  "BOARD RESOLUTION" means a resolution duly adopted by the Board of Directors of a Person, a copy of which, certified by the Secretary or an Assistant Secretary of such Person or, if such Person is not a corporation, the equivalent officer, to be in full force and effect on the date of such certification, shall have been delivered to the Trustee. Unless otherwise indicated, references to a Board Resolution shall mean a Board Resolution of the Board of Directors of the Company.

                  "BUSINESS DAY" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banking institutions are authorized or required by law, regulation or executive order to close in The City of New York or St. Paul, Minnesota.

                  "CAPITAL STOCK" of any Person means any and all shares (including ordinary shares or American Depositary Shares), interests, participations or other equivalents, however designated, of capital stock or other equity participations, including partnership interests, whether general or limited, of such Person (collectively an "equity interest") and any and all rights (other than debt securities convertible or exchangeable into an equity interest), warrants or options to acquire an equity interest in such Person.

                  "CASH" has the meaning specified in Section 3.08(a).

                  "CASH AMOUNT" has the meaning specified in Section 15.02(h)(iii).

                  "CASH SETTLEMENT AVERAGING PERIOD" has the meaning specified in Section 15.02(h)(ii)(B).

                  "CASH SETTLEMENT NOTICE PERIOD" has the meaning specified in
Section 15.02(g)(i).

                  "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "COMMON STOCK" means any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. Subject to the provisions of Section 15.06, however, shares issuable on conversion of Debentures shall include only shares of the class designated as common stock of the Company at the date of this Indenture (namely, the Common Stock, par value $0.01) or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable on conversion shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

                  "COMPANY" means the corporation named as the "Company" in the first paragraph of this Indenture, and, subject to the provisions of Article 11 and Section 15.06, shall include its successors and assigns.

                  "COMPANY REPURCHASE DATE" has the meaning specified in Section 3.07(a).

                  "COMPANY REPURCHASE ELECTION" has the meaning specified in
Section 3.07(c)(i).

                  "COMPANY REPURCHASE NOTICE" has the meaning specified in
Section 3.07(b).

                  "COMPANY REPURCHASE PRICE" has the meaning specified in
Section 3.07(a).

                  "CONSOLIDATED ASSETS" of any Person at any date means the consolidated total assets of such Person and its subsidiaries at such date as determined on a consolidated basis in accordance with GAAP.

                  "CONVERSION AGENT" means the Trustee or such other office or agency designated by the Company where Debentures may be presented for conversion.

                  "CONVERSION DATE" has the meaning specified in Section
15.02(c).

                  "CONVERSION OBLIGATION" has the meaning specified in Section 15.02(g)(i).

                  "CONVERSION PRICE" as of any day means $1,000 divided by the Conversion Rate as of such date and rounded to the nearest cent. The Conversion Price shall initially be approximately $16.58 per share of Common Stock.

                  "CONVERSION RATE" has the meaning specified in Section 15.04.

                  "CONVERSION RETRACTION PERIOD" has the meaning specified in
Section 15.02(g)(i).

                  "CORPORATE TRUST OFFICE" or other similar term means the designated office of the Trustee at which at any particular time its corporate trust business as it relates to this Indenture shall be administered, which office is, at the date as of which this Indenture is dated, located at One Federal Street, Third Floor, Boston MA 02110, Attention: Corporate Trust Services.

                  "CUSTODIAN" means U.S. Bank National Association, a national banking association, as custodian with respect to the Debentures in global form, or any successor entity thereto.

                  "DEBENTURE" or "DEBENTURES" means any Debenture or Debentures, as the case may be, authenticated and delivered under this Indenture, including any Global Debenture.

                  "DEBENTURE GUARANTEE AGREEMENT" means a supplemental indenture, substantially in the form attached hereto as Exhibit B, pursuant to which a Guarantor guarantees the Company's obligations with respect to the Debentures on the terms provided for in this Indenture.

                  "DEBENTURE GUARANTEE" means each Guarantor's Guarantee of the obligations with respect to the Debentures issued by the Company pursuant to the terms of this Indenture.

                  "DEBENTURE REGISTER" has the meaning specified in Section
2.04.

                  "DEBENTURE REGISTRAR" has the meaning specified in Section
2.04.

                  "DEBENTUREHOLDER" or "HOLDER" as applied to any Debenture, or other similar terms (including the term "HOLDER OF RECORD" but excluding the terms "BENEFICIAL HOLDER" and "BENEFICIAL OWNER" ), means any Person in whose name a particular Debenture is registered at the time on the Debenture Registrar's books.

                  "DEFAULT" means any event that is, or after notice or passage of time, or both, would be, an Event of Default.

                  "DEFAULTED INTEREST" means any interest on any Debentures which is payable, but is not punctually paid or duly provided for, on any January 15 or July 15.

                  "DEPOSITARY" has the meaning specified in Appendix A.

                  "DETERMINATION DATE" has the meaning specified in Section 15.05(l).

                  "EVENT OF DEFAULT" has the meaning specified in Section 6.01.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

                  "EX-DIVIDEND DATE" means, with respect to any issuance or distribution on shares of Common Stock, the first date on which a sale of shares of Common Stock does not automatically transfer the right to receive the relevant distribution from the seller of the shares to the buyer.

                  "EXPIRATION TIME" means the last time tenders or exchanges may be made pursuant to a tender or exchange offer.

                  "FAIR MARKET VALUE" means, with respect to any asset or property, the sale value that would be obtained in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy. Unless otherwise indicated, Fair Market Value shall be determined in good faith by the Board of Directors.

                  "FINAL NOTICE DATE" has the meaning specified in Section 15.02(g).

                  "FORM OF CONVERSION NOTICE" has the meaning specified in
Section 15.02(a).

                  "FUNDAMENTAL CHANGE" means the occurrence after the Original Issuance Date of any of the following:

                  (a) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that for purposes of this clause (a) such person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 35% of the total voting power of the voting stock of the Company (for the purposes of this clause (a), such person shall be deemed to beneficially own any voting stock of a person (the

"specified person") held by any other person (the "parent entity"), if such other person is the beneficial owner (as defined in this clause (a)), directly or indirectly, of more than 35% of the voting power of the voting stock of such parent entity); or

                  (b) individuals who on January 22, 2004, constituted the Board of Directors of the Company (together with any new directors whose election by the Board of Directors of the Company, as the case may be, or whose nomination for election by the stockholders of the Company was approved by a vote of 66?% of the directors of the Company then still in office who were either directors on January 22, 2004 or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office;

                  (c) the adoption of a plan relating to the liquidation or dissolution of the Company; or

                  (d) the merger or consolidation of the Company with or into another Person, or the merger of another Person with the Company, or the sale of all or substantially all the assets of the Company (in each case, determined on a consolidated basis) to another Person, other than a transaction following which (A) in the case of a merger or consolidation transaction, holders of securities that represented 100% of the voting stock of the Company immediately prior to such transaction (or other securities into which such securities are converted as part of such merger or consolidation transaction) hold directly or indirectly at least a majority of the voting power of the voting stock of the surviving Person in such merger or consolidation transaction immediately after such transaction and in substantially the same proportion as before such merger or consolidation transaction and (B) in the case of a sale of assets transaction, (i) the transferee Person(s) become(s) a Guarantor in respect of the Debentures and (ii) either (x) the transferee Person(s) constitute(s) a subsidiary of the transferor(s) of such assets or (y) holders of securities that represented 100% of the voting stock of the Company immediately prior to such sale of assets transaction hold, directly or indirectly, at least a majority of the voting power of the voting stock of the transferee Person(s) in such sale of assets transaction immediately after such sale of assets transaction and in substantially the same proportion as before such sale of assets transaction; or

                  (e) the Company ceases to own, directly or indirectly, all of the voting power of the voting stock of any Specified Guarantor; or

                  (f) the capital stock of the Company or other capital stock into which the Debentures are convertible is neither listed for trading on a United States national or regional securities exchange nor approved for listing on the Nasdaq National Market or any similar United States system of automated dissemination of quotations of securities prices, and no American Depository Shares or similar instruments for such capital stock are so listed or approved for listing in the United States.

                  A Fundamental Change will not be deemed to have occurred in respect of the occurrence of an event described in clause (a), (b), (c), (d) or
(e) above, however, if either:

                  (a) the Last Reported Sale Price of the Common Stock for any five Trading Days within the 10 consecutive Trading Days ending immediately after the later of the Fundamental Change or the public announcement thereof, equals or exceeds 105% of the Conversion Price of the Debentures immediately before the Fundamental Change or the public announcement thereof; or

                  (b) at least 80% of the consideration, excluding cash payments for fractional shares, in the transaction or transactions constituting the Fundamental Change consists of shares of capital stock traded on a United States national or regional securities exchange or quoted on the Nasdaq National Market or any similar United States system of automated dissemination of quotations of securities prices, or which will be so traded or quoted when issued or exchanged in connection with a Fundamental Change (these securities being referred to as "PUBLICLY TRADED SECURITIES") and as a result of the transaction or transactions the Debentures become convertible into such Publicly Traded Securities, excluding cash payments for fractional shares, such Publicly Traded Securities to be valued as of the date on which the transaction or transactions constituting the Fundamental Change are publicly announced.

                  "FUNDAMENTAL CHANGE REPURCHASE DATE" has the meaning specified in Section 3.06(a).

                  "FUNDAMENTAL CHANGE REPURCHASE ELECTION" has the meaning specified in Section 3.06(c)(i).

                  "FUNDAMENTAL CHANGE REPURCHASE NOTICE" has the meaning specified in Section 3.06(b).

                  "FUNDAMENTAL CHANGE REPURCHASE PRICE" has the meaning provided in Section 3.06a).

                  "GAAP" means generally accepted accounting principles in the United States of America as in effect as of January 22, 2004, including those set forth in:

                       (a) the opinions and pronouncements of the Accounting
                    Principles Board of the American Institute of Certified Public Accountants,

                       (b) statements and pronouncements of the Financial
                    Accounting Standards Board,

                       (c) such other statements by such other entities as
                    approved by a significant segment of the accounting profession, and

                       (d) the rules and regulations of the Commission governing
                    the inclusion of financial statements (including pro forma financial statements) in periodic reports required to be filed pursuant to Section 13 of the Exchange Act, including opinions and pronouncements in staff accounting bulletins and similar written statements from the accounting staff of the Commission.

                  All computations based on GAAP contained in this Indenture shall be computed in conformity with GAAP.

                  "GLOBAL DEBENTURE" means a Debenture in global form registered in the name of the Depository or the nominee of the Depository.

                  "GRAFTECH FINANCE" means GrafTech Finance Inc., a Delaware corporation, and, subject to Article II and Section 15.06, its successors and assigns.

                  "GRAFTECH GLOBAL" means GrafTech Global Enterprises Inc., a Delaware corporation, and, subject to Article II and Section 15.06, its successors and assigns.

                  "GUARANTEE" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any other Person and any obligation, direct or indirect, contingent or otherwise, of such
Person:

                      (a) to purchase or pay (or advance or supply funds for the purchase or payment of) Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay, to maintain financial statement conditions or otherwise), or

                      (b) entered into for the purpose of assuring in any other
                    manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business, and the term "Guarantee" used as a verb has a correlative meaning.

                  "GUARANTEED OBLIGATIONS" has the meaning specified in Section 14.01(a).

                  "GUARANTOR" means each of GrafTech Finance, GrafTech Global, UCAR Carbon, UCAR Trading, UCAR Carbon Technology and each other subsidiary of the Company that hereafter guarantees the Debentures pursuant to the terms of this Indenture.

                  "INCUR" means issue, assume, Guarantee, incur or otherwise become liable for, and the term "Incurrence" when used as a noun shall have a correlative meaning.

                  "INDEBTEDNESS" means, with respect to any Person, on any date of determination (without duplication):

                       (a) obligations of such Person for borrowed money, or
                    evidenced by bonds, debentures, notes or similar instruments, for which such Person is responsible or liable;

                       (b) obligations of such Person for the reimbursement of
                    obligors on letters of credit, bank guarantees or bankers' acceptances (other than obligations with respect to letters of credit, bank guarantees or bankers' acceptances securing entered into in the ordinary course of business of such Person, in each case, to the extent such letters of credit, bank guarantees or bankers' acceptances are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the tenth Business Day following payment of such letters of credit, bank guarantees or bankers' acceptances);

                       (c) obligations of such Person in respect of leases
                    required in conformity with GAAP to be accounted for as capitalized lease obligations;

                       (d) obligations and other liabilities of such Person
                    under any lease or related document in connection with the lease of real property that provides that such Person is contractually obligated to purchase or cause a third party to purchase the leased property and thereby guarantee a minimum residual value of the leased property to the lessor;

                       (e) obligations of such Person with respect to an
                    interest rate swap agreement, interest rate cap agreement or other financial agreement or arrangement designed to protect such Person against fluctuations in interest rates, or foreign exchange contract, currency swap agreement; or other similar agreement designed to protect such Person against fluctuation in currency values;

                       (f) obligations of other Persons of the type described in
                    paragraphs (a) to (e) above in respect of which such Person is liable or responsible, directly or indirectly, including by means of any Guarantee; and

                       (g) obligations of another Person of the type described
                    in paragraphs (a) to (e) above secured by any mortgage, pledge, lien or other encumbrance existing on property which is owned or held by such Person;

         in each case other than any account payable or other accrued current liability or obligation of such Person incurred in the ordinary course of business connection with the obtaining of materials or services. For purposes of determining the amount of Indebtedness under Section 4.10 and Section 6.01, the principal or notional amount thereof (as determined in accordance with GAAP) shall be used.

                  "INDENTURE" means this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

                  "INTERCOMPANY INDEBTEDNESS" means Indebtedness of the Company to any of its subsidiaries or Indebtedness of any of the Company's subsidiaries to the Company or any other of the Company's subsidiaries.

                  "INITIAL PURCHASERS" means J.P. Morgan Securities Inc., CIBC World Markets Corp., RBC Dain Rauscher Inc., Jefferies & Company, Inc. and ABN AMRO Rothschild LLC.

                  "INTEREST" means, when used with respect to the Debentures, any interest payable under the terms of the Debentures and Liquidated Damages, if any, payable under the terms of the Registration Rights Agreement.

                  "INTEREST PAYMENT DATE" means January 15 and July 15 of each year, commencing July 15, 2004.

                  "LAST REPORTED SALE PRICE" of the Common Stock on any date means the closing sale price per share (or, if no closing sale price is reported, the average of the bid and asked prices or, if more than one in either case, the average of the average bid and the average asked prices) on that date as reported in composite transactions for the principal United States national or regional securities exchange on which the Common Stock is traded or, if the Common Stock is not listed on a United States national or regional securities exchange, as reported by the Nasdaq National Market. If the Common Stock is not listed for trading on a United States national or regional securities exchange and not reported by the Nasdaq National Market on the relevant date, the "LAST REPORTED SALE PRICE" will be the last quoted bid price for the Common Stock in the over-the-counter market on the relevant date as reported by the National Quotation Bureau Incorporated or any similar United States system of automated dissemination of quotation of securities prices. If the Common Stock is not so quoted, the "LAST REPORTED SALE PRICE" will be the average of the mid-point of the last bid and asked prices for the Common Stock on the relevant date from each of at least three independent nationally recognized investment banking firms selected by the Company for this purpose. "LAST REPORTED SALE PRICE" of any other security shall have a correlative meaning.

                  "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset given to secure Indebtedness, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction, in each case other than relating to any account payable or other accrued current liability or obligation incurred in the ordinary course of business in connection with the obtaining of materials or services.

                  "LIQUIDATED DAMAGES" has the meaning specified in Section 3(a) of the Registration Rights Agreement.

                  "LIQUIDATED DAMAGES NOTICE" has the meaning specified in
Section 4.09(a).

                  "MAKE WHOLE PAYMENT" has the meaning specified in Section 3.01(b).

                  "MARKET PRICE" means, with respect to any Repurchase Date or other date of determination and for purposes of Section 3.01(b), the average of the Last Reported Sale Price of the Common Stock for the twenty (20) consecutive Trading Days ending on the third Business Day prior to the applicable Repurchase Date or date of determination, as the case may be (or, if such third Business Day prior to the applicable Repurchase Date or date of determination, as the case may be, is not a Trading Day, then ending on the last Trading Day prior to such third

Business Day), appropriately adjusted to take into account the occurrence, during the period commencing on the first Trading Day during the period of twenty (20) consecutive Trading Days and ending on the applicable Repurchase Date or date of determination, as the case may be, of any event described in Section 15.05 or Section 15.06.

                  "NON-ELECTING SHARE" has the meaning specified in Section
15.06.

                  "NOTICE DATE" has the meaning specified in Section 3.01(a).

                  "OFFICER" means the Chairman of the Board, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, the President, any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "Vice President"), the Treasurer or the Secretary or an Assistant Secretary of the Company. "OFFICER" of any of the Guarantors has a correlative meaning.

                  "OFFICERS' CERTIFICATE", when used with respect to the Company, means a certificate signed by any two of the Chairman of the Board, the Chief Executive Officer, the Chief Operating Officer, the President, the Chief Financial Officer, any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "Vice President"), the Treasurer or the Secretary of the Company. "Officers' Certificate" of any of the Guarantors has a correlative meaning.

                  "OPINION OF COUNSEL" means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company or a Guarantor.

                  "OPTIONAL REDEMPTION" has the meaning specified in Section
3.02.

                  "OPTIONAL REDEMPTION DATE" has the meaning specified in
Section 3.02.

                  "OPTIONAL REDEMPTION PRICE" has the meaning specified in
Section 3.02.

                  "ORIGINAL ISSUANCE DATE" means the date on which the Debentures are first authenticated and delivered under this Indenture.

                  "OUTSTANDING", when used with reference to Debentures and subject to the provisions of Section 8.04, means, as of any particular time, all Debentures authenticated and delivered by the Trustee under this Indenture, except:

                  (a) Debentures theretofore canceled by the Trustee or delivered to the Trustee for cancelation;

                  (b) Debentures, or portions thereof, (i) for the redemption of which monies in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Company or a Guarantor or Wholly Owned Subsidiary) or (ii) which shall have been otherwise discharged in accordance with Article 12;

                  (c) Debentures in lieu of which, or in substitution for which, other Debentures shall have been authenticated and delivered pursuant to the terms of Section 2.08; and

                  (d) Debentures converted into Common Stock pursuant to Article 15 and Debentures deemed not outstanding pursuant to Article 3.

                  "PAYING AGENT" has the meaning specified in Section 2.04.

                  "PERSON" means any corporation, association, partnership, limited liability company, individual, joint venture, joint stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

                  "PRINCIPAL VALUE CONVERSION" has the meaning specified in
Section 15.01(a).

                  "PROVISIONAL REDEMPTION" has the meaning set forth in Section 3.01(a).

                  "PROVISIONAL REDEMPTION DATE" has the meaning set forth in
Section 3.01(a).

                  "PROVISIONAL REDEMPTION PRICE" has the meaning specified in
Section 3.01(a).

                  "REDEMPTION DATE" means the Optional Redemption Date in the case of an Optional Redemption and the Provisional Redemption Date in the case of a Provisional Redemption.

                  "REDEMPTION NOTICE" has the meaning specified in Section 3.03(a).

                  "REDEMPTION PRICE" means the Optional Redemption Price in the case of an Optional Redemption and the Provisional Redemption Price in the case of a Provisional Redemption.

                  "REFINANCE" means, in respect of any Indebtedness, to refinance, extend, replace, renew, refund, repay, prepay, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for, such Indebtedness and the terms "Refinanced" and "Refinancing" shall have correlative meanings.

                  "REGISTRATION RIGHTS AGREEMENT" means the Resale Registration Rights Agreement, dated as of January 22, 2004, among the Company, the Guarantors and the Initial Purchasers, as amended from time to time in accordance with its terms.

                  "REGULAR RECORD DATE" means, with respect to each Interest Payment Date, the close of business on the January 1 or July 1 preceding such Interest Payment Date (whether or not a Business Day).

                  "REPURCHASE DATE" means the Fundamental Change Repurchase Date or the Company Repurchase Date, as the context requires.

                  "REPURCHASE ELECTION" means the Fundamental Change Repurchase Election or the Company Repurchase Election, as the context requires.

                  "REPURCHASE NOTICE" means the Fundamental Change Repurchase Notice or the Company Repurchase Notice, as the context requires.

                  "REPURCHASE PRICE" means the Fundamental Change Repurchase Price or the Company Repurchase Price, as the context requires.

                  "RESTRICTED SECURITIES" refers to every Debenture or Common Stock that bears or is required under Section 2.07 to bear the legend set forth in Appendix A.

                  "RULE 144A" means Rule 144A as promulgated under the Securities Act.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SENIOR FACILITIES" means the Credit Agreement dated as of February 22, 2000, among the Company (formerly UCAR International Inc.), GrafTech Global (formerly UCAR Global Enterprises Inc.), GrafTech Finance (formerly UCAR Finance Inc.), certain of the other subsidiaries of the Company, the lenders referred to therein, JPMorgan Chase Bank, as Administrative Agent, J.P. Morgan Securities Inc. and Credit Suisse First Boston, as Joint-Lead Arrangers, and Chase Securities Inc. and Credit Suisse First Boston, as Syndication Agents, together with the related documents thereto (including the term loans and revolving loans thereunder, any guarantees and any security documents), as amended, extended, renewed, restated supplemented or otherwise modified (in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time, and any agreement or agreements (and related documents) governing Indebtedness incurred to Refinance, in whole or in part, the borrowings and commitments then outstanding or permitted to be outstanding under such Credit Agreement or a successor Credit Agreement, whether by the same or any other lender or group of lenders.

                  "SENIOR NOTES" means the 10 1/4% Senior Notes due 2012 issued by GrafTech Finance.

                  "SENIOR NOTE INDENTURE" means the Indenture dated as of February 15, 2002, as supplemented by the first supplemental indenture, dated as of April 30, 2002, among GrafTech Finance, the guarantors party thereto and U.S. Bank National Association, successor-in-interest to State Street Bank and Trust Company, as trustee, relating to the Senior Notes.

                  "SIGNIFICANT SUBSIDIARY" means any subsidiary of the Company that would be a "significant subsidiary" of the Company within the meaning of Rule 1-02 under Regulation S-X promulgated by the Commission.

                  "SPECIFIED GUARANTOR" means each of GrafTech Finance, GrafTech Global and UCAR Carbon.

                  "STATED MATURITY" means January 15, 2024.

                  "STOCK RECORD DATE" means, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

                  "SUBSIDIARY" means, with respect to any Person, (a) any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock or other equity interest entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of that Person (or a combination thereof) and (b) any partnership (i) the sole general partner or managing general partner of which is such Person or a subsidiary of such Person or (ii) the only general partners of which are such Person or of one or more subsidiaries of such Person (or any combination thereof).

                  "SUCCESSOR COMPANY" has the meaning specified in Section 11.01(a).

                  "TRADING DAY" means a day during which trading in securities generally occurs on the New York Stock Exchange or, if the applicable security is not listed on the New York Stock Exchange, on the principal other national or regional securities exchange on which the applicable security is then listed or, if the applicable security is not listed on a national or regional securities exchange, on the National Association of Securities Dealers Automated Quotation System or, if the applicable security is not quoted on the National Association of Securities Dealers Automated Quotation System, on the principal other market on which the applicable security is then traded (provided that no day on which trading of the applicable security is suspended on such exchange or other trading market will count as a Trading Day).

                  "TRADING PRICE" means, as of any date of determination, the average of the secondary market bid quotations obtained by the Trustee for $5,000,000 principal amount of Debentures at approximately 3:30 p.m., New York City time, on such determination date from three independent nationally recognized securities dealers (none of which shall be the Company or an Affiliate thereof) in The City of New York (or such other place that may be determined from time to time by the Company) selected by the Company; provided, however, if at least three such bids cannot reasonably be obtained by the Trustee, but two such bids are obtained, then the average of the two bids shall be used, and if only one such bid can reasonably be obtained by the Trustee, that one bid shall be used. If the Trustee cannot reasonably obtain at least one bid for $5,000,000 principal amount of Debentures from an independent nationally recognized securities dealer or, in the reasonable judgment of the Company, the bid quotations are not indicative of the secondary market value of the Debentures, then the Trading Price per $1,000 principal amount of Debentures will be deemed to be less than 98% of the product of the Last Reported Sale Price of the Common Stock and the Conversion Rate.

                  "TREASURY YIELD" means the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release
H.15 (519) that has become publicly available at least two business days prior to the Redemption Date (or, if such Statistical Release is no longer published, any publicly available source for similar market data)) most nearly equal to the then remaining term to January 15, 2011; provided, however, that if the then remaining term to January 15, 2011, is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Yield shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the then remaining term to January 11, 2011, is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

                  "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended, as it was in force at the date of this Indenture, except as provided in Sections 10.03 and 15.06; provided that if the Trust Indenture Act of 1939 is amended after the date hereof, the term "TRUST INDENTURE ACT" shall mean, to the extent required by such amendment, the Trust Indenture Act of 1939 as so amended.

                  "TRUST OFFICER" means, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

                  "TRUSTEE" means U.S. Bank National Association, a national banking association, and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee at the time serving as successor trustee hereunder.

                  "UCAR CARBON" means UCAR Carbon Company Inc., a Delaware corporation, and, subject to Article 11 and Section 15.06, its successors and assigns.

                  "UNIFORM COMMERCIAL CODE" means the New York Uniform Commercial Code as in effect from time to time.

                  "VOTING STOCK" of a Person means all classes of capital stock or other interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

                  "WHOLLY OWNED SUBSIDIARY" means a subsidiary of the Company all the capital stock of which (other than directors' qualifying or other legally required shares) is owned by the Company or another Wholly Owned Subsidiary.

                                   ARTICLE 2
     ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF DEBENTURES
     ----------------------------------------------------------------------

                  SECTION 2.01. Amount of Debentures. The aggregate principal amount of Debentures which may be authenticated and delivered under this Indenture shall not exceed $225,000,000 (except for Debentures authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debentures pursuant to Sections 2.07, 2.08, 2.09, 2.10, 3.04, 15.02 or Appendix A).

                  SECTION 2.02. Form and Dating. Provisions relating to the Debentures are set forth in Appendix A, which is hereby incorporated in and expressly made a part of this Indenture. The Debentures and the Trustee's certificate of authentication shall each be substantially in the form of Exhibit A hereto, which is hereby incorporated in and expressly made a part of this Indenture. The Debentures may have notations, legends or endorsements

(including the Debenture Guarantee) required by law, stock exchange rule, agreements to which the Company or any Guarantor is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). Each Debenture shall be dated the date of its authentication. The Debentures shall be issuable only in registered form without interest coupons and only in denominations of $1,000 and integral multiples thereof.

                  SECTION 2.03. Execution and Authentication. Two Officers shall sign the Debentures for the Company by manual or facsimile signature.

                  If an Officer whose signature is on a Debenture no longer holds that office at the time the Trustee authenticates the Debenture, the Debenture shall be valid nevertheless.

                  A Debenture shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Debenture. The signature shall be conclusive evidence that the Debenture has been authenticated under this Indenture.

                  The Trustee shall authenticate and make available for delivery Debentures as set forth in Appendix A.

                  The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate the Debentures. Any such appointment shall be evidenced by an instrument signed by a Trust Officer, a copy of which shall be furnished to the Company. Unless limited by the terms of such appointment, an authenticating agent may authenticate Debentures whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as any Debenture Registrar, Paying Agent or agent for service of notices and demands.

                  SECTION 2.04. Debenture Registrar and Paying Agent. (a) The Company shall maintain an office or agency where Debentures may be presented for registration of transfer or for exchange (the "DEBENTURE REGISTRAR") and an office or agency where Debentures may be presented for payment (the "PAYING AGENT"). The Debenture Registrar shall keep a register of the Debentures and of their transfer and exchange (the "DEBENTURE REGISTER"). The Company may have one or more co-debenture registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent, and the term "Debenture Registrar" includes any co-debenture registrars. The Company initially appoints the Trustee as (i) Debenture Registrar and Paying Agent in connection with the Debentures and (ii) the Custodian with respect to the Global Debentures.

                  (b) The Company shall enter into an appropriate agency agreement with any Debenture Registrar or Paying Agent not a party to this Indenture, which shall incorporate the terms of the Trust Indenture Act. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Debenture Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.06. The Company may change the Paying Agent or Debenture Registrar without prior notice to the holders of the Debentures. The Company, any Guarantor or any domestically organized Wholly Owned Subsidiary may act as Paying Agent or Debenture Registrar.

                  (c) The Company may remove any Debenture Registrar or Paying Agent upon written notice to such Debenture Registrar or Paying Agent and to the Trustee; provided, however, that no such removal shall become effective until
(i) acceptance of an appointment by a successor as evidenced by an appropriate agreement entered into by the Company and such successor Debenture Registrar or Paying Agent, as the case may be, and delivered to the Trustee or (ii) notification to the Trustee that the Trustee shall serve as Debenture Registrar or Paying Agent until the appointment of a successor in accordance with clause
(i) above. The Debenture Registrar or Paying Agent may resign at any time upon written notice to the Company and the Trustee.

                  SECTION 2.05. Paying Agent to Hold Money in Trust. Prior to each due date of the principal of and interest on any Debenture, the Company shall deposit with the Paying Agent (or if the Company, a Guarantor or a Wholly Owned Subsidiary is acting as Paying Agent, segregate and hold in trust for the benefit of the Persons entitled thereto (or, in the case of a Wholly Owned Subsidiary, the Company shall cause such Wholly Owned Subsidiary to so segregate and hold such funds)) a sum sufficient to pay such principal and interest when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of holders or the Trustee all money held by the Paying Agent for the payment of principal of and interest on the Debentures, and shall notify the Trustee of any default by the Company in making any such payment. If the Company, a Guarantor or a Wholly Owned Subsidiary acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund (or, in the case of a Wholly Owned Subsidiary, the Company shall cause such Wholly Owned Subsidiary to so segregate and hold such funds). The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by the Paying Agent. Upon complying with this Section, the Paying Agent shall have no further liability for the money delivered to the Trustee.

                  SECTION 2.06. Holder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of holders. If the Trustee is not the Debenture Registrar, the Company shall furnish, or cause the Debenture Registrar to furnish, to the Trustee, in writing at least five Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of holders.

                  SECTION 2.07. Transfer and Exchange. The Debentures shall be issued in registered form and shall be transferable only upon the surrender of a Debenture for registration of transfer and in compliance with Appendix A. When a Debenture is presented to the Debenture Registrar with a request to register a transfer, the Debenture Registrar shall register the transfer as requested if its requirements therefor are met. When Debentures are presented to the Debenture Registrar with a request to exchange them for an equal principal amount of Debentures of other denominations, the Debenture Registrar shall make the exchange as requested if the same requirements are met. To permit registration of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Debentures at the Debenture Registrar's request. The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with any transfer or exchange pursuant to this Section. The Company shall not be required to make and the Debenture Registrar need not register transfers or exchanges of Debentures selected for redemption (except, in the case of Debentures to be redeemed in part, the portion thereof not to be redeemed) or any Debentures for a period of 15 days before a selection of Debentures to be redeemed.

                  Prior to the due presentation for registration of transfer of any Debenture, the Company, each Guarantor, the Trustee, the Paying Agent and the Debenture Registrar may deem and treat the Person in whose name a Debenture is registered as the absolute owner of such Debenture for the purpose of receiving payment of principal of and interest, if any, on such Debenture and for all other purposes whatsoever, whether or not such Debenture is overdue, and none of the Company, any Guarantor, the Trustee, the Paying Agent, or the Debenture Registrar shall be affected by notice to the contrary.

                  Any holder of a Global Debenture shall, by acceptance of such Global Debenture, agree that transfers of beneficial interest in such Global Debenture may be effected only through a book-entry system maintained by (a) the holder of such Global Debenture (or its agent) or (b) any holder of a beneficial interest in such Global Debenture, and that ownership of a beneficial interest in such Global Debenture shall be required to be reflected in a book entry.

                  All Debentures issued upon any transfer or exchange pursuant to the terms of this Indenture shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Debentures surrendered upon such transfer or exchange.

                  SECTION 2.08. Replacement Debentures. If a mutilated Debenture is surrendered to the Debenture Registrar or if the holder of a Debenture claims that the Debenture has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Debenture if the requirements of Section 8-405 of the Uniform Commercial Code are met, such that the holder (a) satisfies the Company and the Trustee as to compliance with such requirements within a reasonable time after such holder has notice of such loss, destruction or wrongful taking and the Debenture Registrar does not register a transfer prior to receiving such notification, (b) makes such request to the Company or the Trustee prior to the Debenture being acquired by a protected purchaser as defined in Section 8-303 of the Uniform Commercial Code (a "protected purchaser") and (c) satisfies any other reasonable requirements of the Trustee. If required by the Trustee or the Company, such holder shall furnish an indemnity bond sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee, the Paying Agent and the Debenture Registrar from any loss that any of them may suffer if a Debenture is replaced. The Company and the Trustee may charge the holder for their expenses in replacing a Debenture. In the event any such mutilated, lost, destroyed or wrongfully taken Debenture has become or is about to become due and payable, the Company in its discretion may pay such Debenture instead of issuing a new Debenture in replacement thereof.

                  Every replacement Debenture is an additional obligation of the Company.

                  The provisions of this Section 2.08 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, lost, destroyed or wrongfully taken Debentures.

                  SECTION 2.09. Outstanding Debentures. Debentures outstanding at any time are all Debentures authenticated by the Trustee except for those canceled by it, those delivered to it for cancelation and those described in this Section as not outstanding. Subject to Section 8.04, a Debenture does not cease to be outstanding because the Company or an Affiliate of the Company holds the Debenture.

                  If a Debenture is replaced pursuant to Section 2.08, it ceases to be outstanding unless the Trustee and the Company receive proof satisfactory to them that the replaced Debenture is held by a protected purchaser.

                  If the Paying Agent segregates and holds in trust, in accordance with this Indenture, on a redemption date or maturity date money sufficient to pay all principal and interest payable on that date with respect to the Debentures (or portions thereof) to be redeemed or maturing, as the case may be, then on and after that date such Debentures (or portions thereof) cease to be outstanding and interest on them ceases to accrue.

                  SECTION 2.10. Temporary Debentures. In the event that Definitive Debentures are to be issued under the terms of this Indenture, until such Definitive Debentures are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Debentures. Temporary Debentures shall be substantially in the form of Definitive Debentures but may have variations that the Company considers appropriate for temporary Debentures. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate Definitive Debentures and deliver them in exchange for temporary Debentures upon surrender of such temporary Debentures at the office or agency of the Company maintained for this purpose, without charge to the holder.

                  SECTION 2.11. Cancelation. The Company at any time may deliver Debentures to the Trustee for cancelation. The Debenture Registrar and the Paying Agent shall forward to the Trustee any Debentures surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Debentures surrendered for registration of transfer, exchange, payment or cancelation and shall dispose of canceled Debentures in accordance with its customary procedures or deliver canceled Debentures to the Company pursuant to written direction by an Officer. The Company may not issue new Debentures to replace Debentures it has redeemed, paid or delivered to the Trustee for cancelation. The Trustee shall not authenticate Debentures in place of canceled Debentures other than pursuant to the terms of this Indenture.

                  SECTION 2.12. Defaulted Interest. If the Company defaults in a payment of interest on the Debentures, the Company shall pay the defaulted interest (plus interest on such defaulted interest to the extent lawful) in any lawful manner. The Company may pay the defaulted interest to the Persons who are holders on a subsequent special record date. The Company shall fix or cause to be fixed any such special record date and payment date to the reasonable satisfaction of the Trustee and shall promptly mail or cause to be mailed to each holder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

                  SECTION 2.13. CUSIP and ISIN Numbers. The Company in issuing the Debentures may use "CUSIP" and ISIN numbers (if then generally in use) and, if so, the Trustee shall use "CUSIP" and ISIN numbers in notices of redemption as a convenience to holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Debentures or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Debentures, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the "CUSIP" numbers.

                                   ARTICLE 3
                      REDEMPTION AND REPURCHASE OF DEBENTURES
                     ---------------------------------------

                  SECTION 3.01. Provisional Redemption. (a) Any time prior to January 15, 2011, the Company may, at its option, redeem the Debentures in whole or in part (such redemption, a "PROVISIONAL REDEMPTION") on any date from time to time, upon notice as set forth in Section 3.03 and in accordance with the provisions of Section 3.03, 3.04 and 3.05, at a redemption price, payable in cash, equal to 100% of the principal amount of the Debentures to be redeemed plus accrued and unpaid interest, if any, to (but excluding) the date of redemption (such amount, together with the Make Whole Payment described below, the "PROVISIONAL REDEMPTION PRICE"), on the date of redemption (the "PROVISIONAL REDEMPTION DATE") if (i) the Last Reported Sale Price of the Common Stock has exceeded 125% of the Conversion Price then in effect for at least 20 Trading Days in any consecutive 30-Trading Day period ending on the Trading Day prior to the date of the mailing of the Redemption Notice pursuant to Section 3.03 (the "NOTICE DATE"), and (ii) either (1) a registration statement covering resales of the Debentures and the Common Stock issuable upon conversion thereof is effective and available for use and is expected to remain effective for the 30 days following the Provisional Redemption Date or (2) the Debentures and the Common Stock issuable upon conversion thereof are no longer Transfer Restricted Securities (as defined in the Registration Rights Agreement).

                  (b) Upon any Provisional Redemption pursuant to Section 3.01(a), the Company shall make an additional payment (the "MAKE WHOLE PAYMENT") with respect to the Debentures called for redemption to holders of Debentures to be redeemed in an amount equal to the present value of all remaining scheduled payments of interest on the Debentures to be redeemed through and including January 15, 2011. The present value of the remaining scheduled interest payments will be computed using a discount rate equal to the Treasury Yield. The Company shall calculate the amount of the Make Whole Payment and make such Make Whole Payment on all Debentures to be redeemed, including those Debentures converted into Common Stock between the Notice Date and the Provisional Redemption Date.

                  (i) The Company may elect to pay the Make Whole Payment or any portion thereof (i) in cash or, (ii) subject to the fulfillment by the Company of the conditions set forth in Section 3.08(e), by delivering the number of shares of Common Stock equal to (x) the Make Whole Payment (or any portion thereof that the Company elects to pay in shares of Common Stock) divided by (y) 97.5% of the Market Price with respect to the applicable Provisional Redemption Date. If the Company elects to pay the Make Whole Payment in whole or in part with shares of Common Stock, the Company shall pay cash in lieu of fractional shares based on the Market Price with respect to the applicable Provisional Redemption Date.

                  SECTION 3.02. Optional Redemption. Except as set forth under
Section 3.01, the Debentures will not be redeemable at the Company's option prior to January 15, 2011. At any time on or after January 15, 2011 and prior to Stated Maturity, the Company, at its option, may redeem, in whole or in part, the Debentures in accordance with the provisions of Sections 3.03, 3.04 and 3.05 on the date of redemption (the "OPTIONAL REDEMPTION DATE") for cash, at a redemption price (the "OPTIONAL REDEMPTION PRICE") equal to 100% of the principal amount of the Debentures to be redeemed plus accrued and unpaid interest, if any, on the Debentures to be redeemed to (but excluding) the Optional Redemption Date (such redemption, an "OPTIONAL REDEMPTION").

                  SECTION 3.03. Notice of Redemption; Selection of Debentures.
(a) In case the Company shall desire to exercise the right to redeem all or, as the case may be, any part of the Debentures pursuant to Section 3.01 or Section 3.02, it shall fix a Redemption Date and it or, at its written request received by the Trustee not fewer than forty-five (45) days prior (or such shorter period of time as may be acceptable to the Trustee) to the Redemption Date, the Trustee in the name of and at the expense of the Company, shall mail or cause to be mailed a notice of such redemption (a "REDEMPTION NOTICE") not fewer than twenty
(20) nor more than sixty (60) days prior to the Redemption Date to each holder of Debentures so to be redeemed at its last address as the same appears on the Debenture Register; provided that if the Company shall give such notice, it shall also give written notice of the Redemption Date to the Trustee. Such mailing shall be by first class mail. The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Debenture designated for redemption shall not affect the validity of the proceedings for the redemption of any other Debenture. Concurrently with the mailing of any such Redemption Notice, the Company shall issue a press release announcing such redemption, the form and content of which press release shall be determined by the Company in its sole discretion. The failure to issue any such press release or any defect therein shall not affect the validity of the Redemption Notice or any of the proceedings for the redemption of any Debenture (or portion thereof) called for redemption.

                  (b) Each such Redemption Notice shall specify the aggregate principal amount of Debentures to be redeemed, the CUSIP number or numbers of the Debentures being redeemed, the Redemption Date (which shall be a Business
Day), the Redemption Price at which Debentures are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of such Debentures, that interest accrued to the Redemption Date will be paid as specified in said notice, and that on and after said date interest thereon or on the portion thereof to be redeemed will cease to accrue. Such notice shall also state the current Conversion Rate, the date on which the right to convert such Debentures or portions thereof into Common Stock will expire (which date shall not be later than the close of business on the second Business Day prior to the Redemption Date), whether the Company has elected to satisfy all or a portion of its Conversion Obligation with cash in lieu of delivery of shares of Common Stock with respect to any Debentures (or portions thereof) to be redeemed and, if the Company has determined to satisfy all or any portion of the Conversion Obligation in cash, the dollar amount of the Conversion Obligation to be satisfied in cash (which must be expressed either as 100% of the Conversion Obligation or as a fixed dollar amount) and, if delivered in connection with a Provisional Redemption, whether the Company has elected to pay all or a portion of the Make Whole Payment in Common Stock, and if the Company has determined to pay all or any portion of the Make Whole Payment in Common Stock, the dollar amount of the Make Whole Payment to be paid in Common Stock. In case any Debenture is to be redeemed in part, the Redemption Notice shall state the portion of the principal amount of the Debentures to be redeemed and shall state that, on and after the Redemption Date, upon surrender of such Debenture, a new Debenture or Debentures in principal amount equal to the unredeemed portion thereof will be issued.

                  (c) On or prior to the Redemption Date specified in the Redemption Notice given as provided in this Section 3.03, the Company will deposit with the Trustee or with one or more Paying Agents (or, if the Company or any Wholly Owned Subsidiary is acting as Paying Agent, set aside, segregate and hold in trust as provided in Section 4.04) an amount of money in immediately available funds sufficient to redeem on the Redemption Date all the Debentures (or portions thereof) so called for redemption (other than those theretofore surrendered for conversion into Common Stock) at the applicable Redemption Price; provided that if such payment is made on the Redemption Date, it must be received by the Trustee or Paying Agent, as the case may be, by 10:00 a.m., New York City time, on such date. The Company shall be entitled to retain any interest, yield or gain on amounts deposited with the Trustee or any Paying Agent pursuant to this Section 3.03(c) in excess of amounts required hereunder to pay the Redemption Price. If any Debenture (or portion thereof) called for redemption is converted pursuant hereto prior to such Redemption Date, any money deposited with the Trustee or any Paying Agent or so set aside, segregated and held in trust for the redemption of such Debenture shall be paid to the Company upon its written request, or, if then held by the Company, any Guarantor or any Wholly Owned Subsidiary, shall be discharged from such trust. Whenever any Debentures are to be redeemed, the Company will give the Trustee written notice in the form of an Officers' Certificate not fewer than thirty-five (35) days (or such shorter period of time as may be acceptable to the Trustee) prior to the Redemption Date as to the aggregate principal amount of Debentures to be redeemed.

                  (d) If less than all of the outstanding Debentures are to be redeemed, the Trustee shall select the Debentures or portions thereof of the Global Debenture or the Debentures in certificated form to be redeemed (in principal amounts of $1,000 or integral multiples thereof) by lot, on a pro rata basis or by another method the Trustee considers fair and appropriate. If any Debenture selected for partial redemption is submitted for conversion in part after such selection, the portion of such Debenture submitted for conversion shall be deemed (so far as may be possible) to be from the portion selected for redemption. The Debentures (or portions thereof) so selected shall be deemed duly selected for redemption for all purposes hereof, notwithstanding that any such Debenture is submitted for conversion in part before the mailing of the Redemption Notice.

                  Upon any redemption of less than all of the outstanding Debentures, the Company and the Trustee may (but need not), solely for purposes of determining the pro rata allocation among such Debentures as are unconverted and outstanding at the time of redemption, treat as outstanding any Debentures surrendered for conversion during the period of fifteen (15) days next preceding the mailing of a Redemption Notice and may (but need not) treat as outstanding any Debenture authenticated and delivered during such period in exchange for the unconverted portion of any Debenture converted in part during such period.

                  SECTION 3.04. Payment of Debentures Called for Redemption by the Company. If notice of redemption has been given as provided in Section 3.03, the Debentures (or portions thereof) with respect to which such notice has been given shall, unless converted into Common Stock pursuant to the terms hereof, become due and payable on the Redemption Date and at the place or places stated in such notice at the applicable Redemption Price, and on and after the Redemption Date (unless the Company shall default in the payment of such Debentures at the Redemption Price) interest on the Debentures (or portions thereof) so called for redemption shall cease to accrue and, after the close of business on the second Business Day immediately preceding the Redemption Date (unless the Company shall default in the payment of such Debentures at the Redemption Price), such Debentures (or portions thereof) shall cease to be convertible into Common Stock and to be entitled to any benefit or security under this Indenture, and the holders thereof shall have no right in respect of such Debentures (or portions thereof) except the right to receive the Redemption Price thereof pursuant to this Indenture. On presentation and surrender of such Debentures at a place of payment specified in said notice, the said Debentures or the specified portions thereof shall be paid and redeemed by the Company at the applicable Redemption Price; provided that if the applicable Redemption Date is an Interest Payment Date, the interest payable on such Interest Payment Date shall be paid on such Interest Payment Date to the holders of record of such Debentures on the applicable Regular Record Date instead of the holders surrendering such Debentures (or portions thereof) for redemption on such date.

                  Upon presentation of any Debenture redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Debenture or Debentures, of authorized denominations, in principal amount equal to the unredeemed portion of the Debentures so presented.

                  Notwithstanding the foregoing, the Trustee shall not redeem any Debentures or mail any Redemption Notice during the continuance of a default in payment of interest on the Debentures. If any Debenture (or portion thereof) called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, continue to bear interest at the rate borne by the Debenture, compounded semiannually, and such Debenture shall remain convertible into Common Stock until the principal and interest shall have been paid or duly provided for.

                  SECTION 3.05. Conversion Arrangement on Call for Redemption. In connection with any redemption of Debentures, the Company may arrange for the purchase and conversion of any Debentures by an agreement with one or more investment banks or other purchasers to purchase such Debentures by paying to the Trustee in trust for the Debentureholders, on or before the Redemption Date, an amount not less than the Redemption Price of such Debentures. Notwithstanding anything to the contrary contained in this Article 3, the obligation of the Company to pay the Redemption Price of such Debentures shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, a copy of which will be filed with the Trustee prior to the Redemption Date, any Debentures not duly surrendered for conversion by the holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such holders and (notwithstanding anything to the contrary contained in Article 15) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the Redemption Date (and the right to convert any such Debentures shall be extended through such time), subject to payment of the above amount as aforesaid. At the direction of the Company, the Trustee shall hold and dispose of any such amount paid to it in the same manner as it would monies deposited with it by the Company for the redemption of Debentures. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Debentures shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture.

                  SECTION 3.06. Repurchase of Debentures by the Company at Option of Holders upon a Fundamental Change. (a) If a Fundamental Change shall occur at any time prior to Stated Maturity, each holder shall have the right, at such holder's option, to require the Company to repurchase all of such holder's Debentures, or any portion thereof that is equal to $1,000 principal amount or an integral multiple thereof, on the date specified in the Fundamental Change Repurchase Notice, which date shall not be later than thirty-five (35) Business Days after the occurrence of such Fundamental Change but in no event prior to the date on which such Fundamental Change occurs (the "FUNDAMENTAL CHANGE REPURCHASE DATE"). The Company shall repurchase such Debentures at a price (the "FUNDAMENTAL CHANGE REPURCHASE PRICE") equal to 100% of the principal amount of the Debentures to be repurchased plus accrued and unpaid interest, if any, to (but excluding) the Fundamental Change Repurchase Date; provided that if such Fundamental Change Repurchase Date falls on an Interest Payment Date, then the interest payable on such Interest Payment Date shall be paid to the holders of record of the Debentures on the applicable Record Date instead of the holders surrendering the Debentures for repurchase on such date.

                  The Company's obligation to repurchase all or a portion of a holder's Debentures under this Section 3.06 shall be satisfied if (a) a third party makes the offer to repurchase the Debentures at the Fundamental Change Repurchase Price in the manner and at the times and otherwise in compliance in all material respects with the requirements set out in this Section 3.06 and (b) such third party (i) purchases all Debentures properly tendered and not withdrawn with respect to the applicable Fundamental Change and (ii) otherwise complies with the obligations of the Company in connection herewith.

                  (b) On or before the twenty-fifth (25th) Business Day prior to each Fundamental Change Repurchase Date, the Company, or at its written request the Trustee in the name of and at the expense of the Company (which request must be received by the Trustee at least ten (10) Business Days prior to the date the Trustee is requested to give notice as described below, unless the Trustee shall agree to a shorter period), shall mail or cause to be mailed, by first class mail, to all holders of record on such date a notice (the "FUNDAMENTAL CHANGE REPURCHASE NOTICE") of the occurrence of such Fundamental Change and of the repurchase right at the option of the holders arising as a result thereof to each holder of Debentures at its last address as the same appears on the Debenture Register; provided that if the Company shall give such notice, it shall also give written notice of the Fundamental Change to the Trustee (and the Paying Agent, if the Trustee is not then the Paying Agent) at such time as it is mailed to Debentureholders. Such notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. Each Fundamental Change Repurchase Notice shall state:

                (i) the Fundamental Change Repurchase Price, excluding accrued and unpaid interest, the Conversion Rate at the time of such notice (and any applicable adjustments to such Conversion Rate) and, to the extent known at the time of such notice, the amount of interest that will be payable with respect to the Debentures on the Fundamental Change Repurchase Date;

                (ii) whether the Company elects to pay the Fundamental Change Repurchase Price in cash, in shares of Common Stock or a combination thereof, specifying the percentage or amount of each;

                (iii) if the Company elects to pay any portion of the Fundamental Change Repurchase Price in shares of Common Stock, the method of calculating the Market Price of the Common Stock;

                (iv) the events constituting the Fundamental Change and the date of the Fundamental Change;

                (v)    the Fundamental Change Repurchase Date;

                (vi) the last date on which a holder may exercise the repurchase right;

                (vii) the name and address of the Paying Agent and the Conversion Agent;

                (viii) that Debentures as to which a Fundamental Change Repurchase Election has been given by the holder may be converted only if the election has been withdrawn by the holder in accordance with the terms of this Indenture; provided that the Debentures are otherwise convertible in accordance with Section 15.01;

                (ix) that the holder shall have the right to withdraw any Debentures surrendered prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date (or any such later time as may be required by applicable law);

                (x) a description of the procedure which a Debentureholder must follow to exercise such repurchase right or to withdraw any surrendered Debentures;

                (xi) the CUSIP number or numbers of the Debentures (if then generally in use); and

                (xii) briefly, the conversion rights of the Debentures and whether, at the time of such notice, the Debentures are eligible for conversion.

                  No failure of the Company to give the foregoing notices and no defect therein shall limit the Debentureholders' repurchase rights or affect the validity of the proceedings for the repurchase of the Debentures pursuant to this Section 3.06.

                  (c)  Debentures shall be repurchased pursuant to this Section
3.06 at the option of the holder upon:

                  (i) delivery to the Trustee (or other Paying Agent appointed by the Company) by a holder of a duly completed notice (a "FUNDAMENTAL CHANGE REPURCHASE ELECTION") in the form set forth on the reverse of the Debenture at any time prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date, subject to extension to comply with applicable law, stating:

                        (a) if certificated, the certificate numbers of the
                    Debentures which the holder shall deliver to be repurchased;

                        (b) the portion of the principal amount of the
                    Debentures that the holder shall deliver to be repurchased, which portion must be $1,000 or an integral multiple thereof;

                        (c) that such Debentures shall be repurchased as of the
                    Fundamental Change Repurchase Date pursuant to the terms and conditions specified in the Debentures and in this Indenture; and

                        (d) in the event the Company elects to pay the
                    Fundamental Change Repurchase Price, in whole or in part, in shares of Common Stock but such portion of the Fundamental Change Repurchase Price shall ultimately be paid to such holder entirely in cash because any of the conditions to payment of the Fundamental Change Repurchase Price in shares of Common Stock is not satisfied prior to the close of business on the Business Day prior to the relevant Fundamental Change Repurchase Date, whether such holder elects (i) to withdraw such Fundamental Change Repurchase Election as to some or all of the Debentures to which such election relates (stating the principal amount and certificate numbers, if any, of the Debentures as to which such withdrawal relates) or (ii) to receive cash in respect of the entire Fundamental Change Repurchase Price for all Debentures (or portions thereof) to which such election relates; and

                  (ii) delivery or book-entry transfer of the Debentures to the Trustee (or other Paying Agent appointed by the Company) simultaneously with or at any time after delivery of the Fundamental Change Repurchase Election (together with all necessary endorsements) at the Corporate Trust Office of the Trustee (or other Paying Agent appointed by the Company) in the Borough of Manhattan, such delivery or transfer being a condition to receipt by the holder of the Fundamental Change Repurchase Price therefor; provided that such Fundamental Change
               Repurchase Price shall be so paid pursuant to this Section 3.06 only if the Debentures so delivered or transferred to the Trustee (or other Paying Agent appointed by the Company) shall conform in all respects to the description thereof in the related Fundamental Change Repurchase Election. All questions as to the validity, eligibility (including time of receipt) and acceptance of any Debenture for repurchase shall be determined by the Company, whose determination shall be final and binding absent manifest error.

                  If a holder fails to indicate such holder's choice with respect to the election set forth in Section 3.06(c)(i)(d), such holder shall be deemed to have elected to receive cash in respect of the entire Fundamental Change Repurchase Price for all Debentures subject to such Fundamental Change Repurchase Election in the circumstances set forth in Section 3.06(c)(i)(d).

                  SECTION 3.07. Repurchase of Debentures by the Company at Option of Holders on Specified Dates. (a) On each of January 15, 2011, January 15, 2014 and January 15, 2019, (each, a "COMPANY REPURCHASE DATE"), each holder shall have the right, at such holder's option, to require the Company to repurchase all of such holder's Debentures, or any portion thereof that is a multiple of $1,000 principal amount. The Company shall repurchase such Debentures at a price (the "COMPANY REPURCHASE PRICE") equal to 100% of the principal amount of the Debentures to be repurchased plus accrued and unpaid interest, if any, to (but excluding) the Company Repurchase Date; provided that if such Company Repurchase Date falls on an Interest Payment Date, then the interest payable on such Interest Payment Date shall be paid to the holders of record of the Debentures on the applicable Regular Record Date instead of the holders surrendering the Debentures for repurchase on such date.

                  (b) On or before the twenty-fifth (25th) Business Day prior to each Company Repurchase Date, the Company, or at its written request the Trustee in the name of and at the expense of the Company (which request must be received by the Trustee at least ten (10) Business Days prior to the date the Trustee is requested to give notice as described below), unless the Trustee shall agree to a shorter period), shall mail or cause to be mailed, by first class mail, to the Paying Agent and all holders of record on such date a notice (the "COMPANY REPURCHASE NOTICE") to each holder of Debentures at its last address as the same appears on the Debenture Register and to any beneficial owner of Debentures as required by applicable law; provided that if the Company shall give such notice, it shall also give written notice to the Trustee (and the Paying Agent if the Trustee is not the Paying Agent) at such time as it is mailed to Debentureholders. Such notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. Each Company Repurchase Notice shall state:

                  (i) the Company Repurchase Price, excluding accrued and unpaid interest, the Conversion Rate at the time of such notice (and any applicable adjustments to the Conversion Rate) and, to the extent known at the time of such notice, the amount of interest that will be payable with respect to the Debentures on the Company Repurchase Date;

                  (ii) whether the Company elects to pay the Company Repurchase Price in cash, in shares of Common Stock or a combination thereof, specifying the percentage or amounts of each;

                  (iii) if the Company elects to pay any portion of the Company Repurchase Price in shares of Common Stock, the method of calculating the Market Price of the Common Stock;

                  (iv)   the Company Repurchase Date;

                  (v) the last date on which a holder may exercise the repurchase right;

                  (vi) the name and address of the Paying Agent and the Conversion Agent;

                  (vii) that Debentures as to which a Company Repurchase Election has been given by the holder may be converted only if the election has been withdrawn by the holder in accordance with the terms of this Indenture; provided that the Debentures are otherwise convertible in accordance with Section 15.01;

                  (viii) that the holder shall have the right to withdraw any
               Debentures surrendered prior to the close of business on the Business Day immediately preceding the Company Repurchase Date (or any such later time as may be required by applicable law);

                  (ix) a description of the procedure which a Debentureholder must follow to exercise such repurchase right or to withdraw any surrendered Debentures;

                  (x) the CUSIP number or numbers of the Debentures (if then generally in use); and

                  (xi) briefly, the conversion rights of the Debentures and whether, at the time of such notice, the Debentures are eligible for conversion.

                  No failure of the Company to give the foregoing notices and no defect therein shall limit the Debentureholders' repurchase rights or affect the validity of the proceedings for the repurchase of the Debentures pursuant to this Section 3.07.

                  (c)  Debentures shall be repurchased pursuant to this Section
3.07 at the option of the holder upon:

                  (i) delivery to the Trustee (or other Paying Agent appointed by the Company) by a holder of a duly completed notice (a "COMPANY REPURCHASE ELECTION") in the form set forth on the reverse of the Debenture at any time from the opening of business on the twentieth (20th) Business Day preceding the Company Repurchase Date until the close of business on the Business Day immediately preceding the Company Repurchase Date, subject to extension to comply with applicable law, stating:

                        (1) if certificated, the certificate numbers of the Debentures which the holder shall deliver to be repurchased;

                        (2) the portion of the principal amount of the Debentures that the holder shall deliver to be repurchased, which portion must be $1,000 or an integral multiple thereof;

                        (3) that such Debentures shall be repurchased as of the Company Repurchase Date pursuant to the terms and conditions specified in the Debentures and in this Indenture; and

                        (4) in the event the Company elects to pay the Company Repurchase Price, in whole or in part, in shares of Common Stock but such portion of the Company Repurchase Price shall ultimately be paid to such holder entirely in cash because any of the conditions to payment of the Company Repurchase Price in shares of Common Stock is not satisfied prior to the close of business on the Business Day prior to the relevant Company Repurchase Date, whether such holder elects
                    (i) to withdraw the Company Repurchase Election as to some or all of the Debentures to which such election relates (stating the principal amount and certificate numbers, if any, of the Debentures as to which such withdrawal relates), or (ii) to receive cash in respect of the entire Company Repurchase Price for all Debentures (or portions thereof) to which such election relates; and

                  (ii) delivery or book-entry transfer of the Debentures to the Trustee (or other Paying Agent appointed by the Company), simultaneously with or at any time after delivery of the Company Repurchase Election (together with all necessary endorsements) at the Corporate Trust Office of the Trustee (or other Paying Agent appointed by the Company) in the Borough of Manhattan, such delivery or transfer being a condition to receipt by the holder of the Company Repurchase Price therefor; provided that such Company Repurchase Price shall be so paid pursuant to this
               Section 3.07 only if the Debentures so delivered or transferred to the Trustee (or other Paying Agent appointed by the Company) shall conform in all respects to the description thereof in the related Company Repurchase Election. All questions as to the validity, eligibility (including time of receipt) and acceptance of any Debenture for repurchase shall be determined by the Company, whose determination shall be final and binding absent manifest error.

                  If a holder fails to indicate such holder's choice with respect to the election set forth in Section 3.07(c)(i)(4), such holder shall be deemed to have elected to receive cash in respect of the entire Company Repurchase Price for all Debentures subject to such Company Repurchase Election in the circumstances set forth in Section 3.07(c)(i)(4).

                  SECTION 3.08. Company's Right to Elect Manner of Payment of Repurchase Price and Make Whole Payment. (a) The Debentures to be repurchased by the Company on any Repurchase Date pursuant to Section 3.06 or Section 3.07, may be paid for, in whole or in part, at the election of the Company, in U.S. legal tender ("CASH") or shares of Common Stock, or in any combination of cash and shares of Common Stock, subject to the conditions set forth in Section 3.08(e). The Company shall designate in its Repurchase Notice whether the Company will purchase the Debentures for cash or shares of Common Stock, or, if a combination thereof, the percentage of the Repurchase Price that it will pay in cash and the percentage that it will pay in shares of Common Stock; provided that the Company will pay cash for accrued and unpaid interest and for fractional interests in shares of Common Stock in an amount based upon the Market Price with respect to the applicable Repurchase Date. For purposes of determining the amount of any fractional interests, all Debentures subject to repurchase held by a holder shall be considered together (no matter how many separate certificates are to be presented).

                  (b)  Each holder whose Debentures are repurchased pursuant to
Section 3.06 or Section 3.07 shall receive the same percentage of cash or shares of Common Stock in payment of the Repurchase Price for such Debentures as any other holder whose Debentures are so repurchased, except (i) as provided in
Section 3.08(a) with regard to the payment of cash in lieu of fractional shares of Common Stock and (ii) in the event that the Company is unable to purchase the Debentures of a holder or holders for shares of Common Stock because any necessary qualifications or registrations of the shares of Common Stock under applicable state securities laws cannot be obtained, or because the conditions to purchasing such Debentures for shares of Common Stock set forth in Section 3.08(e) have not been satisfied, the Company may purchase the Debentures of such holder or holders for cash. The Company may not change its election with respect to the consideration (or components or percentages of components thereof) to be paid once the Company has given its Repurchase Notice to holders except as provided in the preceding sentence or pursuant to Section 3.08(e) in the event of a failure to satisfy, prior to the close of business on the Business Day immediately preceding the Repurchase Date, any condition to the payment of the Repurchase Price in whole or in part in shares of Common Stock.

                  (c) At least three (3) Business Days before the date of any Repurchase Notice, the Company shall deliver an Officers' Certificate to the Trustee specifying:

                  (i)   the manner of payment selected by the Company;

                  (ii) the information required to be included in the Repurchase Notice;

                  (iii) if the Company elects to pay the Repurchase Price, or a specified percentage thereof, in shares of Common Stock, that the conditions to such manner of payment set forth in Section 3.08(e) have been or will be complied with; and

                  (iv) whether the Company desires the Trustee to give the Repurchase Notice required.

                  (d) If the Company elects to pay the Repurchase Price, or any percentage thereof, with respect to a Repurchase Date in shares of Common Stock, the number of shares of Common Stock to be delivered with respect to each $1,000 principal amount of Debentures shall be equal to the quotient obtained by dividing (i) the dollar amount of the Repurchase Price (not including any accrued and unpaid interest) to be paid in shares of Common Stock by (ii) 97.5% of the Market Price with respect to such Repurchase Date; provided that no fractional shares will be delivered.

                  (e) The Company's right to elect to pay some or all of the Repurchase Price with respect to a Repurchase Date by delivering shares of Common Stock and to pay some or all of the Make Whole Payment with respect to a Provisional Redemption Date by delivering shares of Common Stock shall, in each case, be conditioned upon:

                  (i) the Company giving timely notice of its election and not having previously given notice of an election to pay the Repurchase Price or Make Whole Payment, as applicable, with respect to such Repurchase Date or Provisional Redemption Date, as applicable, entirely in cash;

                  (ii) the approval for listing of such shares of Common Stock on each national or regional securities exchange on which the Common Stock is then listed, subject to official notice of issuance, and approval of trading of such shares of Common Stock on the Nasdaq National Market or other similar automated quotation system on which the Common Stock is then traded;

                  (iii) information necessary to calculate the Market Price being published in a daily newspaper of national circulation or being otherwise readily publicly available;

                  (iv) the registration of such shares of Common Stock under the Securities Act and the Exchange Act, in each case if required;

                  (v) any necessary qualification or registration under applicable state securities laws or the availability of an exemption from such qualification and registration; and

                  (vi) the receipt by the Trustee of an Officers' Certificate and an Opinion of Counsel each stating that (A) the terms of the issuance of the shares of Common Stock are in conformity with this Indenture and (B) the shares of Common Stock to be issued by the Company in payment of the Repurchase Price or Make Whole Payment, as applicable, in respect of Debentures have been duly authorized and, when issued and delivered pursuant to the terms of this Indenture in payment of the Repurchase Price, or Make Whole Payment, as applicable, will be validly issued, fully paid and nonassessable and free from preemptive rights under the Company's Certificate of Incorporation and By-laws, in each case as then in effect, and the Delaware General Corporation Law (or other applicable corporate law), and, in the case of such Officers' Certificate, stating that each of the conditions in clauses (i) through (v) above and the condition set forth in the second succeeding sentence have been satisfied and, in the case of such Opinion of Counsel, stating that the condition in clause (iv) above has been satisfied. Such Officers' Certificate shall also set forth the number of shares of Common Stock to be issued for each $1,000 principal amount of Debentures and the Last Reported Sale Price of the Common Stock on each Trading Day during the period during which the Market Price with respect to such Repurchase Date or Provisional Redemption Date, as applicable, is to be calculated.

                  If the foregoing conditions are not satisfied with respect to a holder or holders prior to the close of business on the Business Day immediately preceding the Repurchase Date or Provisional Redemption Date, as applicable, the Company shall pay the entire Repurchase Price of the Debentures of such holder or holders in cash.

                  Upon determination of the actual number of shares of Common Stock to be issued upon repurchase of Debentures, the Company shall be required to disseminate a press release through Dow Jones & Company, Inc., Bloomberg Business News or a comparable news service containing this information or publish the information on the Company's web site or through such other public medium as the Company may use at that time.

                  (f) All shares of Common Stock delivered upon repurchase or redemption of the Debentures shall be newly issued shares or treasury shares, shall be duly authorized, validly issued, fully paid and nonassessable, and shall be free from preemptive rights and free of any lien or adverse claim.

                  (g) If a holder is paid some or all of the Repurchase Price or Make Whole Amount with respect to such holder's Debentures in shares of Common Stock, the Company shall pay any documentary, stamp or similar issue or transfer tax due on such issue of Common Stock; provided that the holder shall pay any such tax which is due because the holder requests the Common Stock to be issued in a name other than that of the holder. The Paying Agent may refuse to deliver the certificates representing the shares of Common Stock being issued in a name other than the holder's name until the Paying Agent receives a sum sufficient to pay any tax which will be due because the shares of Common Stock are to be issued in a name other than the holder's name. Nothing herein shall preclude any income tax withholding required by law or regulations.

                  SECTION 3.09. Conditions and Procedures for Repurchase at Option of Holders. (a) The Company may repurchase from the holder thereof, pursuant to Section 3.06 or Section 3.07, a portion of a Debenture, if the principal amount of such portion is $1,000 or a whole multiple of $1,000. Provisions of this Indenture that apply to the repurchase of all of a Debenture also apply to the repurchase of such portion of such Debenture. Upon presentation of any Debenture repurchased in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Debenture or Debentures, of any authorized denomination, in aggregate principal amount equal to the portion of the Debentures presented that is not repurchased.

                  (b) On or prior to a Repurchase Date, the Company will deposit with the Trustee or with one or more Paying Agents (or, if the Company, a Guarantor or a Wholly Owned Subsidiary is acting as Paying Agent, set aside, segregate and hold in trust (or in the case of a Wholly Owned Subsidiary, the Company shall cause such Wholly Owned Subsidiary to so set aside, segregate and hold) as provided in Section 4.04) an amount of cash and/or shares of Common Stock, as applicable, sufficient to repurchase on the Repurchase Date all of the Debentures (or portions thereof) to be repurchased on such date at the Repurchase Price; provided that if such deposit is made on the Repurchase Date, it must be received by the Trustee or Paying Agent, as the case may be, by 10:00 a.m., New York City time, on such date.

                  If the Trustee or other Paying Agent appointed by the Company, or the Company, a Guarantor or a Wholly Owned Subsidiary, if it, a Guarantor or a Wholly Owned Subsidiary is acting as the Paying Agent, holds cash and/or shares of Common Stock sufficient to pay the aggregate Repurchase Price of all of the Debentures (or portions thereof) that are to be repurchased as of the Repurchase Date, then on or after the Repurchase Date, (i) such Debentures to be repurchased will cease to be outstanding, (ii) interest on such Debentures to be repurchased will cease to accrue, whether or not book-entry transfer of the Debentures has been made or the Debentures have been delivered to the Trustee or Paying Agent, and (iii) all other rights of the holders of such Debentures to be repurchased will terminate other than the right to receive the Repurchase Price upon transfer or delivery of the Debentures.

                  (c) Upon receipt by the Trustee (or other Paying Agent appointed by the Company) of a Repurchase Election, the holder of the Debenture in respect of which such

Repurchase Election was given shall (unless such notice is validly withdrawn) thereafter be entitled to receive solely the Repurchase Price with respect to such Debenture. Such Repurchase Price shall be paid to such holder, subject to receipt of funds and/or Debentures by the Trustee (or other Paying Agent appointed by the Company), promptly (but in no event more than five (5) Business
Days) following the later of (x) the Repurchase Date with respect to such Debenture (provided that the holder has satisfied the conditions in Section 3.06(c) or Section 3.07(c), as applicable) and (y) the time of book-entry transfer or delivery of such Debenture to the Trustee (or other Paying Agent appointed by the Company) by the holder thereof in the manner required by
Section 3.06(c) or Section 3.07(c), as applicable. Debentures in respect of which a Repurchase Election has been given by the holder thereof may not be converted pursuant to Article 15 hereof on or after the date of the delivery of such Repurchase Election unless such notice has first been validly withdrawn.

                  (d) Notwithstanding anything herein to the contrary, any holder delivering to the Trustee (or other Paying Agent appointed by the Company) a Repurchase Election shall have the right to withdraw such election at any time prior to the close of business on the Business Day immediately preceding the Repurchase Date (or any such later time as may be required by applicable law) by delivery of a written notice of withdrawal to the Trustee (or other Paying Agent appointed by the Company) specifying:

                  (i) the certificate number, if any, of the Debentures in respect of which such notice of withdrawal is being submitted, or the appropriate Depositary information if the Debentures in respect of which such notice of withdrawal is being submitted is represented by a Global Debenture,

                  (ii) the principal amount of the Debentures with respect to which such notice of withdrawal is being submitted, and

                  (iii) the principal amount, if any, of such Debentures which remain subject to the original Repurchase Election and which has been or will be delivered for repurchase by the Company.

                  The Trustee (or other Paying Agent appointed by the Company) shall promptly notify the Company of the receipt by it of any Repurchase Election or written notice of withdrawal thereof.

                  (e) The Company will comply with the provisions of Rule 13e-4 and any other tender offer rules under the Exchange Act to the extent then applicable in connection with the repurchase rights of the holders of Debentures in the event of a Fundamental Change or on any Company Repurchase Date. If then required by applicable law, the Company will file a Schedule TO or any other schedule required in connection with such repurchase.

                  (f) There shall be no repurchase of any Debentures pursuant to
Section 3.06 or Section 3.07 if there has occurred at any time prior to, and is continuing on, the Repurchase Date an Event of Default (other than an Event of Default that is cured by the payment of the Repurchase Price with respect to such Debentures). The Paying Agent will promptly return to the respective holders thereof any Debentures (x) with respect to which a Repurchase Election has been withdrawn in compliance with this Indenture or (y) held by it during the continuance of an Event of Default (other than a default in the payment of the Repurchase Price with respect to such Debentures) in which case, upon such return, the Repurchase Election with respect thereto shall be deemed to have been withdrawn.

                  (g) The Trustee (or other Paying Agent appointed by the Company) shall return to the Company any cash that remains unclaimed as provided in Section 12.03, for the payment of the Repurchase Price; provided that, to the extent that the aggregate amount of cash deposited by the Company pursuant to
Section 3.09(b) exceeds the aggregate Repurchase Price of the Debentures or portions thereof which the Company is obligated to purchase as of the Repurchase Date, then, unless otherwise agreed in writing with the Company, promptly after the Business Day following the Repurchase Date, the Trustee shall return any such excess to the Company.

                  (h) In the case of a reclassification, change, consolidation, merger, combination, sale or conveyance to which Section 15.06 applies, in which the Common Stock of the Company is changed or exchanged as a result into the right to receive stock, securities or other property or assets (including cash), which includes shares of Common Stock of the Company or shares of common stock of another Person that are, or upon issuance will be, traded on a United States national securities exchange or approved for trading on an established automated over-the-counter trading market in the United States and such shares constitute at the time such change or exchange becomes effective in excess of 50% of the aggregate fair market value of such stock, securities or other property or assets (including cash) (as determined by the Company, which determination shall be conclusive and binding), then the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture (accompanied by an Opinion of Counsel that such supplemental indenture complies with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) modifying the provisions of this Indenture relating to the right of holders of the Debentures to cause the Company to repurchase the Debentures following a Fundamental Change and the provisions of this Indenture relating to the Company's option to deliver shares of Common Stock in payment of the Repurchase Price, including, without limitation, the applicable provisions of this Article 3 and the definitions of Common Stock and Fundamental Change, as appropriate, as determined in good faith by the Company (which determination shall be conclusive and binding), to make such provisions correspondingly apply to such other Person if different from the Company and the common stock issued by such Person (in lieu of the Company and the Common Stock of the Company).

                                   ARTICLE 4
                       PARTICULAR COVENANTS OF THE COMPANY
                       -----------------------------------

                  SECTION 4.01. Payment of Principal and Interest. The Company covenants and agrees that it will duly and punctually pay or cause to be paid the principal of (including any Redemption Price or Repurchase Price pursuant to Article 3) and interest on each of the Debentures at the places, at the respective times and in the manner provided herein and in the Debentures. The Company shall pay interest on overdue principal at the rate specified in the Debentures, and shall pay interest on overdue installments of interest at the same rate to the extent lawful.

                  SECTION 4.02. Maintenance of Office or Agency. The Company will maintain an office or agency in the Borough of Manhattan, The City of New York, where the Debentures may be surrendered for registration of transfer or exchange or presented for payment or for conversion, redemption or repurchase and where notices and demands to or upon the Company in respect of the Debentures and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not designated or appointed by the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office.

                  The Company may also from time to time designate co-debenture registrars and one or more offices or agencies where the Debentures may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  The Company hereby initially designates the Trustee as Paying Agent, Debenture Registrar, Custodian and Conversion Agent, and each of the Corporate Trust Office and the office or agency of the Trustee in the Borough of Manhattan shall be considered as one such office or agency of the Company for each of the aforesaid purposes.

                  So long as the Trustee is the Debenture Registrar, the Trustee agrees to mail, or cause to be mailed, the notices set forth in Section 7.07(a) and in Section 7.07(c). If co-debenture registrars have been appointed in accordance with this Section and Article 2, the Trustee shall mail such notices only to the Company and the holders of Debentures it can identify from its records.

                  SECTION 4.03. Appointments to Fill Vacancies in Trustee's Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.07(b), a Trustee, so that there shall at all times be a Trustee hereunder.

                  SECTION 4.04. Provisions as to Paying Agent. (a) If the Company shall appoint a Paying Agent other than the Trustee, the Company will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 4.04:

                  (i) that it will hold all sums held by it as such agent for the payment of the principal of or interest on the Debentures (whether such sums have been paid to it by the Company or by any other obligor on the Debentures, or otherwise) in trust for the benefit of the holders of the Debentures;

                  (ii) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Debentures) to make any payment of the principal of or interest on the Debentures when the same shall be due and payable; and

                  (iii) that at any time during the continuance of an Event of Default, upon request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust.

                  The Company shall, on or before each due date of the principal of or interest on the Debentures, deposit with the Paying Agent a sum (in funds which are immediately available on the due date for such payment) sufficient to pay such principal or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action; provided that if such deposit is made on the due date, such deposit shall be received by the Paying Agent by 10:00 a.m., New York City time, on such date.

                  (b) If the Company, a Guarantor or a Wholly Owned Subsidiary shall act as Paying Agent, it will (or will cause such Wholly Owned Subsidiary to), on or before each due date of the principal of or interest on the Debentures, set aside, segregate and hold in trust for the benefit of the holders of the Debentures a sum sufficient to pay such principal or interest so becoming due and will promptly notify the Trustee of any failure to take such action and of any failure by the Company (or any other obligor under the Debentures) to make any payment of the principal of or interest on the Debentures when the same shall become due and payable.

                  (c) Anything in this Section 4.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Company, such Guarantor, such Wholly Owned Subsidiary or such Paying Agent hereunder as required by this Section 4.04, such sums to be held by the Trustee upon the trusts herein contained and upon such payment by the Company, such Guarantor, such Wholly Owned Subsidiary or such Paying Agent to the Trustee, the Company, such Guarantor, such Wholly Owned Subsidiary or such Paying Agent shall be released from all further liability with respect to such sums.

                  (d) Anything in this Section 4.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section
4.04 is subject to Sections 12.02 and 12.03.

                  The Trustee shall not be responsible for the actions of any other Paying Agents (including the Company or a Wholly Owned Subsidiary if acting as Paying Agent) and shall have no control of any funds held by such other Paying Agents.

                  SECTION 4.05. Existence. Subject to Article 11, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence and rights (both organizational and statutory); provided that the Company shall not be required to preserve any such right if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Debentureholders.

                  SECTION 4.06. Rule 144A Information Requirement. Within the period prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), the Company covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, make available to any holder or beneficial holder of Debentures or any Common Stock issued upon conversion, redemption or repurchase thereof which continue to be Restricted Securities in connection with any sale thereof, and any prospective purchaser of such Debentures or such Common Stock designated by such holder or beneficial holder, the information required pursuant to Rule 144A(d)(4) under the Securities Act upon the request of any holder or beneficial holder of such Debentures or such Common Stock and it will take such further action as any holder or beneficial holder of such Debentures or such Common Stock may reasonably request, all to the extent required from time to time to enable such holder or beneficial holder to sell such Debentures or such Common Stock without registration under the Securities Act within the limitation of the exemption provided by Rule 144A, as such Rule may be amended from time to time. Upon the request of any holder or any beneficial holder of such Debentures or such Common Stock, the Company will deliver to such holder or beneficial holder a written statement as to whether it has complied with such requirements.

                  SECTION 4.07. Stay, Extension and Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Debentures as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                  SECTION 4.08. Compliance Certificate. The Company shall deliver to the Trustee, within one hundred twenty (120) days after the end of each fiscal year of the Company (which fiscal year of the Company is presently the twelve (12) calendar months ending December 31), a certificate signed by either the principal executive officer, principal financial officer or principal accounting officer of the Company, stating whether or not to the best knowledge of the signer thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and the status thereof of which the signer may have knowledge.

                  The Company will deliver to the Trustee, promptly upon becoming aware of (i) any default in the performance or observance of any covenant, agreement or condition contained in this Indenture, or (ii) any Event of Default, an Officers' Certificate specifying with particularity such default or Event of Default and further stating what action the Company has taken, is taking or proposes to take with respect thereto.

                  Any notice required to be given under this Section 4.08 shall be delivered to a Trust Officer of the Trustee at its Corporate Trust Office.

                  SECTION 4.09. Liquidated Damages Notice. (a) In the event that the Company is required to pay Liquidated Damages to holders of Debentures pursuant to the Registration Rights Agreement, the Company will provide written notice ("LIQUIDATED DAMAGES NOTICE") to the Trustee of its obligation to pay Liquidated Damages no later than fifteen
(15) days prior to the proposed payment date for the Liquidated Damages, and the Liquidated Damages Notice shall set forth the amount of Liquidated Damages to be paid by the Company on such payment date. The Trustee shall not at any time be under any duty or responsibility to any holder of Debentures to determine the Liquidated Damages, or with respect to the nature, extent or calculation of the amount of Liquidated Damages when made, or with respect to the method employed in such calculation of the Liquidated Damages.

                  SECTION 4.10.  Future Guarantors.

                  (a) The Company shall cause each of its direct or indirect domestic Wholly Owned Subsidiaries that guarantees the Senior Notes (or, after such time as the Senior Notes are no longer outstanding, Incurs or Guarantees any Indebtedness (other than Intercompany Indebtedness) aggregating more than $10,000,000) to, at the same time, execute and deliver to the Trustee a Debenture Guarantee Agreement pursuant to which such subsidiary will Guarantee payment of the Debentures on the same terms and conditions as those set forth in
Article 14 of this Indenture, excluding: (i) AET for so long as the capital stock of AET is not 100% owned, either directly or indirectly, by the Company,
(ii) UCAR Holdings V Inc., (and its successors) unless its legal existence has not been dissolved prior to January 1, 2005 and (iii) each of Union Carbide Grafito, Inc. (and its successors) and Graphite Electrode Network LLC (and its successors) until the date of contribution to such subsidiary by the Company and its other subsidiaries of an aggregate cumulative amount, during the period from the Original Issuance Date of the Debentures through and including such date of contribution, of cash, assets or property with an aggregate book value in excess of 1% of the Consolidated Assets of the Company and its consolidated subsidiaries (determined as of such date of contribution and based on the consolidated financial statements of the Company published most recently prior to such date of contribution) but excluding contributions of cash, assets or property to satisfy environmental or personal injury liabilities or to pay for environmental remediation.

                  (b) The Company shall cause each of its direct and indirect domestic non-Wholly Owned Subsidiaries that guarantees the Senior Notes (or, after such time as the Senior Notes are no longer outstanding, Guarantees any Indebtedness of the Company or any of its Wholly Owned Subsidiaries aggregating more than $10,000,000) to, at the same time, execute and deliver to the Trustee a Debenture Guarantee Agreement pursuant to which such subsidiary will Guarantee payment of the Debentures on the same terms and conditions as those set forth in
Article 14. References to $10,000,000 in this Section 4.10 shall mean $10,000,000 or the foreign currency equivalent thereto at the time of the relevant Incurrence, Guarantee or contribution.

                                   ARTICLE 5
       DEBENTUREHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE
       ------------------------------------------------------------------

                  SECTION 5.01. Debentureholders' Lists. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee, semiannually, not more than fifteen (15) days after each May 1 and November 1 in each year beginning with May 1, 2004, and at such other times as the Trustee may request in writing, within thirty (30) days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), a list in such form as the Trustee may reasonably require of the names and addresses of the holders of Debentures as of a date not more than fifteen (15) days (or such other date as the Trustee may reasonably request in order to so provide any such notices) prior to the time such information is furnished, except that no such list need be furnished by the Company to the Trustee so long as the Trustee is acting as the sole Debenture Registrar.

                  SECTION 5.02. Preservation and Disclosure of Lists. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Debentures contained in the most recent list furnished to it as provided in Section 5.01 or maintained by the Trustee in its capacity as Debenture Registrar or co-debenture registrar in respect of the Debentures, if so acting. The Trustee may destroy any list furnished to it as provided in Section 5.01 upon receipt of a new list so furnished.

                  (b) The rights of Debentureholders to communicate with other holders of Debentures with respect to their rights under this Indenture or under the Debentures, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act. The Company, each Guarantor, the Trustee and the Debenture Registrar shall have the protection of Section 312(c) of the Trust Indenture Act.

                  (c) Every Debentureholder, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of holders of Debentures made pursuant to the Trust Indenture Act.

                  SECTION 5.03. Reports by Trustee. (a) Within sixty (60) days after January 15 of each year commencing with the year 2004, the Trustee shall transmit to holders of Debentures such reports dated as of January 15 of the year in which such reports are made concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. In the event that no events have occurred under the applicable sections of the Trust Indenture Act, the Trustee shall be under no duty or obligation to provide such reports.

                  (b) A copy of such report shall, at the time of such transmission to holders of Debentures, be filed by the Trustee with each stock exchange and automated quotation system upon which the Debentures are listed and with the Company. The Company will promptly notify the Trustee in writing when the Debentures are listed on any stock exchange or automated quotation system or delisted therefrom.

                  SECTION 5.04. Reports by the Company. The Company shall file with the Trustee (and the Commission at any time after this Indenture becomes qualified under the Trust Indenture Act), and transmit to holders of Debentures, such information, documents and other reports and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act, whether or not the Debentures are governed by such Act; provided that any such information, document or report required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within fifteen (15) days after the same is so required to be filed with the Commission. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on an Officers' Certificate).

                                   ARTICLE 6
       REMEDIES OF THE TRUSTEE AND DEBENTUREHOLDERS ON AN EVENT OF DEFAULT
       -------------------------------------------------------------------

                  SECTION 6.01. Events of Default. In case one or more of the following events (each, an "EVENT OF DEFAULT") (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

                  (a) default in the payment of any installment of interest upon any of the Debentures, as and when the same shall become due and payable, and continuance of such default for a period of thirty (30) days; or

                  (b) default in the payment of the principal of any of the Debentures, as and when the same shall become due and payable either at maturity or in connection with any redemption or repurchase, in each case pursuant to
Article 3, by acceleration or otherwise; or

                  (c) default in the Company's obligation to deliver shares of Common Stock, cash or other property upon conversion of any of the Debentures upon the exercise of a holder's rights pursuant to Article 15 and continuance of such default for ten (10) days or more; or

                  (d) default in the Company's obligation to repurchase the Debentures at the option of a holder in connection with a Fundamental Change pursuant to Section 3.06 or on specified dates pursuant to Section 3.07; or

                  (e) failure on the part of the Company to provide notice of the occurrence of a Fundamental Change within 25 days after the occurrence of such Fundamental Change as required by Section 3.06; or

                  (f) failure on the part of the Company or the Guarantors to comply with the provisions of Article 11; or

                  (g) default in the Company's obligation to redeem any of the Debentures after it has exercised its option to redeem such Debentures; or

                  (h) failure on the part of the Company to cause any subsidiary to Guarantee the Debentures as required under Section 4.10 and continuance of such default for 30 days after written notice to the Company from the Trustee or to the Company by the holders of at least 25% in aggregate principal amount of the Debentures at the time outstanding determined in accordance with Section 8.04; or

                  (i) failure on the part of the Company or the Guarantors duly to comply with or observe any other of the covenants, warranties or agreements on the part of the Company or the

Guarantors in the Debentures, the Debenture Guarantees or this Indenture (other than a covenant, warrant or agreement a default in whose performance or whose breach is elsewhere in this Section 6.01 specifically dealt with) and continuance of such failure for a period of sixty (60) days after the date on which written notice of such failure, requiring the Company or the Guarantors to remedy the same, shall have been given to the Company or the Guarantors by the Trustee or to the Company or the Guarantors by the holders of at least 25% in aggregate principal amount of the Debentures at the time outstanding determined in accordance with Section 8.04; or

                  (j) failure by the Company or any Guarantor or any Significant Subsidiary to pay any Indebtedness within any applicable grace period after final maturity or the acceleration of any such Indebtedness by the holders thereof because of a default and the total amount of such Indebtedness unpaid or accelerated exceeds $10,000,000, or its foreign currency equivalent at the time; or

                  (k) the entering of any judgment or decree for the payment of money in excess of $10.0 million, or its foreign currency equivalent at the time, above the coverage under the applicable insurance policies and indemnities as to which the relevant insurer or indemnitee has not disclaimed responsibility, against the Company, any Guarantor or any Significant Subsidiary, which remains outstanding for a period of 60 days following the entry of such judgment or decree and is not discharged or waived or does not have the execution thereof effectively stayed (including by agreement) within 10 days after written notice to the Company from the Trustee or the holders of at least 25% in aggregate principal amount of the Debentures at the time outstanding determined in accordance with Section 8.04;

                  (l) the Company, any Guarantor or any Significant Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to the Company, any Guarantor or any Significant Subsidiary or their debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company, any Guarantor or any Significant Subsidiary or any substantial part of the property of the Company, any Guarantor or any Significant Subsidiary, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against the Company, any Guarantor or any Significant Subsidiary, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay their debts as they become due; or

                  (m) an involuntary case or other proceeding shall be commenced against the Company, any Guarantor or any Significant Subsidiary seeking liquidation, reorganization or other relief with respect to the Company, any Guarantor or any Significant Subsidiary or their debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company, any Guarantor or any Significant Subsidiary or any substantial part of the property of the Company, any Guarantor or any Significant Subsidiary, and such involuntary case or other proceeding remains undismissed or unstayed and in effect for a period of sixty (60) consecutive days; or

                  (n) any Debenture Guarantee ceases to be in full force and effect (other than in accordance with the terms of such Debenture Guarantee) or any Guarantor or any Person acting on behalf of such Guarantor denies or disaffirms such Guarantor's obligations under this Indenture or such Debenture Guarantee;

then, and in each and every such case (other than an Event of Default specified in Section 6.01(l) or 6.01(m)), unless the principal of all of the Debentures shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Debentures then outstanding determined in accordance with Section 8.04, by notice in writing to the Company (and to the Trustee if given by Debentureholders), may declare the principal of all the Debentures and the interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Debentures contained to the contrary notwithstanding. If an Event of Default specified in Section 6.01(l) or 6.01(m) occurs, the principal of all the Debentures and the interest accrued thereon shall be immediately and automatically due and payable without necessity of further action. This provision, however, is subject to the conditions that if, at any time after the principal of the Debentures shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all Debentures and the principal of any and all Debentures which shall have become due otherwise than by acceleration (with interest on overdue installments of interest (to the extent that payment of such interest is enforceable under applicable law) and on such principal at the rate borne by the Debentures, to the date of such payment or deposit) and amounts due to the Trustee pursuant to Section 7.06, and if any and all defaults under this Indenture, other than the nonpayment of principal of and accrued and unpaid interest on Debentures which shall have become due by acceleration, shall have been cured or waived pursuant to Section 6.07, then and in every such case the holders of a majority in aggregate principal amount of the Debentures then outstanding determined in accordance with Section 8.04, by written notice to the Company and to the Trustee, may waive all defaults or Events of Default and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or Event of Default, or shall impair any right consequent thereon. The Company shall notify in writing a Trust Officer of the Trustee, promptly upon becoming aware thereof, of any Event of Default as set forth in the second paragraph of
Section 4.08.

                  In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the holders of Debentures, and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the holders of Debentures, and the Trustee shall continue as though no such proceeding had been taken.

                  SECTION 6.02. Payments of Debentures on Default; Suit Therefor. The Company covenants that (a) in case default shall be made in the payment of any installment of interest upon any of the Debentures as and when the same shall become due and payable, and such default shall have continued for a period of thirty (30) days, or (b) in case default shall be made in the payment of the principal of any of the Debentures as and when the same shall have become due and payable, whether at maturity of the Debentures or in connection with any redemption, repurchase, acceleration, declaration or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Debentures, the whole amount that then shall have become due and payable on all such Debentures for principal or interest, as the case may be, with interest upon the overdue principal and interest (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest at the rate borne by the Debentures, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other amounts due the Trustee under Section 7.06. Until such demand by the Trustee, the Company may pay the principal of and interest, on the Debentures to the holders, whether or not the Debentures are overdue.

                  In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Debentures and collect in the manner provided by law out of the property of the Company or any other obligor on the Debentures wherever situated the monies adjudged or decreed to be payable.

                  In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Debentures under Title 11 of the United States Code, or any other applicable law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or such other obligor, the property of the Company or such other obligor, or in the case of any other judicial proceedings relative to the Company or such other obligor, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Debentures shall then be due and payable as therein expressed or by declaration, acceleration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 6.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Debentures, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Debentureholders allowed in such judicial proceedings relative to the Company or any other obligor on the Debentures, its or their creditors, or its or their property, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amounts due the Trustee under Section 7.06, and to take any other action with respect to such claims, including participating as a member of any official committee of creditors, as it reasonably deems necessary or advisable, and, unless prohibited by law or applicable regulations, any receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian or similar official is hereby authorized by each of the Debentureholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Debentureholders, to pay to the Trustee any amount due it for reasonable compensation, expenses, advances and disbursements, including counsel fees and expenses incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses, advances and disbursements out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property which the holders of the Debentures may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

                  All rights of action and of asserting claims under this Indenture, or under any of the Debentures, may be enforced by the Trustee without the possession of any of the Debentures, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Debentures.

                  In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the holders of the Debentures, and it shall not be necessary to make any holders of the Debentures parties to any such proceedings.

                  SECTION 6.03. Application of Monies Collected by Trustee. Any monies collected by the Trustee pursuant to this Article 6 shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such monies, upon presentation of the several Debentures, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

                           FIRST: To the payment of all amounts due the Trustee under Section 7.06;

                           SECOND: In case the principal of the outstanding Debentures shall not have become due and be unpaid, to the payment of interest on the Debentures in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate borne by the Debentures, such payments to be made ratably to the Persons entitled thereto;

                           THIRD: In case the principal of the outstanding Debentures shall have become due, by acceleration, declaration or otherwise, and be unpaid, to the payment of the whole amount then owing and unpaid upon the Debentures for principal and interest, with interest on the overdue principal and interest (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the rate borne by the Debentures, and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid, then to the payment of such principal, interest without preference or priority of principal over interest, or of interest over principal, or of any installment of interest over any other installment of interest or of any Debenture over any other Debenture, ratably to the aggregate of such principal and interest; and

                           FOURTH: To the payment of the remainder, if any, to the Company or as a court of competent jurisdiction shall direct in writing.

                  SECTION 6.04. Proceedings by Debentureholder. No holder of any Debenture shall have any right by virtue of or by reference to any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, except for default in the payment of principal or interest, unless such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Debentures then outstanding determined in accordance with Section 8.04 shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable security or indemnity satisfactory to the Trustee as it may require against the costs, expenses and liabilities of the Trustee to be incurred therein or thereby, and the Trustee for sixty (60) days after its receipt of such notice, request and offer of reasonable indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 6.07 within sixty (60) days of such notice; it being understood and intended, and being expressly covenanted by the taker and holder of every Debenture with every other taker and holder and the Trustee, that no one or more holders of Debentures shall have any right in any manner whatever by virtue of or by reference to any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Debentures, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Debentures (except as otherwise provided herein). For the protection and enforcement of this Section 6.04, each and every Debentureholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  Notwithstanding any other provision of this Indenture and any provision of any Debenture, the right of any holder of any Debenture to receive payment of the principal of (including any Redemption Price or Repurchase Price pursuant to Article 3 for) and accrued and unpaid interest on such Debenture on or after the respective due dates expressed in such Debenture, or to institute suit for the enforcement of any such payment on or after such respective dates against the Company, shall not be impaired or affected without the consent of such holder.

                  Anything in this Indenture or the Debentures to the contrary notwithstanding, the holder of any Debenture, without the consent of either the Trustee or the holder of any other Debenture, on its own behalf and for its own benefit, may enforce, and may institute and maintain any proceeding suitable to enforce, its rights of conversion as provided herein.

                  SECTION 6.05. Proceedings by Trustee. In case of an Event of Default, the Trustee may, in its discretion, proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as are necessary to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this

Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

                  SECTION 6.06. Remedies Cumulative and Continuing. Except as provided in Section 2.08, all powers and remedies given by this Article 6 to the Trustee or to the Debentureholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the holders of the Debentures, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of the Debentures to exercise any right or power accruing upon any default or Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or any acquiescence therein, and, subject to the provisions of Section 6.04, every power and remedy given by this Article 6 or by law to the Trustee or to the Debentureholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Debentureholders.

                  SECTION 6.07. Direction of Proceedings and Waiver of Defaults by Majority of Debentureholders. The holders of a majority in aggregate principal amount of the Debentures at the time outstanding determined in accordance with Section 8.04 shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that (a) such direction shall not be in conflict with any rule of law or with this Indenture,
(b) the Trustee may take any other action which is not inconsistent with such direction and (c) the Trustee may decline to take any action that would benefit some Debentureholders to the detriment of other Debentureholders, or that may involve the Trustee in personal liability. The holders of a majority in aggregate principal amount of the Debentures at the time outstanding determined in accordance with Section 8.04 may, on behalf of the holders of all of the Debentures, waive any past default or Event of Default hereunder and its consequences, except (i) a default in the payment of interest on, or the principal of, the Debentures, (ii) a failure by the Company to convert any Debentures into Common Stock, (iii) a default in the payment of the Redemption Price pursuant to Section 3.04, (iv) a default in the payment of the Fundamental Change Repurchase Price pursuant to Section 3.06 or Company Repurchase Price pursuant to Section 3.07 or (v) a default in respect of a covenant or provision hereof which under Article 10 cannot be modified or amended without the consent of the holders of each or all Debentures then outstanding or affected thereby. Upon any such waiver, the Company, the Trustee and the holders of the Debentures shall be restored to their former positions and rights hereunder; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 6.07, said default or Event of Default shall for all purposes of the Debentures and this Indenture be deemed to have been cured and to be not continuing; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

                  SECTION 6.08. Notice of Defaults. The Trustee shall, within the earlier of ninety (90) days after the occurrence of a Default or thirty (30) days after the occurrence of such Default known to a Trust Officer or written notice of the occurrence of such Default is received by the Trustee, mail to all Debentureholders, as the names and addresses of such holders appear upon the Debenture Register, notice of all Defaults known to a Trust Officer, unless such Defaults shall have been cured or waived before the giving of such notice; provided that except in the case of Default in the payment of the principal of (including any Redemption Price or Repurchase Price pursuant to Article 3 for) or interest on any of the Debentures, the Trustee shall be protected in withholding such notice if and so long as a trust committee of directors and/or Trust Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Debentureholders.

                  SECTION 6.09. Undertaking to Pay Costs. All parties to this Indenture agree, and each holder of any Debenture by its acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section 6.09 (to the extent permitted by law) shall not apply to any suit instituted by the Trustee, to any suit instituted by any Debentureholder, or group of Debentureholders, holding in the aggregate more than ten (10) percent in principal amount of the Debentures at the time outstanding determined in accordance with Section 8.04, or to any suit instituted by any Debentureholder for the enforcement of the payment of the principal of (including any Redemption Price or Repurchase Price pursuant to Article 3 for) or interest on any Debenture on or after the due date expressed in such Debenture or to any suit for the enforcement of the right to convert any Debenture in accordance with the provisions of Article 15.

                                   ARTICLE 7
                                   THE TRUSTEE
                                   -----------

                  SECTION 7.01. Duties of Trustee. (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (b)  Except during the continuance of an Event of Default:

                  (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of certificates or opinions specifically required by any provision hereof to be furnished to it, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

                  (i)   this paragraph does not limit the effect of paragraph
          (b) of this Section;

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.07; and

                  (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

                  (e) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company.

                  (f) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

                  (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section and to the provisions of the Trust Indenture Act.

                  SECTION 7.02. Rights of Trustee. (a) The Trustee may conclusively rely and shall be protected in acting or refraining from acting on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of Counsel.

                  (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Trustee's conduct does not constitute wilful misconduct or negligence.

                  (e) The Trustee may consult with counsel of its selection, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Debentures shall be full and complete authorization and protection from liability in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (f) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other paper or document unless requested in writing to do so by the holders of not less than a majority in principal amount of the Debentures at the time outstanding, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company and the Guarantors, personally or by agent or attorney at the sole cost of the Company and the Guarantors and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

                  (g) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the holders pursuant to this Indenture, unless such holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

                  (h) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder.

                  (i) The Trustee may request that the Company or a Guarantor deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any Person authorized to sign an Officers' Certificate, including any Person specified as so authorized in any such certificate previously delivered and not superseded.

                  (j) The grant of any permissive rights, power or authority hereunder to the Trustee shall not be construed to be a duty.

                  SECTION 7.03. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Debentures and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent or Debenture Registrar may do the same with like rights. However, the Trustee must comply with Sections
7.09 and 7.10.

                  SECTION 7.04. Trustee's Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Debenture Guarantee or the Debentures, it shall not be accountable for the Company's use of the proceeds from the Debentures, and it shall not be responsible for any statement of the Company or any

Guarantor in this Indenture or in any document issued in connection with the sale of the Debentures or in the Debentures other than the Trustee's certificate of authentication. The Trustee shall not be charged with knowledge of any Default or Event of Default under Section 6.01 unless either (a) a Trust Officer shall have actual knowledge thereof or (b) the Trustee shall have received notice thereof in accordance with Section 16.04 from the Company, any Guarantor or any holder.

                  SECTION 7.05. Reports by Trustee to Holders. Within thirty
(30) days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall mail to each holder a brief report dated as of such May 15 that complies with Section 313(a) of the Trust Indenture Act if and to the extent required thereby. The Trustee shall also comply with Section 313(b) of the Trust Indenture Act.

                  A copy of each report at the time of its mailing to holders shall be filed with the Commission and each stock exchange (if any) on which the Debentures are listed. The Company agrees to notify promptly the Trustee whenever the Debentures become listed on any stock exchange and of any delisting thereof.

                  SECTION 7.06. Compensation and Indemnity. The Company shall pay to the Trustee from time to time such reasonable compensation for its services hereunder as the Company and the Trustee shall from time to time agree in writing. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services as the Company and the Trustee shall, from time to time, agree in writing. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents, counsel, accountants and experts. The Company and the Guarantors, jointly and severally, shall indemnify the Trustee or any predecessor Trustee and their agents against any and all loss, liability or expense (including reasonable attorneys' fees) incurred by or in connection with the administration of this trust and the performance of its duties hereunder. The Trustee shall notify the Company of any claim for which it may seek indemnity promptly upon obtaining actual knowledge thereof; provided, however, that any failure so to notify the Company shall not relieve the Company or the Guarantors of their respective indemnity obligations hereunder. The Company shall defend the claim and the indemnified party shall provide reasonable cooperation at the Company's expense in the defense. Such indemnified parties may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel; provided, however, that the Company shall not be required to pay such fees and expenses if it assumes such indemnified parties' defense and, in such indemnified parties' reasonable judgment, there is no conflict of interest between the Company and the Guarantors, as applicable, and such parties in connection with such defense. Neither the Company nor any Guarantor need reimburse any expense or indemnify against any loss, liability or expense incurred by an indemnified party through such party's own wilful misconduct, negligence or bad faith. Neither the Company nor any Guarantor need pay for any settlement made without its written consent, which consent shall not be unreasonably withheld.

                  To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Debentures on all money or property held or collected by the Trustee other than money or property held in trust to pay principal of and interest on particular Debentures.

                  The Company's payment obligations pursuant to this Section shall survive the satisfaction or discharge of this Indenture, any rejection or termination of this Indenture under any bankruptcy law or the resignation or removal of the Trustee. Without prejudice to any other rights available to the Trustee under applicable law, when the Trustee incurs expenses after the occurrence of a Default specified in Section 6.01(l) or 6.01(m) with respect to the Company or a Guarantor, the expenses are intended to constitute expenses of administration under the Bankruptcy Law.

                  SECTION 7.07. Replacement of Trustee. (a) The Trustee may resign at any time by so notifying the Company. The holders of a majority in principal amount of the Debentures then outstanding hereunder determined in accordance with Section 8.04 may remove the Trustee by so notifying the Trustee and may appoint a successor Trustee. The Company shall remove the Trustee if:

                  (i)   the Trustee fails to comply with Section 7.09;

                  (ii)  the Trustee is adjudged bankrupt or insolvent;

                  (iii) a receiver or other public officer takes charge of the Trustee or its property; or

                  (iv)  the Trustee otherwise becomes incapable of acting.

                  (b) If the Trustee resigns or is removed by the Company or by the holders of a majority in principal amount of the Debentures then outstanding determined in accordance with Section 8.04 and such holders do not reasonably promptly appoint a successor Trustee, or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee.

                  (c) A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.06.

                  (d) If a successor Trustee does not take office within sixty
(60) days after the retiring Trustee resigns or is removed, the retiring Trustee, at the Company's expense, or the holders of 10% in principal amount of the Debentures then outstanding determined in accordance with Section 8.04 may petition at the expense of the Company any court of competent jurisdiction for the appointment of a successor Trustee.

                  (e) If the Trustee fails to comply with Section 7.06, unless the Trustee's duty to resign is stayed as provided in Section 310(b) of the Trust Indenture Act, any holder who has been a bona fide holder of a Debenture for at least six (6) months may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (f) Notwithstanding the replacement of the Trustee pursuant to this Section, the Company's obligations under Section 7.06 shall continue for the benefit of the retiring Trustee.

                  SECTION 7.08. Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

                  In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture any of the Debentures shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Debentures so authenticated; and in case at that time any of the Debentures shall not have been authenticated, any successor to the Trustee may authenticate such Debentures either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Debentures or in this Indenture provided that the certificate of the Trustee shall have.

                  SECTION 7.09. Eligibility; Disqualification. The Trustee shall at all times satisfy the requirements of Section 310(a) of the Trust Indenture Act. The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with Section 310(b) of the Trust Indenture Act, subject to its right to apply for a stay of its duty to resign under the penultimate paragraph of Section 310(b) of the Trust Indenture Act; provided, however, that there shall be excluded from the operation of Section 310(b)(1) of the Trust Indenture Act any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in Section 310(b)(1) of the Trust Indenture Act are met.

                  SECTION 7.10. Preferential Collection of Claims Against Company. The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to
Section 311(a) of the Trust Indenture Act to the extent indicated.

                                   ARTICLE 8
                              THE DEBENTUREHOLDERS
                              --------------------

                  SECTION 8.01. Action by Debentureholders. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Debentures may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by

Debentureholders in person or by agent or proxy appointed in writing, or (b) by the record of the holders of Debentures voting in favor thereof at any meeting of Debentureholders duly called and held in accordance with the provisions of
Article 9, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Debentureholders. Whenever the Company or the Trustee solicits the taking of any action by the holders of the Debentures, the Company or the Trustee may fix in advance of such solicitation, a date as the record date for determining holders entitled to take such action. The record date shall not be more than fifteen (15) days prior to the date of commencement solicitation of such action.

                SECTION 8.02. Proof of Execution by Debentureholders. Subject to the provisions of Section 7.01, 7.02 and 9.05, proof of the execution of any instrument by a Debentureholder or its agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Debentures shall be proved by the registry of such Debentures or by a certificate of the Debenture Registrar.

                  The record of any Debentureholders' meeting shall be proved in the manner provided in Section 9.06.

                  SECTION 8.03. Who Are Deemed Absolute Owners. The Company, any Guarantor, the Trustee, any Paying Agent, any Conversion Agent and any Debenture Registrar may deem the Person in whose name a Debenture shall be registered upon the Debenture Register to be, and may treat it as, the absolute owner of such Debenture (whether or not such Debenture shall be overdue and notwithstanding any notation of ownership or other writing thereon made by any Person other than the Company or any Debenture Registrar) for the purpose of receiving payment of or on account of the principal of and interest on such Debenture, for conversion of such Debenture and for all other purposes; and none of the Company, any Guarantor, the Trustee, any Paying Agent or any Conversion Agent nor any Debenture Registrar shall be affected by any notice to the contrary. All such payments so made to any such holder, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon such Debenture.

                  SECTION 8.04. Company-owned Debentures Disregarded. In determining whether the holders of the requisite aggregate principal amount of Debentures have concurred in any direction, consent, waiver or other action under this Indenture, Debentures which are owned by the Company or any other obligor on the Debentures or any Affiliate of the Company shall be disregarded and deemed not to be outstanding solely for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action, only Debentures which a Trust Officer knows are so owned shall be so disregarded. Debentures so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 8.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Debentures and that the pledgee is not the Company, any other obligor on the Debentures or any Affiliate of the Company. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall fully protect the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Debentures, if any, known by the Company to be owned or held by or for the account of any of the above described Persons, and, subject to Section 7.01, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Debentures listed therein are outstanding for the purpose of any such determination.

                  SECTION 8.05. Revocation of Consents, Future Holders Bound.
At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Debentures specified in this Indenture in connection with such action, any holder of a Debenture which is shown by the evidence to be included in the Debentures the holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Debenture. Except as aforesaid, any such action taken by the holder of any Debenture shall be conclusive and binding upon such holder and upon all future holders and owners of such Debenture and of any Debentures issued in exchange or substitution therefor, irrespective of whether any notation in regard thereto is made upon such Debenture or any Debenture issued in exchange or substitution therefor.

                                   ARTICLE 9
                          MEETINGS OF DEBENTUREHOLDERS
                          ----------------------------

                  SECTION 9.01.  Purpose of Meetings.

                  A meeting of Debentureholders may be called at any time and from time to time pursuant to the provisions of this Article 9 for any of the following purposes:

                  (a) to give any notice to the Company or to the Trustee or to give any directions to the Trustee permitted under this Indenture, or to consent to the waiving of any default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Debentureholders pursuant to any of the provisions of Article 6;

                  (b) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article 7;

                  (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.02; or

                  (d) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Debentures under any other provision of this Indenture or under applicable law.

                  SECTION 9.02. Call of Meetings by Trustee. The Trustee may at any time call a meeting of Debentureholders to take any action specified in
Section 9.01, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the Debentureholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting and the establishment of any Record Date pursuant to
Section 8.01, shall be mailed to holders of Debentures at their addresses as they shall appear on the Debenture Register. Such notice shall also be mailed to the Company. Such notices shall be mailed not less than twenty (20) nor more than ninety (90) days prior to the date fixed for the meeting.

                  Any meeting of Debentureholders shall be valid without notice if the holders of all Debentures then outstanding are present in person or by proxy or if notice is waived before or after the meeting by the holders of all Debentures outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

                  SECTION 9.03. Call of Meetings by Company or Debentureholders. In case at any time the Company, pursuant to a resolution of the Board of Directors, or the holders of at least 10% in aggregate principal amount of the Debentures then outstanding determined in accordance with Section 8.04, shall have requested the Trustee to call a meeting of Debentureholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within twenty (20) days after receipt of such request, then the Company or such Debentureholders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 9.01, by mailing notice thereof as provided in Section 9.02.

                  SECTION 9.04. Qualifications for Voting. To be entitled to vote at any meeting of Debentureholders a Person shall (a) be a holder of one or more Debentures on the Record Date pertaining to such meeting or (b) be a Person appointed by an instrument in writing as proxy by a holder of one or more Debentures on the Record Date pertaining to such meeting. The only Persons who shall be entitled to be present or to speak at any meeting of Debentureholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

                  SECTION 9.05. Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Debentureholders, in regard to proof of the holding of Debentures and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

                  The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Debentureholders as provided in Section 9.03, in which case the Company or the Debentureholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in principal amount of the Debentures represented at the meeting and entitled to vote at the meeting.

                  Subject to the provisions of Section 8.04, at any meeting each Debentureholder or proxyholder shall be entitled to one vote for each $1,000 principal amount of Debentures held or represented by him; provided that no vote shall be cast or counted at any meeting in respect of any Debenture challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Debentures held by him or instruments in writing as aforesaid duly designating him as the proxy to vote on behalf of other Debentureholders. Any meeting of Debentureholders duly called pursuant to the provisions of Section
9.02 or 9.03 may be adjourned from time to time by the holders of a majority of the aggregate principal amount of Debentures represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

                  SECTION 9.06. Voting. The vote upon any resolution submitted to any meeting of Debentureholders shall be by written ballot on which shall be subscribed the signatures of the holders of Debentures or of their representatives by proxy and the outstanding principal amount of the Debentures held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Debentureholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 9.02. The record shall show the principal amount of the Debentures voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

                  Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                  SECTION 9.07. No Delay of Rights by Meeting. Nothing contained in this Article 9 shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Debentureholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Debentureholders under any of the provisions of this Indenture or of the Debentures.

                                   ARTICLE 10
                             SUPPLEMENTAL INDENTURES
                             -----------------------

                  SECTION 10.01. Supplemental Indentures Without Consent of Debentureholders. The Company, the Guarantors and the Trustee may, from time to time, and at any time enter into an indenture or indentures supplemental hereto so as to amend this Indenture or the Debentures without notice to or consent of any Debentureholder for one or more of the following purposes:

                  (a) make provision with respect to the conversion rights of the holders of Debentures pursuant to the requirements of Section
          15.06 or the repurchase obligations of the Company pursuant to the requirements of Section 3.09(h);

                  (b) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Debentures, any property or assets;

                  (c) to add Guarantees or guarantors with respect to the Debentures;

                  (d)  to secure the Debentures;

                  (e) to evidence the succession of another Person to the Company, or successive successions, and the assumption by the successor Person of the covenants, agreements and obligations of the Company pursuant to Article 11;

                  (f) to surrender any right or power conferred upon the Company or a Guarantor under this Indenture;

                  (g) to add to the covenants of the Company or the Guarantors such further covenants, restrictions or conditions for the benefit of the holders of Debentures, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions or conditions a Default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided that in respect of any such additional covenant, restriction or condition, such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

                  (h) to provide for uncertificated Debentures in addition to, or in place of, certificated Debentures (provided, however, that the uncertificated Debentures are issued in registered form for purposes of Section 163(f) of the Internal Revenue Code of 1986, as amended), in a manner such that the uncertificated Debentures are described in
          Section 163(f)(2)(b) of the Internal Revenue Code of 1986, as amended;

                  (i) to cure any ambiguity or omission or to correct or supplement any provision contained herein or in any supplemental indenture that may be defective or inconsistent with any other provisions contained herein or in any supplemental indenture;

                  (j) to evidence and provide for the acceptance of appointment of a successor Trustee with respect to this Indenture and the Debentures;

                  (k) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualifications of this Indenture or any supplemental indenture under the Trust Indenture Act, or under any similar federal statute hereafter enacted;

                  (l) to increase the Conversion Rate or increase the consideration payable to any holder of Debentures, provided that no such increase individually or in the aggregate with all other such increases has or will have an adverse effect on the interests of the Debentureholders; or

(m) make other changes to this Indenture or forms or terms of the Debentures, provided that no such change individually or in the aggregate with all other such changes has or will have an adverse effect on the rights of the Debentureholders.

                  Upon the written request of the Company, accompanied by a copy of the resolutions of the Board of Directors certified by the Company's Secretary or Assistant Secretary authorizing the execution of any supplemental indenture, the Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations that may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property or asset thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  Any supplemental indenture authorized by the provisions of this Section 10.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Debentures at the time outstanding, notwithstanding any of the provisions of Section 10.02.

                  Notwithstanding any other provision of this Indenture or the Debentures, the Registration Rights Agreement and the obligation to pay Liquidated Damages thereunder may be amended, modified or waived in accordance with the provisions of the Registration Rights Agreement.

                  After a supplemental indenture under this Section 10.01 becomes effective, the Company shall mail to Debentureholders a notice briefly describing such supplemental indenture. The failure to give such notice to all Debentureholders, or any defect therein, shall not impair or affect the validity of a supplemental indenture under this Section 10.01.

                  SECTION 10.02. Supplemental Indenture with Consent of Debentureholders. With the consent (evidenced as provided in Article 8) of the holders of at least a majority in aggregate principal amount of the Debentures at the time outstanding determined in accordance with Section 8.04, the Company, the Guarantors and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or of modifying in any manner the rights of the holders of the Debentures; provided that without the consent of each Debentureholder affected thereby no such supplemental indenture shall
(i) extend the Stated Maturity of any Debenture, or reduce the stated rate or extend the stated time for payment of interest on any Debenture, or reduce the principal amount of any Debenture, or reduce any amount payable on redemption or repurchase of any Debenture or change the time at which any Debenture may be redeemed or repurchased, or impair the right of any Debentureholder to receive payment of principal of and interest on such holder's Debentures on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such holder's Debentures, or make the principal of or interest on any Debenture payable in any coin or currency other than that provided in the Debentures, or affect the obligation of the Company to redeem any Debenture on a Redemption Date in a manner adverse to such Debentureholder, or affect the obligation of the Company to repurchase any Debenture upon the happening of a Fundamental Change in a manner adverse to such Debentureholder, or affect the obligation of the Company to repurchase any Debenture on a Company Repurchase Date in a manner adverse to such Debentureholder, or impair the right to convert the Debentures into shares of Common Stock subject to the terms set forth herein, including Section 15.06, or reduce the number of shares of Common Stock or other property receivable upon conversion, or modify any of the provisions of this Article 10 or Section 6.07, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the holder of each Debenture so affected, or change any obligation of the Company to maintain an office or agency in the places and for the purposes set forth in Section 4.02, reduce the quorum or voting requirements set forth in
Article 9 or modify any Debenture Guarantee in any manner adverse to the holders or (ii) reduce the aforesaid percentage of Debentures, the holders of which are required to consent to any such supplemental indenture.

                  Upon the written request of the Company, accompanied by a copy of the resolutions of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Debentureholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

                  It shall not be necessary for the consent of the Debentureholders under this Section 10.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

                  After a supplemental indenture under this Section 10.02 becomes effective, the Company shall mail to Debentureholders a notice briefly describing such supplemental indenture. The failure to give such notice to all Debentureholders, or any defect therein, shall not impair or affect the validity of a supplemental indenture under this Section 10.02.

                  SECTION 10.03. Effect of Supplemental Indenture. Any supplemental indenture executed pursuant to the provisions of this Article 10 shall comply with the Trust Indenture Act, as then in effect, provided that this
Section 10.03 shall not require such supplemental indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or this Indenture has been qualified under the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to such supplemental indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or this Indenture has been qualified under the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions of this Article 10, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company, the Guarantors and the holders of Debentures shall thereafter be determined, exercised and enforced hereunder, subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and shall be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                  SECTION 10.04. Notation on Debentures. Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article 10 may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Debentures so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may, at the Company's expense, be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 16.13) and delivered in exchange for the Debentures then outstanding, upon surrender of such Debentures then outstanding. Failure to make the appropriate notation or to issue a new Debenture shall not affect the validity of such supplemental indenture.

                  SECTION 10.05. Trustee to Sign Supplemental Indentures. The Trustee shall sign any supplemental indenture authorized pursuant to this
Article 10 if the supplemental indenture does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing such supplemental indenture, the Trustee shall be entitled to receive indemnity reasonably satisfactory to it, and (subject to Section 7.01) shall be fully protected in relying upon an Officers' Certificate and an Opinion of Counsel stating that such supplemental indenture is authorized or permitted by this Indenture.

                                   ARTICLE 11
                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE
                -------------------------------------------------

                  SECTION 11.01. Company and Specified Guarantors May Consolidate on Certain Terms. (a) Subject to the provisions of Section 11.02, the Company shall not consolidate or merge with or into, or convey, transfer or lease, in one transaction or a series of related transactions, directly or indirectly, all or substantially all its assets to any Person unless (i) the resulting, surviving or transferee Person (the "Successor Company") is the Company, or the resulting, surviving or transferee Person is a corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia; (ii) upon any such consolidation, merger, sale, conveyance, transfer or lease, the due and punctual payment of the principal of and interest on all of the Debentures, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company, shall be expressly assumed, by supplemental indenture reasonably satisfactory in form to the Trustee, executed and delivered to the Trustee by the Person (if other than the Company) formed by such consolidation, or into which the Company shall have been merged, or by the Person that shall have acquired or leased such property, and such supplemental indenture shall provide for the applicable conversion rights set forth in Section 15.06 and (iii) immediately after giving effect to the transaction described above, no Event of Default, and no event which, after notice or passage of time or both, would be an Event of Default, shall have occurred and be continuing. The foregoing limitation shall not prohibit any pledge of assets of the Company under the Senior Facilities or the Senior Note Indenture or under any Refinancings of the Senior Facilities, the Senior Notes or this Indenture.

                  (b) Subject to the provisions of Section 11.02, none of the Specified Guarantors shall consolidate or merge with or into any other Person (whether or not affiliated with such Specified Guarantors), nor shall any Specified Guarantor or its successor or successors be a party or parties to successive consolidations or mergers, nor shall any Specified Guarantor sell, convey, transfer or lease all or substantially all the assets of such Specified Guarantor, to any other Person (whether or not affiliated with such Specified Guarantor), unless: (i) such Specified Guarantor is the surviving Person, or the resulting, surviving or transferee Person is a corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia; (ii) upon any such consolidation, merger, sale, conveyance, transfer or lease, the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by such Specified Guarantor and all obligations of such Specified Guarantor under its Debenture Guarantee and the Debentures, shall be expressly assumed, by supplemental indenture reasonably satisfactory in form to the Trustee, executed and delivered to the Trustee by the Person (if other than such Specified Guarantor) formed by such consolidation, or into which such Specified Guarantor shall have been merged, or by the Person that shall have acquired or leased such property, and such supplemental indenture shall provide for the applicable conversion rights set forth in Section 15.06 and (iii) immediately after giving effect to the transaction described above, no Event of Default, and no event which, after notice or passage of time or both, would be an Event of Default, shall have occurred and be continuing. The foregoing limitation shall not prohibit any pledge of assets of any of the Specified Guarantors under the Senior Facilities or the Senior Note Indenture or under any Refinancings of the Senior Facilities, the Senior Notes or this Indenture.

                  SECTION 11.02. Successor to Be Substituted. (a) In case of any such consolidation, merger, sale, conveyance, transfer or lease and upon the assumption by the Successor Company, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and interest on all of the Debentures and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Company, as described in Section 11.01(a), the Successor Company shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of this first part. The Successor Company thereupon may cause to be signed, and may issue either in its own name or in the name of GrafTech International Ltd. any or all of the Debentures, issuable hereunder that theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of the Successor Company instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver, or cause to be authenticated and delivered, any Debentures that previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Debentures that the Successor Company thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Debentures so issued shall in all respects have the same legal rank and benefit under this Indenture as the Debentures theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Debentures had been issued at the date of the execution hereof. In the event of any such consolidation, merger, sale, conveyance or transfer (but not in the case of a lease), the Person named as the "COMPANY" in the first paragraph of this Indenture or any successor that shall thereafter have become such in the manner prescribed in this Article 11 may be dissolved, wound up and liquidated at any time thereafter and such Person shall be released from its liabilities as obligor and maker of the Debentures and from its obligations under this Indenture.

                  (b) In case of any such consolidation, merger, sale, conveyance, transfer or lease and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by a Specified Guarantor and all obligations of such Specified Guarantor under its Debenture Guarantee and the Debentures, as described in
Section 11.01(b), such successor Person shall succeed to and be substituted for such Specified Guarantor, with the same effect as if it had been named herein as the party of this first part. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of such Specified Guarantor any or all of the Debenture Guarantees of such Specified Guarantor, issuable hereunder that theretofore shall not have been signed by such Specified Guarantor and delivered to the Trustee. All the Debenture Guarantees of such Specified Guarantor so issued shall in all respects have the same legal rank and benefit under this Indenture as the Debenture Guarantees of such Specified Guarantor theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Debenture Guarantees had been issued at the date of the execution hereof. In the event of any such consolidation, merger, sale, conveyance or transfer (but not in the case of a lease), the applicable Person named as a "GUARANTOR" in the first paragraph of this Indenture or any successor that shall thereafter have become such in the manner prescribed in this Article 11 may be dissolved, wound up and liquidated at any time thereafter and such Person shall be released from its liabilities as obligor and maker of the Debenture Guarantees and from its obligations under this Indenture and its Debenture Guarantee.

                  In case of any such consolidation, merger, sale, conveyance, transfer or lease, such changes in phraseology and form (but not in substance) may be made in the Debentures thereafter to be issued as may be appropriate.

                  SECTION 11.03. Opinion of Counsel to Be Given Trustee. (a) In the event of any such consolidation, merger, sale, conveyance, transfer or lease, the Trustee shall receive an Officers' Certificate and an Opinion of Counsel, each stating that any such consolidation, merger, sale, conveyance, transfer or lease and any such supplemental indenture relating to such assumption complies with the provisions of this Article 11, and such Officers' Certificate and Opinion of Counsel shall be conclusive evidence as to such compliance with this Article 11.

                  (b) In the event of any such consolidation, merger, sale, conveyance, transfer or lease, the Trustee shall receive an Opinion of Counsel to the effect that the Debentureholders will not recognize income, gain or loss for Federal income tax purposes as a result of such transaction and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such transaction had not occurred.

                                   ARTICLE 12
                     SATISFACTION AND DISCHARGE OF INDENTURE
                     ---------------------------------------

                  SECTION 12.01. Discharge of Indenture. When (a) the Company shall deliver to the Trustee for cancelation all Debentures theretofore authenticated (other than any Debentures that have been destroyed, lost or stolen and in lieu of or in substitution for which other Debentures shall have been authenticated and delivered) and not theretofore canceled, or (b) all the Debentures not theretofore canceled or delivered to the Trustee for cancelation shall have become due and payable and the Company shall deposit with the Trustee, in trust, cash or, if expressly permitted by the terms of the Debentures or this Indenture, Common Stock sufficient to pay all amounts due and owing on Debentures (other than any Debentures that shall have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Debentures shall have been authenticated and delivered) not theretofore canceled or delivered to the Trustee for cancelation, accompanied by a verification report, as to the sufficiency of the deposited amount, from an independent certified accountant or other financial professional satisfactory to the Trustee, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to (i) remaining rights of registration of transfer, substitution and exchange and conversion of Debentures, (ii) rights hereunder of Debentureholders to receive payments of principal of and interest on the Debentures and the other rights, duties and obligations of Debentureholders, as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee and (iii) the rights, powers, duties, obligations and immunities of the Trustee hereunder), and the Trustee, on written demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel as required by
Section 16.06 and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; the Company, however, hereby agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Debentures.

                  SECTION 12.02. Paying Agent to Repay Monies Held. Upon the satisfaction and discharge of this Indenture, all monies then held by any Paying Agent of the Debentures (other than the Trustee) shall, upon written request of the Company, be repaid to it or paid to the Trustee, and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

                  SECTION 12.03. Return of Unclaimed Monies. Subject to the requirements of applicable law, any monies deposited with or paid to the Trustee for payment of the principal of or interest on Debentures and not applied but remaining unclaimed by the holders of Debentures for two years after the date upon which the principal of or interest on such Debentures, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee on demand and all liability of the Trustee shall thereupon cease with respect to such monies; and the holder of any of the Debentures shall thereafter look only to the Company for any payment that such holder may be entitled to collect unless an applicable abandoned property law designates another Person.

                                   ARTICLE 13
         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS
         ---------------------------------------------------------------

                  SECTION 13.01. Indenture and Debentures Solely Corporate Obligations. No recourse for the payment of the principal of or interest on any Debenture, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company or any Guarantor in this Indenture or in any supplemental indenture or in any Debenture, or of such Guarantor under its Debenture Guarantee, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer, director or subsidiary, as such, past, present or future, of the Company or any Guarantor or of any successor Person, either directly or through the Company or any Guarantor or any successor Person thereto, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Debentures.

                                   ARTICLE 14
                              DEBENTURE GUARANTEES
                              --------------------

                  SECTION 14.01. Debenture Guarantees. (a) Each Guarantor hereby jointly and severally irrevocably and unconditionally guarantees on an unsecured senior basis, as a primary obligor and not merely as a surety, to each holder and to the Trustee and its successors and assigns (i) the full and punctual payment when due, whether at Stated Maturity, by acceleration, by redemption or otherwise, of all obligations of the Company under this Indenture (including obligations to the Trustee) and the Debentures, whether for payment of principal of or interest on the Debentures and all other monetary obligations of the Company under this Indenture and the Debentures and (ii) the full and punctual performance within applicable grace periods of all other obligations of the Company whether for fees, expenses, indemnification or otherwise under this Indenture and the Debentures (all the foregoing being hereinafter collectively called the "GUARANTEED OBLIGATIONS"). Subject to Section 14.02, each Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice or further assent from such Guarantor, and that such Guarantor shall remain bound under this Article 14 notwithstanding any extension or renewal of any Guaranteed Obligation.

                  (b) Each Guarantor waives presentation to, demand of payment from and protest to the Company of any of the Guaranteed Obligations and also waives notice of protest for nonpayment. Each Guarantor waives notice of any default under the Debentures or the Guaranteed Obligations. The obligations of each Guarantor hereunder shall not be affected by (i) the failure of any holder or the Trustee to assert any claim or demand or to enforce any right or remedy against the Company or any other Person under this Indenture, the Debentures or any other agreement or otherwise; (ii) any extension or renewal of any thereof;
(iii) any rescission, waiver, amendment or modification of any of the terms or provisions of this Indenture, the Debentures or any other agreement; (iv) the release of any security held by any holder or the Trustee for the Guaranteed Obligations or any of them; (v) the failure of any holder or the Trustee to exercise any right or remedy against any other guarantor of the Guaranteed Obligations; or (vi) any change in the ownership of any Guarantor, except as provided in Section 14.02(b).

                  (c) Each Guarantor hereby waives the right to which it may be entitled to have its obligations hereunder divided among the Guarantors so that such Guarantor's obligations would be less than the full amount claimed. Each Guarantor hereby waives any right to which it may be entitled to have the assets of the Company first be used and depleted as payment of the Company's or such Guarantor's obligations hereunder prior to any amounts being claimed from or paid by such Guarantor hereunder. Each Guarantor hereby waives any right to which it may be entitled to require that the Company be sued prior to an action being initiated against such Guarantor.

                  (d) Each Guarantor further agrees that its Debenture Guarantee constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by any holder or the Trustee to any security held for payment of the Guaranteed Obligations.

                  (e) Except as expressly set forth in Section 14.02, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of any holder or the Trustee to assert any claim or demand or to enforce any remedy under this Indenture, the Debentures or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of such Guarantor or would otherwise operate as a discharge of such Guarantor as a matter of law or equity.

                  (f) Each Guarantor agrees that its Debenture Guarantee shall remain in full force and effect until payment in full of all the Guaranteed Obligations. Each Guarantor further agrees that its Debenture Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Guaranteed Obligation is rescinded or must otherwise be restored by any holder or the Trustee upon the bankruptcy or reorganization of the Company or otherwise.

                  (g) In furtherance of the foregoing and not in limitation of any other right which any holder or the Trustee has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Company to pay the principal of or interest on any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, or to perform or comply with any other Guaranteed Obligation, each Guarantor hereby promises to and shall, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the holders or the Trustee an amount equal to the sum of (i) the unpaid principal amount of such Guaranteed Obligations,
(ii) accrued and unpaid interest on such Guaranteed Obligations (but only to the extent not prohibited by law) and (iii) all other monetary obligations of the Company to the holders and the Trustee.

                  (h) Each Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the holders in respect of any Guaranteed Obligations guaranteed hereby until payment in full of all Guaranteed Obligations. Each Guarantor further agrees that, as between it, on the one hand, and the holders and the Trustee, on the other hand, (i) the maturity of the Guaranteed Obligations guaranteed hereby may be accelerated as provided in
Article 6 for the purposes of its Debenture Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed Obligations guaranteed hereby, and


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

(ii) in the event of any declaration of acceleration of such Guaranteed Obligations as provided in Article 6, such Guaranteed Obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor or the Company for the purposes of this Section 14.01.

                  (i) Each Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys' fees and expenses) incurred by the Trustee or any holder in enforcing any rights under this Section 14.01.

                  (j) Upon request of the Trustee, each Guarantor shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                  SECTION 14.02. Limitation on Liability. (a) Any other term or provision of this Indenture to the contrary notwithstanding, (i) the maximum aggregate amount of the Guaranteed Obligations guaranteed hereunder by any Guarantor shall not exceed the maximum amount that can be hereby guaranteed without rendering this Indenture, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally and (ii) no waiver, modification, indulgence or circumstance shall, without the consent of the Guarantors, increase the principal amount of a Debenture or the interest rate thereon (and, if applicable, the premium or Make Whole Payment in respect thereof) except as provided in such Debenture.

                  (b) The Debenture Guarantee as to each Guarantor shall terminate and be of no further force in effect and such Guarantor shall be deemed to be released from all obligations under this Article 14 (without any further action by the Trustee or the holders) upon (i) the sale or other disposition (including by any merger or consolidation) of such Guarantor where such Guarantor is not the surviving entity of such consolidation or merger or
(ii) the sale or disposition of all or substantially all the assets of such Guarantor, in each case, other than the sale or other disposition to the Company or an Affiliate of the Company; provided, however, that such merger, consolidation sale, or other disposition shall comply with Article 11. At the request of the Company, the Trustee shall execute and deliver an appropriate instrument evidencing such release (in the form provided by the Company).

                  SECTION 14.03. Successors and Assigns. This Article 14 shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the holders and, in the event of any transfer or assignment of rights by any holder or the Trustee, the rights and privileges conferred upon that party in this Indenture and in the Debentures shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of this Indenture.

                  SECTION 14.04. No Waiver. Neither a failure nor a delay on the part of either the Trustee or the holders in exercising any right, power or privilege under this Article 14 shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Trustee and the holders herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Article 14 at law, in equity, by statute or otherwise.



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


                  SECTION 14.05. Modification. No modification, amendment or waiver of any provision of this Article 14, nor the consent to any departure by the Guarantors therefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Guarantors in any case shall entitle the Guarantors to any other or further notice or demand in the same, similar or other circumstances.

                  SECTION 14.06. Execution and Non-Impairment. To further evidence the Debenture Guarantees, each Guarantor agrees to execute a Debenture Guarantee to be endorsed on each Debenture ordered to be authenticated and delivered by the Trustee. The failure to endorse the Debenture Guarantee on any Debenture shall not affect or impair the validity thereof.

                  SECTION 14.07. Contribution. Each Guarantor that makes a payment under its Debenture Guarantee shall be entitled upon payment in full of all Guaranteed Obligations to a contribution from each other Guarantor in an amount equal to such other Guarantor's pro rata portion of such payment based on the respective net assets of all the Guarantors at the time of such payment determined in accordance with GAAP.

                                   ARTICLE 15
                            CONVERSION OF DEBENTURES
                            ------------------------

                  SECTION 15.01. Right to Convert. (a) Subject to and upon compliance with the provisions of this Indenture, prior to January 15, 2024, the holder of any Debenture shall have the right, at such holder's option, to convert the principal amount of such Debenture, or any portion of such principal amount which is an integral multiple of $1,000, into fully paid and non-assessable shares of Common Stock (as such shares shall then be constituted) at the Conversion Rate in effect at such time, by surrender of the Debenture so to be converted in whole or in part, together with any required funds, under the circumstances described in this Section 15.01 and in the manner provided in
Section 15.02. The Debentures shall be convertible only during the following periods upon the occurrence of one of the following events:

                  (i) prior to January 15, 2019, during any fiscal quarter of Company after the fiscal quarter of the Company ending March 31, 2004, if the Last Reported Sale Price of the Common Stock for at least twenty (20) Trading Days during the period of thirty (30) consecutive Trading Days ending on the first Trading Day of such fiscal quarter exceeds 125% of the Conversion Price on such Trading Day and, on or after January 15, 2019, at any time after the Last Reported Sale Price of the Common Stock is more than 125% of the Conversion Price;

                  (ii) in the event that the Company calls the Debentures for redemption, at any time prior to the close of business on the second Business Day immediately preceding the Redemption Date; provided that only those Debentures that are called for redemption may be converted following such an event;

                  (iii) as provided in Section (b) of this Section 15.01;

                  (iv) during the five (5) Business Day period immediately after any ten (10) consecutive Trading Day period in which the Trading Price per $1,000 principal

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

          amount of the Debentures for each day of such ten (10) day measurement period was less than 98% of the product of the Last Reported Sale Price of the Common Stock on the applicable date and the Conversion Rate, as determined following a request by a holder of Debentures in accordance with the procedures described below; or

                  (v) upon the occurrence of certain reductions in credit ratings as follows:

                        (A) at any time when (i) the long-term credit rating assigned to the Debentures by Moody's Investor Service, Inc. ("Moody's") is Caa1 or lower or the long-term credit rating assigned to the Debentures by Standard & Poor's Rating Services ("Standard & Poor's") is two rating categories below the long term credit rating, if any, initially assigned to the Debentures by Standard & Poor's or lower or
                    (ii) both Moody's and Standard & Poor's have discontinued, withdrawn, suspended or, in the case of Standard & Poor's, not given, their long-term credit rating with respect to the Debentures; or

                        (B) if only one of Moody's and Standard & Poor's continues to provide a long-term credit rating for the Debentures, at any time when (i) the long-term credit rating assigned to the Debentures by such rating agency is Caa1 or lower, in the case of Moody's, or two rating categories below the long term credit rating, if any, initially assigned to the Debentures by Standard & Poor's or lower, in the case of Standard & Poor's, or (ii) such rating agency has discontinued, withdrawn, suspended or, in the case of Standard & Poor's, not given, its long-term credit rating with respect to the Debentures.

                  Notwithstanding the foregoing, if, on the date of any conversion pursuant to Section 15.01(a)(iv) on or after January 15, 2019, the Last Reported Sale Price of the Common Stock on the Trading Day prior to the date of such conversion is greater than 100% but less than 125% of the Conversion Price, the holders of Debentures surrendered for conversion shall receive, in lieu of Common Stock based on the Conversion Rate, cash or Common Stock or a combination of cash and Common Stock, at the Company's option, with a value equal to the principal amount of the Debentures to be converted plus accrued and unpaid interest, if any, to (but excluding) the Conversion Date (a "PRINCIPAL VALUE CONVERSION"). Any Common Stock delivered upon a Principal Value Conversion will be valued at the greater of the Conversion Price on the Conversion Date and the average of the Last Reported Sale Price of the Common Stock for a five (5) Trading Day period starting the third (3rd) Trading Day following the Conversion Date. If a holder of Debentures surrenders its Debentures for a Principal Value Conversion, the Company shall notify such holder by the second (2nd) Trading Day following the Conversion Date that it is a Principal Value Conversion and whether the Company will pay such holder all or a portion of such principal amount and interest in cash, Common Stock or a combination of cash and Common Stock, and in what percentage. The Company shall pay such holder any portion of such principal amount and interest to be paid in cash and deliver Common Stock with respect to any portion of such principal amount and interest to be paid in Common Stock, no later than the third (3rd) Business Day following the determination of the average Last Reported Sale Price of the Common Stock.

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

                  The Company or its designated agent shall determine on a daily basis during the time period specified in clause (i) above whether the Debentures shall be convertible as a result of the occurrence of an event specified in clause (i) above and, if the Debentures shall be so convertible, the Company shall promptly deliver to the Trustee (or other Conversion Agent appointed by the Company) written notice thereof. Whenever the Debentures shall become convertible pursuant to this Section 15.01, the Company or, at the Company's request, the Trustee in the name and at the expense of the Company, shall notify the holders of the event triggering such convertibility in the manner provided in Section 16.04, and the Company shall also publicly announce such information by publication on the Company's web site or through such other public medium as it may use at such time. Any notice so given shall be conclusively presumed to have been duly given, whether or not the holder receives such notice.

                  The Trustee (or other Conversion Agent appointed by the Company) shall have no obligation to determine the Trading Price under this
Section 15.01 unless the Company has requested in writing such a determination; and the Company shall have no obligation to make such request unless a holder provides it with reasonable evidence that the Trading Price per $1,000 principal amount of Debentures would be less than 98% of the product of the Last Reported Sale Price of the Common Stock and the Conversion Rate. If such evidence is provided, the Company shall instruct the Trustee (or other Conversion Agent) in writing to determine the Trading Price of the Debentures beginning on the next Trading Day and on each successive Trading Day until, and only until, the Trading Price per $1,000 principal amount of Debentures is greater than or equal to 98% of the product of the Last Reported Sale Price of the Common Stock and the Conversion Rate.

                  The Trustee shall be entitled at its sole discretion to consult with the Company and to request the assistance of the Company in connection with the Trustee's duties and obligations pursuant to this Section 15.01(a), and the Company agrees, if requested by the Trustee, to cooperate with, and provide assistance to, the Trustee in carrying out its duties under this Section 15.01; provided, however, that nothing herein shall be construed to relieve the Trustee of its duties pursuant to this Section 15.01(a).

                  (b)  In addition, if:

                  (i) (A) the Company distributes to all holders of shares of the Common Stock any rights, warrants, options or other securities entitling them (for a period of not more than forty-five (45) days after the date of issuance thereof) to subscribe for or purchase shares of Common Stock, or securities convertible into shares of Common Stock (for a period of not more than forty-five (45) days after the date of issuance thereof), in either case at a price per share or conversion price per share less than the average of the Last Reported Sale Prices of the Common Stock for the five (5) Trading Days immediately preceding the declaration date of the distribution, or (B) the Company distributes to all holders of shares of Common Stock assets (including cash), evidences of indebtedness or other property or rights to subscribe for or purchase securities of the Company (other than those described in clause (A) above), which distribution has a per share value as determined by the Company's Board of Directors and set forth in a Board Resolution exceeding 10% of the average of the Last Reported Sale Prices of the Common Stock for the five (5) Trading Days immediately preceding the declaration date of such distribution,

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

               then, in either case, the Debentures may be surrendered for conversion at any time on and after the date that the Company gives notice to the holders of such distribution, which notice shall be given not less than twenty (20) days prior to the Ex-Dividend Date for such distribution, until the earlier of the close of business on the Business Day immediately preceding the Ex-Dividend Date or the date the Company publicly announces that such distribution will not take place; provided, that no holder of a Debenture may exercise its right to convert if the holder will otherwise participate in such distribution without conversion;

                  (ii) the Company consolidates with or merges with or into another Person or is a party to a binding share exchange, in each case pursuant to which the Common Stock would be converted into cash or property other than securities, then the Debentures may be surrendered for conversion at any time from and after the date which is fifteen (15) days prior to the anticipated effective date of the transaction and until and including the date which is fifteen (15) days after the actual effective date of such transaction; and

                  (iii) the Company engages in a reclassification of the Common Stock or is a party to a consolidation, merger, binding share exchange or transfer of all or substantially all of its assets, in each case pursuant to which the Common Stock is converted into cash, securities or other property, then at the effective time of such transaction, the right to convert a Debenture into shares of Common Stock will be changed into a right to convert such Debenture into the kind and amount of cash, securities or other property which a holder would have received if the holder had converted its Debentures into shares of Common Stock immediately prior to the applicable Record Date for such transaction. If the Company engages in any transaction described in the preceding sentence, the Conversion Rate will not otherwise be adjusted.

         The Board of Directors shall determine the anticipated effective date of any transaction described in Section 15.01(b)(ii), and such determination shall be conclusive and binding on the holders and shall be publicly announced by the Company by publication on its web site or through such other public medium as it may use at that time not later than two (2) Business Days prior to the first fifteen (15) day period referred to therein.

                  (c) A Debenture in respect of which a holder is electing to exercise its option to require repurchase upon a Fundamental Change pursuant to
Section 3.06 or repurchase pursuant to Section 3.07 may be converted only if such holder withdraws its election in accordance with Section 3.09(d). A holder of Debentures is not entitled to any rights of a holder of Common Stock until such holder has converted its Debentures to Common Stock, and only then to the extent such Debentures are deemed to have been converted to Common Stock under this Article 15.

                  SECTION 15.02. Exercise of Conversion Privilege; Issuance of Common Stock on Conversion; No Adjustment for Interest or Dividends; Settlement of Cash or Common Stock upon Conversion. (a) In order to exercise the conversion privilege with respect to any Debenture in certificated form, the Company must receive at the office or agency of the Company maintained for that purpose or, at the option of such holder, the Corporate Trust Office, such Debenture with the original or facsimile of the form entitled "FORM OF CONVERSION


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

NOTICE" on the reverse thereof, duly completed and manually signed, together with such Debentures duly endorsed for transfer, accompanied by the funds, if any, required by paragraph (d) of this Section 15.02. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued, and shall be accompanied by transfer or similar taxes, if required pursuant to Section 15.07.

                  In order to exercise the conversion privilege with respect to any interest in a Global Debenture, the beneficial holder must complete, or cause to be completed, the appropriate instruction form for conversion pursuant to the Depositary's book-entry conversion program, deliver, or cause to be delivered, by book-entry delivery an interest in such Global Debenture, furnish appropriate endorsements and transfer documents if required by the Company or the Trustee or the Conversion Agent, and pay the funds, if any, required by this
Section 15.02 and any transfer or similar taxes if required pursuant to Section 15.07.

                  (b) As promptly as practicable after satisfaction of the requirements for conversion set forth above, subject to compliance with any restrictions on transfer if shares issuable on conversion are to be issued in a name other than that of the Debentureholder (as if such transfer were a transfer of the Debenture (or portion thereof) so converted), the Company shall issue and shall deliver to such Debentureholder at the office or agency maintained by the Company for that purpose or, at the option of such holder, the Corporate Trust Office, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Debenture or portion thereof as determined by the Company in accordance with the provisions of this Article 15 and a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion, calculated by the Company as provided in Section 15.03. In case any Debenture of a denomination greater than $1,000 shall be surrendered for partial conversion, subject to Section 2.02, the Company shall execute and the Trustee shall authenticate and deliver to the holder of the Debenture so surrendered, without charge to such holder, a new Debenture or Debentures in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Debenture.

                  (c) Each conversion shall be deemed to have been effected as to any such Debenture (or portion thereof) on the date on which the requirements set forth above in this Section 15.02 have been satisfied as to such Debenture (or portion thereof) (such date, the "CONVERSION DATE"), and the Person in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby; provided that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the Person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Rate in effect on the date upon which such requirements shall have been satisfied.

                  (d) Notwithstanding paragraph (f) below, any Debenture or portion thereof surrendered for conversion during the period from the close of business on any Regular Record Date to the close of business on the Business Day preceding the following Interest Payment Date that has not been called for redemption during such period shall be accompanied by payment, in


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

immediately available funds or other funds acceptable to the Company, of an amount equal to the interest otherwise payable on such Interest Payment Date on the principal amount being converted; provided that no such payment need be made
(1) if the Company has specified a Redemption Date that is after a Regular Record Date and on or prior to a date that is two (2) Business Days after the corresponding Interest Payment Date, (2) if the Company has specified a Repurchase Date following a Fundamental Change that occurs during such period or
(3) to the extent of any overdue interest, if any overdue interest exists at the time of conversion with respect to such Debenture. Except as provided above in this Section 15.02, no payment or other adjustment shall be made for interest accrued on any Debenture (or portion thereof) converted or for dividends on any shares issued upon the conversion of such Debenture (or portion thereof) as provided in this Article 15.

                  (e) Upon the conversion of an interest in a Global Debenture, the Trustee (or other Conversion Agent appointed by the Company), or the Custodian at the direction of the Trustee (or other Conversion Agent appointed by the Company), shall make a notation on such Global Debenture as to the reduction in the principal amount represented thereby. The Company shall notify the Trustee in writing of any conversions of Debentures effected through any Conversion Agent other than the Trustee.

                  (f) Upon the conversion of a Debenture (or portion thereof), that portion of the accrued and unpaid interest with respect to the converted Debenture (or portion thereof) to (but excluding) the Conversion Date shall not be canceled, extinguished or forfeited, but rather shall be deemed to be paid in full to the holder thereof through delivery of the Common Stock (together with the cash payment, if any, in lieu of fractional shares) in exchange for the Debenture (or portion thereof) being converted pursuant to the provisions hereof; and the fair market value of such shares of Common Stock (together with any such cash payment in lieu of fractional shares) shall be treated as issued, to the extent thereof, first in exchange for and in satisfaction of the Company's obligation to pay the principal amount of the converted Debenture (or portion thereof) and the accrued and unpaid interest to (but excluding) the Conversion Date, and the balance, if any, of such fair market value of such Common Stock (and any such cash payment) shall be treated as issued in exchange for and in satisfaction of the right to convert the Debenture (or portion thereof) being converted pursuant to the provisions hereof.

                  (g) In the event that the Company receives a Form of Conversion Notice on or prior to (1) the date on which the Company gives a Redemption Notice or (2) the date that is ten (10) days prior to the Stated Maturity (the "FINAL NOTICE DATE"), the following procedures shall apply:

                  (i) If the Company elects to satisfy all or any portion of its obligation to convert the Debentures (the "CONVERSION OBLIGATION") in cash, the Company shall notify holders through the Trustee of the dollar amount to be satisfied in cash (which must be expressed either as 100% of the Conversion Obligation or as a fixed dollar amount) at any time on or before the date that is two (2) Business Days following the Conversion Date (the "CASH SETTLEMENT NOTICE PERIOD"), unless the Company already has informed holders of its election in connection with its Optional Redemption of the Debentures under Section 3.02. If the Company timely elects to pay cash for any portion of the Common Stock otherwise issuable to holders upon conversion, holders may retract the Conversion

               Notice at any time during the two (2) Business Days following the final day of the Cash Settlement Notice Period (the "CONVERSION RETRACTION PERIOD"). No such retraction can be made (and a Form of Conversion Notice shall be irrevocable) if the Company does not elect to deliver cash in lieu of Common Stock (other than cash in lieu of fractional shares). Upon the expiration of a Conversion Retraction Period, a Form of Conversion Notice shall be irrevocable. If the Company elects to satisfy all or any portion of the Conversion Obligation in cash, and the applicable Form of Conversion Notice has not been retracted, then settlement (in cash or in cash and shares of Common Stock) will be made through the Conversion Agent no later than the tenth (10th) Business Date following the Conversion Date to holders timely surrendering Debentures.

                  (ii) If the Company does not elect to satisfy any part of the Conversion Obligation in cash (other than cash in lieu of any fractional shares), delivery of the Common Stock into which the Debentures are converted (and cash in lieu of any fractional shares) shall occur through the Conversion Agent no later than the fifth (5th) Business Date following the Conversion Date to holders timely surrendering Debentures.

                  (h)   Settlement amounts will be computed as follows:

                  (i) If the Company elects to satisfy the entire Conversion Obligation in Common Stock, it shall deliver to holders that have delivered the Conversion Notice giving rise to the Conversion Obligation a number of shares of Common Stock equal to (i) the aggregate principal amount of Debentures to be converted divided by 1,000, multiplied by (ii) the Conversion Rate. In addition, the Company shall pay cash for any fractional shares of Common Stock based on the Last Reported Sale Price of the Common Stock on the Trading Day immediately preceding the Conversion Date.

                  (ii) If the Company elects to satisfy the entire Conversion Obligation in cash, it shall deliver to holders that have delivered the Conversion Notice giving rise to the Conversion Obligation cash in an amount equal to the product of:

                        (A) a number equal to (i) the aggregate principal amount of Debentures to be converted divided by 1,000, multiplied by (ii) the Conversion Rate; and

                        (B) the average of the Last Reported Sale Prices of the
                    Common Stock for the five (5) consecutive Trading Days (x) immediately following the date of the Company's notice of its election to deliver cash, if the Company has not given a Redemption Notice or Final Maturity Notice, or (y) ending on the third (3rd) Trading Day prior to the Conversion Date, in the case of a conversion following a Redemption Notice or Final Maturity Notice specifying that the Company intends to deliver cash upon conversion (each a "CASH SETTLEMENT AVERAGING PERIOD").

                  (iii) If the Company elects to satisfy a fixed portion (other than 100%) of the Conversion Obligation in cash, it will deliver to holders the specified cash amount (the "CASH AMOUNT") and a number of shares of Common Stock equal to the greater of
               (i) zero and (ii) the excess, if any, of the number of shares of Common Stock calculated


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

               as if the Company elected to satisfy the entire Conversion Obligation in shares over the number of shares equal to the sum, for each day of the applicable Cash Settlement Averaging Period, of (x) 20% of the Cash Amount, divided by (y) the Last Reported Sale Price of the Common Stock. In addition, the Company shall pay cash for all fractional shares of Common Stock based on the Last Reported Sale Price of the Common Stock on the Trading Day immediately preceding the Conversion Date.

         In no event shall the amount of cash delivered upon conversion of Debentures exceed $1,000 per $1,000 principal amount of Debentures to be converted. Any such excess amount shall be paid by the Company in shares of Common Stock.

                  (i) The Company must determine whether or not it will satisfy all or a portion of the Conversion Obligation in cash at the time it issues a Redemption Notice or a Final Maturity Notice and such notices will state the amount of the Conversion Obligation to be settled in cash. If a Form of Conversion Notice is received from holders of Debentures after the date that a Redemption Notice or the Final Maturity Notice has been issued, such holders may not retract their Conversion Notice. Settlement (in cash and/or Common Stock) will occur no later than the fifth (5th) Business Date following the Conversion Date.

                  SECTION 15.03. Cash Payments in Lieu of Fractional Shares. No fractional shares of Common Stock or scrip certificates representing fractional shares shall be issued upon conversion of Debentures. If more than one Debenture shall be surrendered for conversion at one time by the same holder, the number of full shares that shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Debentures (or specified portions thereof to the extent permitted hereby) so surrendered. If any fractional share of stock would be issuable upon the conversion of any Debenture or Debentures, the Company shall make an adjustment and payment therefor in cash to the holder thereof at the Last Reported Sale Price of the Common Stock on the last Trading Day immediately preceding the day on which the Debentures (or the specified portions thereof) are deemed to have been converted.

                  SECTION 15.04. Conversion Rate. Each $1,000 principal amount of the Debentures shall be convertible into the number of shares of Common Stock specified in the form of Debenture (herein called the "CONVERSION RATE") set forth in Exhibit A hereto (initially 60.3136 shares), subject to adjustment as provided in this Article 15. References to Conversion Rate, applicable Conversion Rate, current Conversion Rate and Conversion Rate then in effect mean the Conversion Rate in effect on the relevant date.

                  SECTION 15.05. Adjustment of Conversion Rate. The Conversion Rate shall be adjusted from time to time by the Company as follows:

                  (a) If shares of Common Stock are issued as a dividend or distribution on shares of Common Stock, or if a share split or share combination is effected, the Conversion Rate will be adjusted based on the following formula:

                                [OBJECT OMITTED]
     where,

         CR0   =   the Conversion Rate in effect immediately prior to such event

         CR'   =   the Conversion Rate in effect immediately after such event

         OS0   =   the number of shares of Common Stock outstanding immediately prior to such event

         OS'   =   the number of shares of Common Stock outstanding immediately after such event

         An adjustment made pursuant to this subsection (a) shall become effective on the date immediately after (x) the date fixed for the determination of stockholders entitled to receive such dividend or other distribution or (y) the date on which such split or combination becomes effective, as applicable. If any dividend or distribution described in this subsection (a) is declared but not so paid or made, the Conversion Rate shall again be adjusted to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

                  (b) If any rights, warrants, options or other securities are issued to all or substantially all of the holders of shares of Common Stock entitling them for a period of not more than forty-five (45) days after the date of issuance thereof to subscribe for or purchase shares of Common Stock, or securities convertible into shares of Common Stock within 45 days after the date of issuance thereof, in either case at an exercise price per share or a conversion price per share less than the Last Reported Sale Price of the Common Stock on the Business Day immediately preceding the time of announcement of such issuance, the Conversion Rate will be adjusted based on the following formula:

                                [OBJECT OMITTED]

     where,

         CR0   =   the Conversion Rate in effect immediately prior to such event

         CR'   =   the Conversion Rate in effect immediately after such event

         OS0   =   the number of shares of Common Stock outstanding immediately prior to such event

         X     =   the total number of shares of Common Stock issuable
                   pursuant to such rights, warrants, options, other securities or convertible securities

         Y     =   the number of shares of Common Stock equal to the aggregate exercise price or conversion price payable to exercise or convert such rights, warrants, options, other securities or convertible securities divided by the average of the Last
                   Reported Sale Prices of the Common Stock for the ten (10) consecutive Trading Days prior to the Business Day immediately preceding the date of announcement of the issuance of such rights, warrants, options, other securities or convertible securities

         An adjustment made pursuant to this subsection (b) shall be made successively whenever such rights, warrants, options, other securities or convertible securities are issued, and shall become effective on the day following the date of announcement of such issuance. If, at the end of the period during which such rights, warrants, options, other securities or convertible securities are exercisable or convertible, not all rights, warrants, options, other securities or convertible securities have been exercised or converted, as the case may be, the adjusted Conversion Rate shall be immediately readjusted to what it would have been based upon the number of additional shares of Common Stock actually issued (or the number of shares of Common Stock actually issued upon conversion of convertible securities actually issued).

         For purposes of Section 15.01(b) and this Section 15.05(b), in determining whether such rights, warrants, options, other securities or convertible securities entitle the holder to subscribe for or purchase or exercise a conversion right for shares of Common Stock at less than the average Last Reported Sale Price of the Common Stock, and in determining the aggregate exercise or conversion price payable for such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights, warrants, options, other securities or convertible securities and any amount payable on exercise or conversion thereof, with the value of such consideration, if other than cash, to be determined by the Board of Directors.

                  (c) If shares of the Company's capital stock, evidences of the Company's indebtedness or other assets or property of the Company or its subsidiaries are distributed to all or substantially all of the holders of shares of Common Stock, excluding:

                  (i) dividends, distributions and rights, warrants, options, other securities or convertible securities referred to in clause
               (a) or (b) above;

                  (ii) dividends or distributions in cash referred to in clause (d) below; and

                  (iii)  spin-offs described below in this clause (c).

then the Conversion Rate will be adjusted based on the following formula:

                                [OBJECT OMITTED]

     where,

         CR0   =   the Conversion Rate in effect immediately prior to such
                   distribution

         CR'   =   the Conversion Rate in effect immediately after such
                    distribution

         SP0   =   the average of the Last Reported Sale Prices of the Common
                   Stock for the ten (10) consecutive Trading Days prior to the Business Day immediately preceding the record date for such distribution

         FMV   =   the fair market value (as determined by the Board of
                   Directors of the Company) of the shares of capital stock, evidences of indebtedness, assets or property distributed with respect to each outstanding share of Common Stock on the record date for such distribution

                  An adjustment made pursuant to the above paragraph shall be made successively whenever any such distribution is made and shall become effective on the day immediately after the dated fixed for the determination of shareholders entitled to receive such distribution.

                  With respect to an adjustment pursuant to this clause (c) where there has been a payment of a dividend or other distribution on the Common Stock of shares of capital stock of any class or series, or similar equity interest, of or relating to a subsidiary or other business unit of the Company, (referred to as a "spin-off"), the Conversion Rate in effect immediately before the close of business on the record date fixed for determination of stockholders entitled to receive the distribution will be increased based on the following formula:

                                [OBJECT OMITTED]

     where,

         CR0     =  the Conversion Rate in effect immediately prior to such distribution

         CR'     =  the Conversion Rate in effect immediately after such
                    distribution

         FMV0    =  the average of the Last Reported Sale Prices of the
                    capital stock or similar equity interest distributed to holders of shares of Common Stock applicable to one share of our Common Stock over the first ten (10) consecutive Trading Days after the effective date of the spin-off

         MP0     =  the average of the Last Reported Sale Prices of the Common
                    Stock over the first 10 consecutive Trading Days after the effective date of the spin-off

                  The adjustment to the Conversion Rate under the preceding paragraph will occur on the tenth (10th) Trading Day after the effective date of the spin-off.

                  If any such dividend or distribution described in this subsection (c) is declared but not paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

                  (d) If any cash dividend or distribution is paid or made during any of the Company's quarterly fiscal periods to all or substantially all of the holders of Common Stock, the Conversion Rate will be adjusted based on the following formula:

                                [OBJECT OMITTED]

     where,

         CR0   =   the Conversion Rate in effect immediately prior to the record date for such distribution

         CR'   =   the Conversion Rate in effect immediately after the record date for such distribution

         SP0   =   the average of the Last Reported Sale Prices of the Common
                   Stock for the ten (10) consecutive Trading Days prior to the Business Day immediately preceding the record date of such distribution

         C     =   the amount in cash per share the Company distributes to
                   holders of shares of Common Stock

                  An adjustment made pursuant to this subsection (d) shall become effective on the date immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution. If any dividend or distribution described in this subsection (d) is declared but not so paid or made, the Conversion Rate shall again be adjusted to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

                  (e) The Conversion Rate will be increased if the Company or any of its subsidiaries purchases shares of Common Stock pursuant to a tender offer or exchange offer which involves an aggregate consideration per share of Common Stock that exceeds the Last Reported Sale Price of the Common Stock on the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to the tender offer or exchange offer (the "EXPIRATION TIME"). The Conversion Rate will be increased based on the following formula:

                                [OBJECT OMITTED]

     where,

         CR0 = the Conversion Rate in effect on the date such tender offer or exchange offer expires

         CR' = the Conversion Rate in effect on the day next succeeding the date such tender offer or exchange offer expires

         AC  =   the aggregate value of all cash and other consideration (as determined by the Board of Directors) paid or payable for all shares of Common Stock that the Company or one of its subsidiaries purchases in the tender offer or exchange offer

         OS0 = the number of shares of Common Stock outstanding immediately prior to the date such tender offer or exchange offer expires

         OS' = the number of shares of Common Stock outstanding immediately after the date such tender offer or exchange offer expires

         SP' = the average of the Last Reported Sale Prices of the Common Stock for the ten (10) consecutive Trading Days commencing on the trading day next succeeding the date such tender offer or exchange offer expires

                  Any adjustment made pursuant to this subsection (e) shall become effective on the date immediately following the Expiration Time. If the Company is obligated to purchase shares of Common Stock pursuant to any such tender or exchange offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate that would be in effect if such tender or exchange offer had not been made.

                  (f) The reclassification of Common Stock into securities other than Common Stock (other than any reclassification upon an event to which Section 15.06 applies) shall be deemed to involve (a) a distribution of such securities other than Common Stock to all holders of

Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of shareholders entitled to receive such distribution" within the meaning of Section 15.05(c)), and (b) a subdivision, split or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such split or combination becomes effective" within the meaning of Section 15.05(a)).

                  (g) Notwithstanding the foregoing provisions of Section 15.05, no adjustment shall be made thereunder, nor shall an adjustment be made to the ability of a holder of a Debenture to convert, for any distribution described therein if the holder will otherwise participate in the distribution without conversion of such holder's Debentures.

                  (h) The Company may make such increases in the Conversion Rate, in addition to those required by clauses (a) through (f) of this Section 15.05, as the Board of Directors deems advisable to avoid or diminish any income tax to holders of shares of capital stock of the Company (or rights to acquire such capital stock) resulting from any dividend or distribution of such capital stock (or rights to acquire such capital stock) or from any event treated as such for income tax purposes.

                  To the extent permitted by applicable law, the Company from time to time may increase the Conversion Rate by any amount for any period of time if the period is at least twenty (20) days, the increase is irrevocable during the period and the Board of Directors shall have made a determination that such increase would be in the best interests of the Company, which determination shall be conclusive. Whenever the Conversion Rate is increased pursuant to the preceding sentence, the Company shall mail to holders of record of the Debentures a notice of the increase at least fifteen (15) days prior to the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period during which it will be in effect.

                  (i)    No adjustment to the Conversion Rate need be made:

                  (i) upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in shares of Common Stock under any plan;

                  (ii) upon the issuance of any shares of Common Stock or options or rights to purchase shares of Common Stock pursuant to any present or future employee, director or consultant incentive benefit plan or program of or assumed by the Company or any of its subsidiaries;

                  (iii) upon the issuance of any shares of Common Stock pursuant to any option, warrant, right, or exercisable, exchangeable or convertible security not described in (ii) above and outstanding as of the Original Issuance Date;

                  (iv) upon the repurchase by the Company of shares of Common Stock from its employee protection and deferred compensation trusts or members of its senior management upon their resignation or termination of employment;

                  (v)    for a change in the par value of the Common Stock; or

                  (vi)   for accrued and unpaid interest.

No adjustment to the Conversion Rate will be required pursuant to this Indenture in connection with any event, transaction or other occurrence unless the terms of this Indenture specifically require that such an adjustment be made in connection with such event, transaction or other occurrence.

                  (j)    All adjustments to the Conversion Rate under this
Article 15 shall be made by the Company and shall be calculated to the nearest one-ten thousandth (1/10,000) of a share.

                  (k) Whenever the Conversion Rate is adjusted as herein provided, the Company shall promptly file with the Trustee and any Conversion Agent other than the Trustee an Officers' Certificate setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Unless and until a Trust Officer of the Trustee shall have received such Officers' Certificate, the Trustee shall not be deemed to have knowledge of any adjustment of the Conversion Rate and may assume that the last Conversion Rate of which it has knowledge is still in effect. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Rate to the holder of each Debenture at its last address appearing on the Debenture Register provided for in Section 2.04, within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

                  (l) In any case in which this Section 15.05 provides that an adjustment shall become effective immediately after (1) a record date or Stock Record Date for an event, (2) the date fixed for the determination of stockholders entitled to receive a dividend or distribution pursuant to Section 15.05(a), (3) a date fixed for the determination of stockholders entitled to receive rights, warrants, options or other securities pursuant to Section 15.05(b) or (4) the Expiration Time for any tender or exchange offer pursuant to
Section 15.05(e), (each a "DETERMINATION DATE"), the Company may elect to defer until the occurrence of the applicable Adjustment Event (as hereinafter defined)
(x) issuing to the holder of any Debenture (or portion thereof) converted after such Determination Date and before the occurrence of such Adjustment Event, the additional shares of Common Stock or other securities issuable upon such conversion by reason of the adjustment required by such Adjustment Event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (y) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 15.03; provided that in the case of an adjustment made pursuant to Section 15.05(d) with respect to a distribution of shares of capital stock of, or similar equity interest in, a subsidiary or other business unit of the Company, the Company may defer the issuance of such additional shares and cash payment, if any, until the third (3rd) Business Day immediately following the last day of the twenty (20) consecutive Trading Day period commencing on the fifth (5th) Trading Day after the Ex-Dividend Date. For purposes of this Section 15.05(l), the term "ADJUSTMENT EVENT" shall mean:

                  (i) in any case referred to in clause (1) hereof, the occurrence of such event;

                  (ii) in any case referred to in clause (2) hereof, the date any such dividend or distribution is paid or made;

                  (iii) in any case referred to in clause (3) hereof, the date of expiration of such rights, warrants, options or other securities (or the conversion period of any convertible securities issued upon exercise thereof); and

                  (iv) in any case referred to in clause (4) hereof, the date a sale or exchange of Common Stock pursuant to such tender or exchange offer is consummated and becomes irrevocable.

                  (m) For purposes of this Section 15.05, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

                  SECTION 15.06. Effect of Reclassification, Consolidation, Merger or Sale. If any of the following events occur, namely (i) any reclassification or change of the outstanding shares of Common Stock (other than a subdivision or combination to which Section 15.05(a) applies), (ii) any consolidation, merger or combination of the Company with another Person as a result of which holders of Common Stock shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (iii) any sale or conveyance of all or substantially all of the properties and assets of the Company to any other Person as a result of which holders of Common Stock shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing Person, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) providing that each Debenture shall be convertible into the kind and amount of shares of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of a number of shares of Common Stock issuable upon conversion of such Debentures (assuming, for such purposes, a sufficient number of treasury shares and authorized and unissued shares of Common Stock are available to convert all such Debentures) immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance assuming such holder of Common Stock did not exercise his rights of election, if any, as to the kind or amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance (provided that, if the kind or amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised (a "NON-ELECTING share"), then for the purposes of this Section 15.06 the kind and amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 15.

                  The Company shall cause notice of the execution of such supplemental indenture to be mailed to each holder of Debentures, at its address appearing on the Debenture Register provided for in Section 2.04, within twenty
(20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

                  The above provisions of this Section shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.

                  If this Section 15.06 applies to any event or occurrence,
Section 15.05 shall not apply.

                  SECTION 15.07. Taxes on Shares Issued. The issue of stock certificates on conversions of Debentures shall be made without charge to the converting Debentureholder for any documentary, stamp or similar issue or transfer tax in respect of the issue thereof. The Company shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issue and delivery of such certificates in any name other than that of the holder of any Debenture converted, and the Company shall not be required to issue or deliver any such stock certificate unless and until the Person or Persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                  SECTION 15.08. Reservation of Shares, Shares to Be Fully Paid; Compliance with Governmental Requirements; Listing of Common Stock. The Company shall provide, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, sufficient shares of Common Stock to provide for the conversion of the Debentures from time to time as such Debentures are presented for conversion.

                  Before taking any action which would cause an adjustment increasing the Conversion Rate to an amount that would cause the Conversion Price to be reduced below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Debentures, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue such shares of Common Stock at such adjusted Conversion Rate.

                  The Company covenants that all shares of Common Stock which may be issued upon conversion of Debentures will upon issue be fully paid and nonassessable by the Company and free from all taxes, Liens and charges with respect to the issue thereof.

                  Subject to the terms of the Registration Rights Agreement, the Company covenants that, if any shares of Common Stock to be provided for the purpose of conversion of Debentures hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon conversion, the Company will in good faith and as expeditiously as possible, to the extent then permitted by the rules and interpretations of the Commission (or any successor thereto), endeavor to secure such registration or approval, as the case may be.

                  The Company further covenants that, if at any time the Common Stock shall be listed on the Nasdaq National Market or any national securities exchange or other automated quotation system, the Company will, if permitted by the rules of such market, exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such market, exchange or automated quotation system, all Common Stock issuable upon conversion of the Debentures; provided that if the rules of such market, exchange or automated quotation system permit the Company to defer the listing of such Common Stock until the first conversion of the Debentures into Common Stock in accordance with the provisions of this Indenture, the Company covenants to list such Common Stock issuable upon conversion of the Debentures in accordance with the requirements of such market, exchange or automated quotation system at such time.

                  SECTION 15.09. Responsibility of Trustee. The Trustee and any other Conversion Agent shall not at any time be under any duty or responsibility to any holder of Debentures to determine the Conversion Rate or whether any facts exist which may require any adjustment of the Conversion Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other Conversion Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Debenture; and the Trustee and any other Conversion Agent make no representations with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Debenture for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article 15. Without limiting the generality of the foregoing, neither the Trustee nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 15.06 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Debentureholders upon the conversion of their Debentures after any event referred to in such Section 15.06 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 7.02, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

                  SECTION 15.10. Notice to Holders Prior to Certain Actions.

         In case:

                  (a) the Company shall declare a dividend (or any other distribution) on its Common Stock that would require an adjustment in the Conversion Rate pursuant to Section 15.05; or

                  (b) the Company shall authorize the granting to the holders of all or substantially all of the shares of Common Stock of rights, warrants, options or other securities to subscribe for or purchase any share of any class of capital stock of the Company or any other rights, warrants, options or other securities of the Company; or

                  (c) of any reclassification or reorganization of the Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

the Company shall cause to be filed with the Trustee and to be mailed to each holder of Debentures at its address appearing on the Debenture Register provided for in Section 2.04, as promptly as possible but in any event at least ten (10) days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or grant, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or grant are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, grant, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

                  SECTION 15.11. Shareholder Rights Plan. Debentureholders will receive, upon conversion of their Debentures, in addition to shares of Common Stock, rights under the Company's existing stockholder rights agreement unless, prior to conversion, the rights have expired, terminated or been redeemed or unless the rights have separated from the Common Stock. If the rights provided for in the existing rights plan adopted by the Company have separated from the Common Stock in accordance with the provisions of the applicable stockholder rights agreement so that the Debentureholders would not be entitled to receive any rights in respect of Common Stock issuable upon conversion of the Debentures, the Conversion Rate will be adjusted at the time of separation as if the Company had distributed, to all holders of Common Stock, shares of capital stock, evidences of indebtedness or other assets or property pursuant to Section 15.05(c), subject to readjustment upon the subsequent expiration, termination or redemption of the rights. In lieu of any such adjustment, the Company may amend such applicable stockholder rights agreement to provide that upon conversion of the Debentures the holders will receive, in addition to shares of Common Stock issuable upon such conversion, the rights which would have attached to such shares of Common Stock if the rights had not become separated from the Common Stock under such applicable stockholder rights agreement. To the extent that the Company adopts any future stockholder rights agreement, upon conversion of the Debentures into shares of Common Stock, a Debentureholder shall receive, in addition to shares of Common Stock, the rights under the future stockholder rights agreement whether or not the rights have separated from shares of Common Stock at the time of conversion and no adjustment will be made in accordance with Section 15.05(c) or otherwise.

                                   ARTICLE 16
                            MISCELLANEOUS PROVISIONS
                            ------------------------

                  SECTION 16.01.  [Intentionally Omitted.]

                  SECTION 16.02. Provisions Binding on Company's Successors.
All the covenants, stipulations, promises and agreements by the Company contained in this Indenture shall bind its successors and assigns whether so expressed or not. All agreements of the Trustee in this Indenture shall bind its successors and assigns whether so expressed or not.

                  SECTION 16.03. Official Acts by Successor Corporation. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any Person that shall at the time be the lawful sole successor of the Company.

                  SECTION 16.04. Addresses for Notices, Etc. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Debentures on the Company or a Guarantor shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box or sent by telecopier transmission addressed as follows: GrafTech International Ltd., Brandywine West, 1521 Concord Pike, Suite 301, Wilmington, DE 19803, Attention: General Counsel and Chief Financial Officer, Facsimile: (302) 778-8238. Any notice, direction, request or demand hereunder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited, postage prepaid, by registered or certified mail in a post office letter box or sent by telecopier transmission addressed to the Corporate Trust Office of the Trustee, Facsimile: (617) 603-6668.

                  The Company, any Guarantor or the Trustee, by notice to the other and the Debentureholders, may designate additional or different addresses for subsequent notices or communications.

                  Any notice or communication mailed to a Debentureholder shall be mailed to him by first class mail, postage prepaid, at his address as it appears on the Debenture Register and shall be sufficiently given to him if so mailed within the time prescribed. Any notice so given will be deemed to have been given to such Debentureholder on the date of such mailing.

                  Failure to mail a notice or communication to a Debentureholder or any defect in it shall not affect its sufficiency with respect to other Debentureholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

                  SECTION 16.05. Governing Law. This Indenture, each Debenture Guarantee and each Debenture shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of the State of New York (including Section 5-1401 of the New York General Obligations Law or any successor to such statute).

                  SECTION 16.06. Evidence of Compliance with Conditions Precedent, Certificates to Trustee. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

                  Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include: (1) a statement that each Person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in such certificate or opinion is based; (3) a statement that, in the opinion of each such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of each such Person, such condition or covenant has been complied with.

                  SECTION 16.07. Legal Holidays. In any case in which the date of maturity of interest on or principal of the Debentures or the Redemption Date of any Debenture or any Repurchase Date with respect to any Debenture will not be a Business Day, then payment of such interest on or principal of the Debentures need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the Redemption Date or the Repurchase Date, as the case may be, and no interest shall accrue for the period from and after such date.

                  SECTION 16.08. Company Responsible for Making Calculations. Unless otherwise specified in this Indenture, the Company will be responsible for making all calculations called for under the Debentures. These calculations include, but are not limited to, determination of the Last Reported Sale Price of the Common Stock and the Market Price, the amount of accrued and unpaid interest payable on the Debentures and the Conversion Rate of the Debentures. The Company will make these calculations in good faith and, absent manifest error, these calculations will be final and binding on the Debentureholders. Promptly after the calculation thereof, the Company will provide to each of the Trustee and the Conversion Agent an Officers' Certificate setting forth a schedule of its calculations, and each of the Trustee and the Conversion Agent is entitled to conclusively rely upon the accuracy of such calculations without independent verification. The Trustee will forward the Company's calculations to any holder upon the request of such holder.

                  SECTION 16.09. Trust Indenture Act. This Indenture is hereby made subject to, and shall be governed by, the provisions of the Trust Indenture Act required to be part of and to govern indentures qualified under the Trust Indenture Act, which are incorporated by reference in and made a part of this Indenture; provided that this Section 16.09 shall not require this Indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to this Indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in an indenture qualified under the Trust Indenture Act, such required provision shall control. The following Trust Indenture Act terms have the following meanings: "Commission" means the Commission; "indenture securities" means the Debentures; "indenture security holder" means a Debentureholder; "indenture to be qualified" means this Indenture; "indenture trustee" means the Trustee; and "obligor" on the indenture securities means the Company and any other obligor on the indenture securities.

                  SECTION 16.10. No Security Interest Created. Except as provided in Section 7.06, nothing in this Indenture or in the Debentures, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction in which property of the Company or its subsidiaries is located.

                  SECTION 16.11. Benefits of Indenture. Nothing in this Indenture or in the Debentures, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any authenticating agent, any Debenture Registrar and their successors hereunder and the holders of Debentures any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  SECTION 16.12. Table of Contents, Headings, Etc. The table of contents, cross-reference sheet and the titles and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

                  SECTION 16.13. Authenticating Agent. The Trustee may appoint an authenticating agent that shall be authorized to act on its behalf, and subject to its direction, in the authentication and delivery of Debentures in connection with the original issuance thereof and transfers and exchanges of Debentures hereunder, including under Sections 2.03, 2.07, 2.08, 2.10, 3.03 and 3.09, as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Debentures. For all purposes of this Indenture, the authentication and delivery of Debentures by the authenticating agent shall be deemed to be authentication and delivery of such Debentures

"by the Trustee" and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Debentures for the Trustee's certificate of authentication. Such authenticating agent shall at all times be a Person eligible to serve as trustee hereunder pursuant to Section 7.09.

                  Any corporation into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation succeeding to the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor corporation is otherwise eligible under this Section 16.13, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor corporation.

                  Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee shall either promptly appoint a successor authenticating agent or itself assume the duties and obligations of the former authenticating agent under this Indenture and, upon such appointment of a successor authenticating agent, if made, shall give written notice of such appointment of a successor authenticating agent to the Company and shall mail notice of such appointment of a successor authenticating agent to all holders of Debentures as the names and addresses of such holders appear on the Debenture Register.

                  The Company agrees to pay to the authenticating agent from time to time such reasonable compensation for its services as shall be agreed upon in writing between the Company and the authenticating agent.

                  The provisions of Sections 7.02, 7.03, 7.04 and 8.03 and this
Section 16.13 shall be applicable to any authenticating agent.

                  SECTION 16.14. Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

                  SECTION 16.15. Severability. In case any provision in this Indenture or in the Debentures shall be invalid, illegal or unenforceable, then (to the extent permitted by law) the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  U.S. Bank National Association hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions herein above set forth.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed.

                                    GRAFTECH INTERNATIONAL LTD.


                                    By:  /s/ Karen G. Narowld
                                        ---------------------------------------
                                          Name: Karen G. Narowld
                                          Title:Vice President, General Counsel,
                                          Human Resources & Secretary


                                    GRAFTECH FINANCE INC.


                                    By: /s/ Karen G. Narowld
                                        ---------------------------------------
                                          Name: Karen G. Narowld
                                          Title:Vice President, General Counsel,
                                          Human Resources & Secretary


                                    GRAFTECH GLOBAL ENTERPRISES INC.


                                    By:  /s/ Karen G. Narowld
                                        ---------------------------------------
                                         Name: Karen G. Narowld
                                         Title:Vice President, General Counsel,
                                         Human Resources & Secretary


                                    UCAR CARBON COMPANY INC.


                                    By:  /s/ Karen G. Narowld
                                        ---------------------------------------
                                          Name: Karen G. Narowld
                                          Title:Vice President, General Counsel,
                                          Human Resources & Secretary


                                    UCAR INTERNATIONAL TRADING INC.


                                    By:  /s/ Karen G. Narowld
                                        ---------------------------------------
                                          Name: Karen G. Narowld
                                          Title:Vice President, General Counsel,
                                          Human Resources & Secretary


                                    UCAR CARBON TECHNOLOGY LLC


                                    By:  /s/ Karen G. Narowld
                                        ---------------------------------------
                                          Name: Karen G. Narowld
                                          Title:Vice President, General Counsel,
                                          Human Resources & Secretary

                                    U.S. BANK NATIONAL
                                    ASSOCIATION, as Trustee


                                    By:  /s/ John A. Brennan
                                        ---------------------------------------
                                          Name:  John A. Brennan
                                          Title: Trust Officer

                                                                  APPENDIX A

                        PROVISIONS RELATING TO DEBENTURES
                        ---------------------------------


         1.  Definitions

         1.1  Definitions

         Except as defined in this Appendix A, terms used in this Appendix A shall have the meanings indicated in the Indenture to which this Appendix A is attached. Unless otherwise indicated, references to Sections means Sections of this Appendix. For the purposes of this Appendix A, the following terms shall have the meanings indicated below:

                  "Definitive Debenture" means a certificated Debenture (bearing the Restricted Securities Legend if the transfer of such Debenture is restricted by applicable law) that does not include the Global Debentures Legend.

                  "Depositary" means The Depository Trust Company, its nominees and their respective successors.

                  "Global Debentures Legend" means the legend set forth under that caption in Exhibit A to this Indenture.

                  "Initial Purchasers" means J.P. Morgan Securities Inc., CIBC World Markets Corp., RBC Dain Rauscher Inc., Jefferies & Company, Inc. and ABN AMRO Rothschild LLC.

                  "Purchase Agreement" means the Purchase Agreement dated January 15, 2004, among the Company, the Guarantors and the Initial Purchasers.

                  "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

                  "Registration Rights Agreement" means the Resale Registration Rights Agreement dated January 24, 2004, among the Company, the Guarantors and the Initial Purchasers.

                  "Restricted Securities Legend" means the legend set forth in
Section 2.3(d)(i).

                  "Rule 144A" means Rule 144A as promulgated under the Securities Act.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Securities Custodian" means the custodian with respect to a Global Debenture (as appointed by the Depositary) or any successor Person thereto, who shall initially be the Trustee.

                  "Shelf Registration Statement" means a registration statement filed by the Company and the Guarantors in connection with an offer and sale of Initial Debentures pursuant to the Registration Rights Agreement.

                  "Transfer Restricted Debentures" means Definitive Debentures and any other Debentures that bear or are required to bear the Restricted Securities Legend.

         1.2  Other Definitions

                                                               Term:

"Agent Members".............................................Section 2.1(c)
"Global Debenture"..........................................Section 2.1(b)

         2.    The Debentures

         2.1  Form and Dating

                  (a) The Debentures will be (i) offered and sold by the Company pursuant to the Purchase Agreement and (ii) resold, initially only to QIBs in reliance on Rule 144A. The Debentures may thereafter be transferred to, among others, QIBs.

                  (b) Global Debentures. Debentures shall be issued initially in the form of one or more permanent global Debentures in definitive, fully registered form (collectively, the "Global Debenture"), without interest coupons and bearing the Global Debentures Legend and Restricted Securities Legend, which shall be deposited on behalf of the purchasers of the Debentures represented thereby with the Securities Custodian and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as provided in this Indenture. The aggregate principal amount of the Global Debentures may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee and on the schedules thereto as hereinafter provided.

                  (c) Book-Entry Provisions. This Section 2.1(c) shall apply only to a Global Debenture deposited with or on behalf of the Depositary.

                  The Company shall execute and the Trustee shall, in accordance with this Section 2.1(c) and Section 2.2 and pursuant to an order of the Company signed by two Officers, authenticate and deliver one or more Global Debentures that (i) shall be registered in the name of the Depositary for such Global Debenture or Global Debentures or the nominee of the Depositary and (ii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instructions or held by the Trustee as Securities Custodian.

                  Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Debenture held on their behalf by the Depositary or by the Trustee as Securities Custodian or under such Global Debenture, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Debenture for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary (or, if registered in the name thereof, its nominee) or impair, as between the Depositary and its Agent Members, the operation of customary practices of the Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Debenture.

                  (d) Definitive Debentures. Except as provided in Section 2.3 or 2.4, owners of beneficial interests in Global Debentures will not be entitled to receive physical delivery of certificated Debentures.

         2.2 Authentication. The Trustee shall authenticate and make available for delivery upon a written order of the Company signed by two Officers Debentures for original issue on the date hereof in an aggregate principal amount of $225,000,000.

         2.3 Transfer and Exchange. (a) Transfer and Exchange of Definitive Debentures. When Definitive Debentures are presented to the Debenture Registrar with a request:

                  (i)  to register the transfer of such Definitive Debentures;
          or

                  (ii) to exchange such Definitive Debentures for an equal principal amount of Definitive Debentures of other authorized denominations,

the Debenture Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Debentures surrendered for transfer or exchange:

                  (1) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Debenture Registrar, duly executed by the holder thereof or its attorney duly authorized in writing; and

                  (2) in the case of Transfer Restricted Debentures, are accompanied by the following additional information and documents, as applicable:

                           (A) if such Definitive Debentures are being delivered
                  to the Debenture Registrar by a holder for registration in the name of such holder, without transfer, a certification from such holder to that effect (in the form set forth on the reverse side of the Debenture); or

                           (B) if such Definitive Debentures are being
                  transferred to the Company, a certification to that effect (in the form set forth on the reverse side of the Debenture); or

                           (C) if such Definitive Debentures are being
                  transferred pursuant to an exemption from registration in accordance with Rule 144 under the

                  Securities Act or in reliance upon another exemption from the registration requirements of the Securities Act, (x) a certification to that effect (in the form set forth on the reverse side of the Debenture) and (y) if the Company so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth in Section 2.3(d)(i).

                  (b) Restrictions on Transfer of a Definitive Debenture for a Beneficial Interest in a Global Debenture. A Definitive Debenture may not be exchanged for a beneficial interest in a Global Debenture except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Debenture, duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Debenture Registrar, together with:

                  (i) certification (in the form set forth on the reverse side of the Initial Debenture) that such Definitive Debenture is being transferred to a QIB in accordance with Rule 144A; and

                  (ii) written instructions directing the Trustee to make, or to direct the Securities Custodian to make, an adjustment on its books and records with respect to such Global Debenture to reflect an increase in the aggregate principal amount of the Debentures represented by the Global Debenture, such instructions to contain information regarding the Depositary account to be credited with such increase, then the Trustee shall cancel such Definitive Debenture and cause, or direct the Securities Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Securities Custodian, the aggregate principal amount of Debentures represented by the Global Debenture to be increased by the aggregate principal amount of the Definitive Debenture to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Debenture equal to the principal amount of the Definitive Debenture so canceled. If no Global Debentures are then outstanding and the Global Debenture has not been previously exchanged for Definitive Debentures pursuant to
         Section 2.4, the Company shall issue and the Trustee shall authenticate, upon written order of the Company in the form of an Officers' Certificate, a new Global Debenture in the appropriate principal amount.

                  (c) Transfer and Exchange of Global Debentures. (i) The transfer and exchange of Global Debentures or beneficial interests therein shall be effected through the Depositary, in accordance with this Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor. A transferor of a beneficial interest in a Global Debenture shall deliver a written order given in accordance with the Depositary's procedures containing information regarding the participant account of the Depositary to be credited with a beneficial interest in such Global Debenture or another Global Debenture and such account shall be credited in accordance with such order with a beneficial interest in the applicable Global Debenture and the account of the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Debenture being transferred.

                  (ii) If the proposed transfer is a transfer of a beneficial interest in one Global Debenture to a beneficial interest in another Global Debenture, the Debenture Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Debenture to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Debenture Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of Global Debenture from which such interest is being transferred.

                  (iii) Notwithstanding any other provisions of this Appendix (other than the provisions set forth in Section 2.4), a Global Debenture may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

                  (iv) In the event that a Global Debenture is exchanged for Definitive Debentures pursuant to Section 2.4 prior to the effectiveness of a Shelf Registration Statement with respect to such Definitive Debentures, such Definitive Debentures may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.3 (including the certification requirements set forth on the reverse of the Initial Debentures intended to ensure that such transfers comply with Rule 144A or such other applicable exemption from registration under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company.

                  (d)  Legend.

                  (i) Except as permitted by the following paragraphs (ii) and
         (iii), each Debenture certificate evidencing the Global Debentures and the Definitive Debentures (and all Debentures issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form (each defined term in the legend being defined as such for purposes of the legend only):

         "THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS DEBENTURE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

         THE HOLDER OF THIS DEBENTURE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH DEBENTURE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS DEBENTURE (OR ANY PREDECESSOR OF SUCH DEBENTURE), ONLY (A) TO THE COMPANY (OR ITS SUBSIDIARIES), (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE DEBENTURES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE."

Each Definitive Debenture shall bear the following additional legend:

         "IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

                  (ii) Upon any sale or transfer of a Transfer Restricted Debenture that is a Definitive Debenture, the Debenture Registrar shall permit the holder thereof to exchange such Transfer Restricted Debenture for a Definitive Debenture that does not bear the legends set forth above and rescind any restriction on the transfer of such Transfer Restricted Debenture if the holder certifies in writing to the Debenture Registrar that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Initial Debenture).

                  (iii) After a transfer of any Debentures during the period of the effectiveness of a Shelf Registration Statement with respect to such Debentures, all requirements pertaining to the Restricted Securities Legend on such Debentures shall cease to apply and the requirements that any such Debentures be issued in global form shall continue to apply.

                  (e) Cancelation or Adjustment of Global Debenture. At such time as all beneficial interests in a Global Debenture have either been exchanged for Definitive Debentures, transferred, redeemed, repurchased or canceled, such Global Debenture shall be returned by the Depositary to the Trustee or retained by the Trustee. At any time prior to such cancelation, if any beneficial interest in a Global Debenture is exchanged for Definitive Debentures, transferred in exchange for an interest in another Global Debenture, redeemed, repurchased or canceled, the principal amount of Debentures represented by such Global Debenture shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Securities Custodian for such Global Debenture) with respect to such Global Debenture, by the Trustee or the Securities Custodian, to reflect such reduction.

                  (f) Obligations with Respect to Transfers and Exchanges of Debentures.

                  (i) To permit registrations of transfers and exchanges, the Company shall execute, and the Trustee shall authenticate, Definitive Debentures and Global Debentures at the Debenture Registrar's request.

                  (ii) No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchanges pursuant to Sections 2.07, 3.04, and
10.04 of this Indenture).

                  (iii) Prior to the due presentation for registration of transfer of any Debenture, the Company, the Trustee, the Paying Agent or the Debenture Registrar may deem and treat the Person in whose name a Debenture is registered as the absolute owner of such Debenture for the purpose of receiving payment of principal of and interest on such Debenture and for all other purposes whatsoever, whether or not such Debenture is overdue, and none of the Company, the Trustee, the Paying Agent or the Debenture Registrar shall be affected by notice to the contrary.

                  (iv) All Debentures issued upon any transfer or exchange pursuant to the terms of this Indenture shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Debentures surrendered upon such transfer or exchange.

                  (g)  No Obligation of the Trustee.

                  (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Debenture, a member of, or a participant in, the Depositary or any other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Debentures or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under or with respect to the Debentures. All notices and communications to be given to the holders and all payments to be made to holders under the Debentures shall be given or made only to the registered holders (which shall be the Depositary or its nominee in the case of a Global Debenture). The rights of beneficial owners in any Global Debenture shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.

                  (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Debenture (including any transfers between or among Depositary participants, members or beneficial owners in any Global Debenture) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

         2.4  Definitive Debentures

                  (a) A Global Debenture deposited with the Depositary or with the Trustee as Securities Custodian pursuant to Section 2.1 shall be transferred to the beneficial owners thereof in the form of Definitive Debentures in an aggregate principal amount equal to the principal amount of such Global Debenture, in exchange for such Global Debenture, only if such transfer complies with Section 2.3 and (i) the Depositary notifies the Company that it is unwilling or unable to continue as a depositary for such Global Debenture or if at any time the Depositary ceases to be a "clearing agency" registered under the Exchange Act, and a successor depositary is not appointed by the Company within 90 days of such notice or after the Company becomes aware of such cessation, or
(ii) an Event of Default has occurred and is continuing or (iii) the Company, in its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of Definitive Debentures under this Indenture.

                  (b) Any Global Debenture that is transferable to the beneficial owners thereof pursuant to this Section 2.4 shall be surrendered by the Depositary to the Trustee, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Debenture, an equal aggregate principal amount of Definitive Debentures of authorized denominations. Any portion of a Global Debenture transferred pursuant to this Section shall be executed, authenticated and delivered only in denominations of $1,000 principal amount and any integral multiple thereof and registered in such names as the Depositary shall direct. Any certificated Initial Debenture in the form of a Definitive Debenture delivered in exchange for an interest in the Global Debenture shall, except as otherwise provided by Section 2.3(d), bear the Restricted Securities Legend.

                  (c) Subject to the provisions of Section 2.4(b), the registered holder of a Global Debenture may grant proxies and otherwise authorize any Person, including

Agent Members and Persons that may hold interests through Agent Members, to take any action which a holder is entitled to take under this Indenture or the Debentures.

                  (d) In the event of the occurrence of any of the events specified in Section 2.4(a)(i), (ii) or (iii), the Company will promptly make available to the Trustee a reasonable supply of Definitive Debentures in fully registered form without interest coupons.

                                                                 EXHIBIT A





                           [FORM OF FACE OF DEBENTURE]



                           [Global Debentures Legend]


                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.



                         [Restricted Securities Legend]


                  THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS DEBENTURE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

                  THE HOLDER OF THIS DEBENTURE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH DEBENTURE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO

YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS DEBENTURE (OR ANY PREDECESSOR OF SUCH DEBENTURE), ONLY (A) TO THE COMPANY (OR ITS SUBSIDIARIES), (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE DEBENTURES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

Each Definitive Debenture shall bear the following additional legend:

                  IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                           GRAFTECH INTERNATIONAL LTD.

                        1?% CONVERTIBLE SENIOR DEBENTURE

                                                              CUSIP:

No.                                                           $

                  GrafTech International Ltd., a corporation duly organized and validly existing under the laws of the State of Delaware (herein called the "COMPANY", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to CEDE & CO. or its registered assigns [the principal sum of [ ] dollars [the principal sum set forth on Schedule I hereto]1 on January 15, 2024 at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on January 15 and July 15 of each year, commencing July 15, 2004, on said principal sum at said office or agency, in like coin or currency, at the rate per annum of 1?%, from the January 15 or July 15, as the case may be, next preceding the date of this Debenture to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Debenture, or unless no interest has been paid or duly provided for on this Debenture, in which case from January 22, 2004 until payment of said principal sum has been made or duly provided for. Except as otherwise provided in the Indenture, the interest payable on the Debenture pursuant to the Indenture on any January 15 or July 15 will be paid to the Person entitled thereto as it appears in the Debenture Register at the close of business on the Regular Record Date, which shall be the January 1 or July 1 (whether or not a Business Day) next preceding such January 15 or July 15, as provided in the Indenture; provided that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture.

                  The Company promises to pay interest at the rate of 1?% per annum, compounded semiannually. The Company shall pay interest on overdue principal at the rate borne by the Debentures plus 1% per annum, and it shall pay interest on overdue installments of interest at such higher rate to the extent lawful.

                  Interest on the Debentures shall be computed on the basis of a 360 day year of twelve 30-day months.

                  Reference is made to the further provisions of this Debenture set forth on the reverse hereof, including, without limitation, provisions giving the holder of this Debenture the right to convert this Debenture into Common Stock of the Company on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Under the circumstances described in the Indenture, the Company may fulfill all or part of its conversion obligation by delivering cash in lieu of shares of Common Stock or a combination of cash and shares of Common Stock.

-------------------------------
1    For Global Debentures only

                  This Debenture shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of the State of New York (including
Section 5-1401 of the New York General Obligations Law or any successor to such statute).

                  The Company has caused CUSIP numbers to be printed on the Debentures and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to holders. No representation is made as to the accuracy of such numbers either as printed on the Debentures or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

                  Subject to certain limitations imposed by the Trust Indenture Act and the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Debentures and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

                  This Debenture shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

                  If and to the extent that any provision of this Debenture limits, qualifies or conflicts with a provision of the Indenture, such Indenture provision shall control.

                  Additional provisions of this Security are set forth on the other side of this Security.

                  IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.


                                      GRAFTECH INTERNATIONAL LTD.


                                      by:
                                          -------------------------------------
                                              Name:
                                              Title:


                                      by:
                                          -------------------------------------
                                              Name:
                                              Title:


Dated:

         TRUSTEE'S CERTIFICATE OF
           AUTHENTICATION

U.S. BANK NATIONAL ASSOCIATION

         as Trustee, certifies
         that this is one of the
         Securities referred to
         in the Indenture.

By:
    ----------------------------------
          Authorized Signatory

                         [FORM OF REVERSE OF DEBENTURE]

                           GRAFTECH INTERNATIONAL LTD.

                        1 5/8% CONVERTIBLE SENIOR DEBENTURE

                  This Debenture is one of a duly authorized issue of Debentures of the Company, designated as its 1?% Convertible Senior Debentures (herein called the "DEBENTURES" or the "SECURITIES"), limited in aggregate principal amount to $225,000,000, issued and to be issued under and pursuant to an Indenture dated as of January 22, 2004 (herein called the "INDENTURE"), among the Company, GrafTech Finance Inc., GrafTech Global Enterprises Inc., UCAR Carbon Company Inc., UCAR International Trading Inc. and UCAR Carbon Technology LLC (herein called the "Guarantors", which term includes any successor corporation under the Indenture) and U.S. Bank National Association, as trustee (herein called the "TRUSTEE"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantors and the holders of the Debentures.

                  The terms of the Debentures include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) as in effect on the date of the Indenture (the "Trust Indenture Act"). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Debentures are subject to all such terms, and Debentureholders are referred to the Indenture and the Trust Indenture Act for a statement of those terms. The Debentures are general obligations of the Company. In the event of a conflict between the terms of the Indenture or the Registration Rights Agreement and the terms of the Debentures, the terms of the Indenture or the Registration Rights Agreement and not the Debentures shall govern.

                  Initially, the Trustee will act as Paying Agent and Debenture Registrar. The Company may appoint and change any Paying Agent or Debenture Registrar without notice. The Company or any of its domestically incorporated Wholly Owned Subsidiaries may act as Paying Agent or Debenture Registrar.

                  The payment by the Company of the principal of, and premium and interest on, the Debentures is fully and unconditionally guaranteed on a joint and several senior unsecured basis by each of the Guarantors.

                  Under the Indenture, Events of Default include (i) default for 30 days in payment of interest on the Debentures; (ii) default in payment of principal on the Debentures when the same becomes due at Stated Maturity, upon declaration of acceleration or otherwise, or failure by the Company to purchase or redeem Debentures when required; (iii) failure by the Company to deliver shares, cash or other property on conversion of the Debentures in accordance with the Indenture; (iv) failure by the Company or any Guarantor to comply with other agreements in the Indenture or the Debentures, in certain cases subject to notice and lapse of time; (iv) certain accelerations (including failure to pay within any grace period after final maturity) of other Indebtedness of the Company or any Guarantor if the amount accelerated (or so unpaid) exceeds $10.0 million; (v) certain events of bankruptcy or insolvency with respect to the Company, any

Guarantor or any Significant Subsidiary; (vi) certain judgments or decrees for the payment of money in excess of $10.0 million, and (vii) certain defaults with respect to Guarantees. In case an Event of Default shall have occurred and be continuing, the principal of and accrued and unpaid interest (including Liquidated Damages, if any) on all Debentures may be declared by either the Trustee or the holders of not less than 25% in aggregate principal amount of the Debentures then outstanding, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture. Certain events of bankruptcy or insolvency are Events of Default which will result in the Debentures being due and payable immediately upon the occurrence of such Events of Default.

                  Debentureholders may not enforce the Indenture or the Debentures except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Debentures unless it receives indemnity or security reasonably satisfactory to it. Subject to certain limitations, holders of a majority in principal amount of the Debentures may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Debentureholders notice of any continuing Default (except a Default in payment of principal or interest on any Debenture) if it determines that withholding notice is in the interest of the holders.

                  A director, officer, employee or stockholder, as such, of the Company, any Guarantor or the Trustee shall not have any liability for any obligations of the Company or any Guarantor under the Debentures or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Debenture, each Debentureholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Debentures.

                  The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of at least a majority in aggregate principal amount of the Debentures at the time outstanding, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Debentures; provided that without the consent of each Debentureholder affected thereby no such supplemental indenture shall (i) extend the Stated Maturity of any Debenture, or reduce the rate or extend the stated time for payment of interest on any Debenture, or reduce the principal amount of any Debenture or reduce any amount payable upon redemption or repurchase of any Debenture, or change the time at which any Debenture may be redeemed or repurchased, or impair the right of any Debentureholder to receive payment of principal of and interest on such holder's Debentures on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such holder's Debentures, or make the principal of or interest on any Debenture payable in any coin or currency other than that provided in the Debentures, or affect the obligation of the Company to redeem any Debenture on a Redemption Date in a manner adverse to such Debentureholder, or affect the obligation of the Company to repurchase any Debenture upon a Fundamental Change in a manner adverse to such Debentureholder, or affect the obligation of the Company to repurchase any Debenture on a Company Repurchase Date in a manner adverse to such Debentureholder, or impair the right to convert the Debentures into shares of Common Stock subject to the terms set forth in the Indenture, including Section
15.06 thereof, or reduce the number of shares of Common Stock or other property receivable upon conversion, or modify any of the provisions of Article 10 or
Section 6.07 thereof, except to
increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Debenture so affected, or change any obligation of the Company to maintain an office or agency in the places and for the purposes set forth in Section 4.02 thereof, or reduce the quorum or voting requirements set forth in Article 9 or modify the Debenture Guarantee in a manner adverse to the holders or (ii) reduce the aforesaid percentage of Debentures, the holders of which are required to consent to any such supplemental indenture. Subject to the provisions of the Indenture, the holders of a majority in aggregate principal amount of the Debentures at the time outstanding may on behalf of the holders of all of the Debentures waive any past default or Event of Default under the Indenture and its consequences except (A) a default in the payment of interest on, or the principal of, the Debentures, (B) a failure by the Company to convert any Debentures into Common Stock, (C) a default in the payment of the Redemption Price pursuant to Article 3 of the Indenture, (D) a default in the payment of the Company Repurchase Price or Fundamental Change Repurchase Price pursuant to
Article 3 of the Indenture or (E) a default in respect of a covenant or provision of the Indenture which under Article 10 of the Indenture cannot be modified or amended without the consent of the holders of each or all Debentures then outstanding or affected thereby. Any such consent or waiver by the holder of this Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Debenture and any Debentures which may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Debenture or such other Debentures.

                  To guarantee the due and punctual payment of the principal of and interest (including Liquidated Damages, if any) on the Debentures and all other amounts payable by the Company under the Indenture and the Debentures when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Debentures and the Indenture, each of the Guarantors has unconditionally guaranteed the Guaranteed Obligations (the "DEBENTURE GUARANTEE") on a senior unsecured basis pursuant to the terms of the Indenture.

                  No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligations of the Company or the Guarantors, which are absolute and unconditional, to pay the principal of and interest (including Liquidated Damages, if any) on this Debenture at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

                  Holders must surrender Debentures to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Debentures represented by a Global Debenture (including principal and interest (including Liquidated Damages, if any)) will be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company will make all payments in respect of a Definitive Debenture (including principal and interest (including Liquidated Damages, if any)) by mailing a check to the registered address of each holder thereof; provided, that payments on a certificated Debenture will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion). The Company may also pay interest (including Liquidated Damages, if any) by check mailed to the address of a holder as it appears in the Debenture Register, provided, that holders with an aggregate principal amount of Debentures in excess of $2 million, may be paid, at their written election, by wire transfer in immediately available funds. However, payments to the Depositary will be made by wire transfer of immediately available funds to the account of Depositary or its nominee.

                  The Debentures are issuable in fully registered form, without coupons, in denominations of $1,000 principal amount and any multiple of $1,000. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration or exchange of Debentures, Debentures may be exchanged for a like aggregate principal amount of Debentures of any other authorized denominations. The Debenture Registrar may require a holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

                  The Company promises to pay interest on the principal amount of this Debenture at the rate per annum shown above; provided, that if a Registration Default (as defined below) occurs, Liquidated Damages will accrue on this Debenture as set forth in the next succeeding paragraph. The Company will pay interest semiannually in arrears on January 15 and July 15 of each year, commencing July 15, 2004. Interest on the Debentures will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from January 22, 2004. The Company will pay interest on the Debentures (except defaulted interest) to the Persons who are registered holders of Debentures at the close of business on the January 1 or July 1 next preceding the interest payment date even if Debentures are canceled after the record date and on or before the interest payment date.

                  The holder of this Debenture is entitled to the benefits of a Resale Registration Rights Agreement, dated as of January 22, 2004, among the Company, the Guarantors and the Initial Purchasers named therein (the "REGISTRATION RIGHTS AGREEMENT"). Capitalized terms used in this paragraph but not defined herein have the meanings assigned to them in the Registration Rights Agreement. If (i) the Shelf Registration Statement is not filed with the SEC on or prior to 90 days after the date of the Registration Rights Agreement, (ii) the Shelf Registration Statement is not declared effective within 180 days after the date of the Registration Rights Agreement, (iii) the Company or the Guarantors do not name a holder as a selling stockholder in the prospectus or file a post-effective amendment within the applicable time periods as required by the Registration Rights Agreement, (iv) any post-effective amendment required to be filed pursuant to the Registration Rights Agreement has not been declared effective prior to the 60th day following the date such post-effective amendment is required to be filed and (v) the Shelf Registration Statement is filed and declared effective within 180 days after the date of the Registration Rights Agreement but shall thereafter cease to be effective or usable (at any time that the Company and the Guarantors are obligated to maintain the effectiveness thereof) without being succeeded by an additional Registration Statement filed and declared effective or the filing of a supplement or amendment to the Shelf Registration Statement that reinstates the effectiveness thereof, in each case, within the applicable time periods as set forth in the Registration Agreement (each such event referred to in clauses (i) through (v), a "REGISTRATION DEFAULT"), the Company and the Guarantors shall be jointly and severally obligated to pay Liquidated Damages to each holder of Transfer Restricted Debentures, during the period of such Registration Default, in an amount equal to 0.25% of the principal amount of such Debentures to and including the 90th day following such Registration, and 0.50% of the principal amount of such Debentures from and after the 91st day following such Registration Default until the Registration Default is cured or the Shelf Registration Statement is no longer required to be kept effective. Notwithstanding the foregoing provisions, the Company and the Guarantors may issue a notice that the Shelf Registration Statement is unusable pending a material announcement and may issue any notice suspending use of the Shelf Registration Statement required under applicable securities laws to be issued and, in the event that the aggregate number of days in any consecutive twelve-month period for which all such notices are issued and effective exceeds 120 days in the aggregate, then the Company and the Guarantors shall be jointly and severally obligated to pay Liquidated Damages to each holder of Transfer Restricted Debentures in an amount equal to 0.25% of the principal amount of such Debentures to and including the 90th day following such Registration Default, and 0.50% of the principal amount of such Debentures from and after the 91st day following such Registration Default. In no event will Liquidated Damages exceed 0.50% per year. If a holder converts some or all of its Debentures into Common Stock when there exists a Registration Default with respect to the Common Stock or if a Registration Default occurs with respect to the Common Stock after a holder has converted Debentures into Common Stock, the holder will be entitled to receive Liquidated Damages on such Common Stock in an amount equal to 0.25% of the then-applicable Conversion Price to and including the 90th day following such Registration Default, and 0.50% of the then-applicable Conversion Price from and after the 91st day following such Registration Default, in each case for the period after such conversion. In no event will Liquidated Damages exceed 0.50% per year. In addition, such holder will receive, on the Settlement Date for any Debentures submitted for conversion during a Registration Default, accrued and unpaid Liquidated Damages to the Conversion Date relating to such Settlement Date. Upon the Company and the Guarantor declaring that the Shelf Registration Statement is usable after the period of time described in the preceding sentence, accrual of Liquidated Damages shall cease; provided, however, that if after any such cessation of the accrual of Liquidated Damages, the Shelf Registration Statement again ceases to be usable beyond the period permitted above, Liquidated Damages shall again accrue pursuant to the foregoing provisions. Except as provided above, all accrued Liquidated Damages shall be paid to holders in the same manner as interest payments on the Debentures on semi-annual payment dates which correspond to interest payment dates for the Debentures. Following the cure of all Registration Defaults, the accrual of Liquidated Damages shall cease. The Trustee shall have no responsibility with respect to the determination of the amount of any such Liquidated Damages.

                  The Debentures may be redeemed at the option of the Company, in whole or in part on any date, at any time prior to January 15, 2011 (a "Provisional Redemption"), at a Redemption Price, payable in cash, equal to 100% of the principal amount of the Debentures to be redeemed plus accrued and unpaid interest (including Liquidated Damages, if any), if any, to (but excluding) the date of redemption (the "Provisional Redemption Date") if (i) the Last Reported Sales Price of the Common Stock has exceeded 125% of the Conversion Price then in effect for at least 20 Trading Days in any consecutive 30-Trading Day period ending on the

Trading Day prior to the date of mailing of the notice of redemption, which notice must be given not less than 20 nor more than 60 days before the Provisional Redemption Date (the "Notice Date") and (ii) either (a) a registration statement covering resales of Debentures and the Common Stock issuable upon conversion thereof is effective and available for use and is expected to remain effective for the 30 days following the Provisional Redemption Date or (b) the Debentures and the Common Stock issuable upon conversion thereof are no longer Transfer Restricted Securities (as defined in the Registration Rights Agreement); provided that if the Provisional Redemption Date is on January 15 or July 15, then the interest payable on such date shall be paid to the holder of record on the preceding January 1 or July 1, respectively.

                  Upon any such Provisional Redemption, the Company shall make an additional payment (the "Make Whole Payment") with respect to the Debentures called for redemption to holders of Debentures to be redeemed in an amount equal to the present value of all remaining scheduled payments of interest on the Debentures to be redeemed through and including January 15, 2011. The present value of the remaining scheduled payments will be computed using a discount rate equal to the Treasury Yield. The Company shall calculate the amount of the Make Whole Payment and make such Make Whole Payment on all Debentures called for Provisional Redemption, including those Debentures converted into Common Stock between the Notice Date and the Provisional Redemption Date.

                  The Company may elect to make the Make Whole Payment or any portion thereof (i) in cash or (ii) subject to fulfillment by the Company of the conditions set forth in Section 3.08(e) of the Indenture, by delivering the number of shares of Common Stock equal to (x) the Make Whole Payment (or any portion thereof that the Company elects to pay in shares of Common Stock ) divided by 97.5% of the Market Price.

                  Except as provided above, the Debentures are not redeemable prior to January 15, 2011. At any time on or after January 15, 2011 and prior to Stated Maturity, the Debentures may be redeemed at the option of the Company, in whole or in part, in cash, upon mailing a notice of such redemption not less than twenty (20) days but not more than sixty (60) days before the Redemption Date to the holders of Debentures at their last registered addresses, all as provided in the Indenture, at a Redemption Price equal to 100% of the principal amount of Debentures to be redeemed plus accrued and unpaid interest (including Liquidated Damages, if any), if any, to, but excluding, the Redemption Date; provided that if the Redemption Date is on January 15 or July 15, then the interest payable on such date shall be paid to the holder of record on the preceding January 1 or July 1, respectively.

                  The Debentures will be redeemable in multiples of $1,000 principal amount.

                  The Company may not give notice of any redemption of the Debentures if a default in the payment of interest (including Liquidated Damages, if any) on the Debentures has occurred and is continuing.

                  The Debentures are not subject to redemption through the operation of any sinking fund.

                  Subject to the terms and conditions of the Indenture, the Company shall become obligated to repurchase, at the option of the holder, all or any portion of the Debentures held by such holder if a Fundamental Change occurs at any time prior to maturity of the Debentures, on a Fundamental Change Repurchase Date specified by the Company (which shall be no later than thirty-five (35) Business Days after the occurrence of such Fundamental Change), at a Fundamental Change Repurchase Price equal to 100% of the principal amount thereof, plus accrued and unpaid interest (including Liquidated Damages, if any) to (but excluding) the Fundamental Change Repurchase Date; provided that if such Fundamental Change Repurchase Date falls after a record date and on or prior to the corresponding Interest Payment Date, the interest payable on such Interest Payment Date shall be paid to the holder of record of this Debenture on the applicable record date instead of the holders surrendering such Debentures for repurchase on such date. The Company shall mail to all holders of record of such Debentures a notice of the occurrence of a Fundamental Change and of the repurchase right arising as a result thereof on or before the twenty-fifth
(25th) Business Day prior to each Fundamental Change Repurchase Date. To exercise such right, a holder shall deliver to the to the Trustee (or other Paying Agent appointed by the Company) such Debentures with the form entitled "FORM OF FUNDAMENTAL CHANGE REPURCHASE ELECTION" on the reverse thereof duly completed, together with the Debentures, duly endorsed for transfer, at any time from the opening of business on the date that is twenty-five (25) Business Days prior to such Fundamental Change Repurchase Date until the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date, as set forth in the Indenture.

                  Subject to the terms and conditions of the Indenture, the Company shall become obligated to repurchase, at the option of the holder, all or any portion of the Debentures held by such holder on January 15, 2011, January 15, 2014 and January 15, 2019 in integral multiples of $1,000 at a Company Repurchase Price of 100% of the principal amount thereof, plus any accrued and unpaid interest (including Liquidated Damages, if any), if any, on such Debentures to but excluding the Company Repurchase Date. To exercise such right, a holder shall deliver to the Trustee (or other Paying Agent appointed by the Company) such Debenture with the form entitled "FORM OF COMPANY REPURCHASE ELECTION" on the reverse thereof duly completed, together with the Debenture, duly endorsed for transfer, at any time from the opening of business on the date that is twenty-five (25) Business Days prior to such Company Repurchase Date until the close of business on the Business Day immediately preceding the Company Repurchase Date, as set forth in the Indenture.

                  The Company Repurchase Price to be paid on any Company Repurchase Date and the Fundamental Change Repurchase Price to be paid on any Fundamental Change Repurchase Date may be paid, at the option of the Company, in cash or by the issuance and delivery of shares of Common Stock, or in any combination thereof, subject to the terms and conditions of the Indenture.

                  Debentureholders have the right to withdraw any Repurchase Election by delivering to the Trustee (or other Paying Agent appointed by the Company) a written notice of withdrawal up to the close of business on the Business Day immediately preceding the Repurchase Date, all as provided in the Indenture.

                  If cash or securities sufficient to pay the Repurchase Price or Redemption Price with respect to all Debentures or portions thereof to be repurchased or redeemed as of any Repurchase Date or Redemption Date are deposited with the Trustee (or other Paying Agent appointed by the Company), then on and after such Repurchase Date or Redemption Date, interest will cease to accrue on such Debentures (or portions thereof), and the holders thereof shall have no other rights as such other than the right to receive the Repurchase Price or Redemption Price upon surrender of such Debentures.

                  Subject to the occurrence of certain events and in compliance with the provisions of the Indenture, prior to Stated Maturity, the holder hereof has the right, at its option, to convert each $1,000 principal amount of the Debentures into 60.3136 shares (the "CONVERSION RATE") of the Company's Common Stock (at a Conversion Price of approximately $16.58 per share), as such shares shall be constituted at the date of conversion and subject to adjustment from time to time as provided in the Indenture, upon surrender of this Debenture with the form entitled "FORM OF CONVERSION NOTICE" on the reverse hereof duly completed, to the Company at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture or, at the option of such holder, the Corporate Trust Office, and, unless the shares issuable on conversion are to be issued in the same name as this Debenture, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or by its duly authorized attorney. The Company will notify the holder thereof of any event triggering the right to convert the Debentures as specified above in accordance with the Indenture.

                  If the Company (i) is a party to a consolidation, merger, binding share exchange or combination, (ii) reclassifies the Common Stock or
(iii) sells or conveys its properties and assets substantially as an entirety to any Person, the right to convert a Debenture into shares of Common Stock may be changed into a right to convert it into securities, cash or other assets of the Company or such other Person, in each case in accordance with the Indenture.

                  No adjustment in respect of interest on any Debenture converted or dividends on any shares issued upon conversion of such Debenture will be made upon any conversion except as set forth in the next sentence. If this Debenture (or portion hereof) is surrendered for conversion during the period from the close of business on any record date for the payment of interest to the close of business on the Business Day preceding the following Interest Payment Date and has not been called for redemption by the Company on a Redemption Date that occurs during such period, this Debenture (or portion hereof being converted) must be accompanied by payment, in immediately available funds or other funds acceptable to the Company, of an amount equal to the interest otherwise payable on such Interest Payment Date on the principal amount being converted; provided that no such payment shall be required (1) if the Company has specified a Redemption Date that is after a record date and prior to the next Interest Payment Date, (2) if the Company has specified a Repurchase Date following a Fundamental Change that is during such period or (3) to the extent of any overdue interest (including Liquidated Damages, if any), if any overdue interest exists at the time of conversion with respect to such Debenture.

                  No fractional shares will be issued upon any conversion, but an adjustment and payment in cash will be made, as provided in the Indenture, in respect of any fraction of a share which would otherwise be issuable upon the surrender of any Debenture or Debentures for conversion.

                  A Debenture in respect of which a holder is exercising its right to require repurchase upon a Fundamental Change or repurchase on a Repurchase Date may be converted only if such holder withdraws its election to exercise such right in accordance with the terms of the Indenture.

                  Any Debentures called for redemption, unless surrendered for conversion by the holders thereof on or before the close of business on the second Business Day preceding the Redemption Date, may be deemed to be redeemed from the holders of such Debentures for an amount equal to the applicable Redemption Price by one or more investment banks or other purchasers who may agree with the Company (i) to purchase such Debentures from the holders thereof and convert them into shares of the Company's Common Stock and (ii) to make payment for such Debentures as aforesaid to the Trustee in trust for the holders.

                  Upon due presentment for registration of transfer of this Debenture at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, a new Debenture or Debentures of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof, subject to the limitations provided in the Indenture, without charge except for any tax, assessment or other governmental charge imposed in connection therewith.

                  The Company, the Guarantors, the Trustee, any authenticating agent, any Paying Agent, any Conversion Agent and any Debenture Registrar may deem and treat the registered holder hereof as the absolute owner of this Debenture (whether or not this Debenture shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or any Debenture Registrar) for the purpose of receiving payment hereof, or on account hereof, for the conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any Paying Agent nor other Conversion Agent nor any Debenture Registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Debenture.

                  No recourse for the payment of the principal of or interest (including Liquidated Damages, if any) on this Debenture, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company or any Guarantor in the Indenture or any supplemental indenture or in this Debenture, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer or director or subsidiary, as such, past, present or future, of the Company or the Guarantors or of any of their respective successors, either directly or through the Company or the Guarantors or any of their respective successors, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                  If money for the payment of principal or interest (including Liquidated Damages if any) remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, holders entitled to the money must look only to the Company and not to the Trustee for payment.

                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription of the face of this Debenture, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common             UNIF GIFT MIN ACT -___ Custodian ___
TEN ENT - as tenant by the entireties                         (Cust)     (Minor)
JT TEN  - as joint tenants with right      under Uniform Gifts to Minors Act
          of survivorship and not as       ___________________________
          tenants in common                         (State)


                  Additional abbreviations may also be used though not in the above list.

                                     FORM OF
                                CONVERSION NOTICE


TO:      GRAFTECH INTERNATIONAL LTD.
         U.S. BANK NATIONAL ASSOCIATION

The undersigned registered owner of this Debenture hereby irrevocably exercises the option to convert this Debenture, or the portion thereof (which is $1,000 or a multiple thereof) below designated, into shares of Common Stock of GrafTech International Ltd. in accordance with the terms of the Indenture referred to in this Debenture, and requests and instructs the Company to issue and deliver to the undersigned registered owner (unless a different name has been indicated below) the shares of Common Stock issuable and deliverable upon such conversion, together with (i) any Debentures representing any unconverted principal amount hereof and (ii) any check in payment for interest, if any, fractional shares and any Make Whole Payment or portion thereof. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. If shares of Common Stock or any portion of the principal amount of this Debenture not converted are to be issued in the name of a Person other than the undersigned, the undersigned will provide the appropriate information below and pay all transfer taxes payable with respect thereto.

Dated:
        ----------------------------

                                        --------------------------------


                                        --------------------------------
                                          Signature(s)

                             Signature(s) must be guaranteed by an "ELIGIBLE GUARANTOR INSTITUTION" meeting the requirements of the Debenture Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "SIGNATURE GUARANTEE program" as may be determined by the Debenture Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                             -----------------------------
                             Signature Guarantee


NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Debenture in every particular without alteration or enlargement or any change whatsoever.

                  Fill in the registration of shares of Common Stock if to be issued, and Debentures if to be delivered, other than to and in the name of the registered holder:


---------------------------------
(Name)


---------------------------------
(Street Address)


---------------------------------
(City, State and Zip Code)


---------------------------------
Please print name and address

Principal amount to be converted
(if less than all):


$--------------------------------

Social Security or Other Taxpayer
Identification Number:


---------------------------------

                                     FORM OF
                     FUNDAMENTAL CHANGE REPURCHASE ELECTION


TO:  GRAFTECH INTERNATIONAL LTD.
     U.S. BANK NATIONAL ASSOCIATION



                  The undersigned registered owner of this Debenture hereby irrevocably acknowledges receipt of a notice from GrafTech International Ltd. (the "COMPANY") as to the occurrence of a Fundamental Change with respect to the Company and requests and instructs the Company to repurchase the entire principal amount of this Debenture, or the portion thereof (which is $1,000 or a multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Debenture at the price of 100% of such entire principal amount or portion thereof, together with accrued and unpaid interest (including Liquidated Damages, if any) to, but excluding, the Fundamental Change Repurchase Date, to the registered holder hereof unless a different name has been indicated below. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. This Debenture shall be repurchased by the Company as of the Fundamental Change Repurchase Date pursuant to the terms and conditions specified in the Indenture. If shares of Common Stock or any portion of the principal amount of this Debenture is to be issued or paid, as applicable, to a Person other than the undersigned, the undersigned will provide the appropriate information below.

                  If the Company elects to pay the Fundamental Change Repurchase Price, in whole or in part, in shares of Common Stock but such portion of the Fundamental Change Repurchase Price shall ultimately be paid to such holder entirely in cash because any of the conditions to payment of the Fundamental Change Repurchase Price in shares of Common Stock is not satisfied prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date, the undersigned registered owner elects:

     /__/ to withdraw this Fundamental Change Repurchase Election as to $__________ principal amount of the Debentures to which this Fundamental Change Repurchase Election relates (Certificate Numbers: _______________________________), or

     /__/ to receive cash in respect of $_______________ principal amount of the Debentures to which this Fundamental Change Repurchase Election relates.

Dated:
        ----------------------------

                                        --------------------------------


                                        --------------------------------
                                          Signature(s)

NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Debenture in every particular without alteration or enlargement or any change whatever.

Debenture Certificate Number (if applicable):

Principal amount to be repurchased (if less than all):

Social Security or Other Taxpayer Identification Number:

                                     FORM OF
                           COMPANY REPURCHASE ELECTION


TO:  GRAFTECH INTERNATIONAL LTD.
     U.S. BANK NATIONAL ASSOCIATION

                  The undersigned registered owner of this Debenture hereby irrevocably acknowledges receipt of a notice from GrafTech International Ltd. (the "COMPANY") regarding the right of holders to elect to require the Company to repurchase the Debentures and requests and instructs the Company to repay the entire principal amount of this Debenture, or the portion thereof (which is $1,000 or a multiple thereof) below designated, in accordance with the terms of the Indenture at the price of 100% of such entire principal amount or portion thereof, together with accrued and unpaid interest (including Liquidated Damages, if any) to, but excluding, the Company Repurchase Date, to the registered holder hereof unless a different name has been indicated below. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. The Debentures shall be repurchased by the Company as of the Company Repurchase Date pursuant to the terms and conditions specified in the Indenture. If shares of Common Stock or any portion of the principal amount of this Debenture is to be issued or paid, as applicable, to a person other than the undersigned, the undersigned will provide the appropriate information below. If the Company elects to pay the Company Repurchase Price, in whole or in part, in shares of Common Stock but such portion of the Company Repurchase Price shall ultimately be paid to such holder entirely in cash because any of the conditions to payment of the Company Repurchase Price in shares of Common Stock is not satisfied prior to the close of business on the Business Day immediately preceding the Company Repurchase Date, the undersigned registered owner elects:

        /__/ to withdraw this Company Repurchase Election as to $__________ principal amount of the Debentures to which this Company Repurchase Election relates (Certificate Numbers:
                  ______________________________________________), or

       /__/ to receive cash in respect of $_______________ principal amount of the Debentures to which this Company Repurchase Election relates.

Dated:
        ----------------------------

                                        --------------------------------


                                        --------------------------------
                                          Signature(s)

NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Debenture in every particular without alteration or enlargement or any change whatever.

Debenture Certificate Number (if applicable):


------------------------------------------------------

Principal amount to be repurchased (if less than all):


------------------------------------------------------

Social Security or Other Taxpayer Identification Number:

                                   ASSIGNMENT


                  For value received _____________________ hereby sell(s) assign(s) and transfer(s) unto __________________________________________
(Please insert social security or other Taxpayer Identification Number of assignee) the within Debenture, and hereby irrevocably constitutes and appoints attorney to transfer said Debenture on the books of the Company, with full power of substitution in the premises.

                  In connection with any transfer of the Debenture prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision) (other than any transfer pursuant to a registration statement that has been declared effective under the Securities Act of 1933, as amended), the undersigned confirms that the Debenture is being transferred:

       /__/       To GrafTech International Ltd. subsidiary thereof; or

      /__/ To a "QUALIFIED INSTITUTIONAL BUYER" in compliance with Rule 144A under the Securities Act of1933, as amended; or

      /__/ Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended; or

     /__/ Pursuant to a registration statement which has been declared effective under the Securities Act of 1933, as amended, and which continues to be effective at the time of transfer;

and unless the Debenture has been transferred to GrafTech International Ltd. or a subsidiary thereof, the undersigned confirms that the Debenture is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended.

                  Unless one of the boxes is checked, the Trustee will refuse to register any of the Debentures evidenced by this certificate in the name of any Person other than the registered holder thereof.

Dated:
        ----------------------------

                                        --------------------------------


                                        --------------------------------
                                          Signature(s)

                             Signature(s) must be guaranteed by an "ELIGIBLE GUARANTOR INSTITUTION" meeting the requirements of the Debenture Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "SIGNATURE GUARANTEE program" as may be determined by the Debenture Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                             ----------------------------
                             Signature Guarantee

NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Debenture in every particular without alteration or enlargement or any change whatsoever.


                                                              Schedule I





                      [TO BE ATTACHED TO GLOBAL SECURITIES]



              SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY


                  The initial principal amount of this Global Security is $[            ].  The following
increases or decreases in this Global Security have been made:


Date of                  Amount of decrease     Amount of increase     Principal amount of    Signature of
Exchange                 in Principal  Amount   in Principal Amount    this Global Security   authorized signatory
                         of this Global         of this Global         following such         of Trustee or
                         Security               Security               decrease or increase   Securities Custodian





                                                                  EXHIBIT B

          [FORM OF SUPPLEMENTAL INDENTURE TO BE DELIVERED BY ADDITIONAL
                                  GUARANTORS]

                  SUPPLEMENTAL INDENTURE (this "SUPPLEMENTAL INDENTURE"), dated as of [ ], among [ ] (the "ADDITIONAL GUARANTOR"), a [ ] corporation and a subsidiary of GrafTech International Ltd., a Delaware corporation (or its permitted successor) (the "COMPANY"), the other Guarantors (as defined in the Indenture referred to herein) and U.S. Bank National Association, as Trustee under the Indenture (the "TRUSTEE").

                               W I T N E S S E T H

                  WHEREAS, the Company and the other Guarantors have heretofor executed and delivered to the Trustee an indenture, dated as of January 22, 2004 (as the same may be amended or supplemented, the "INDENTURE"), providing for the issuance of an aggregate principal amount of $225,000,000 of 1 5/8% Convertible Senior Debentures (the "DEBENTURES");

                  WHEREAS, Section 4.10 of the Indenture provides that under certain circumstances the Company shall cause the Additional Guarantor to execute and deliver to the Trustee a Debenture Guarantee Agreement pursuant to which the Additional Guarantor will Guarantee payment of the Debentures on the same terms and conditions as those set forth in Article 14 of the Indenture; and

                  WHEREAS, pursuant to Section 10.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

                  NOW THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Additional Guarantor, the other Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Debentures as follows:

                  SECTION 1. Capitalized Terms. Terms used herein but not defined shall have the meanings assigned to them in the Indenture.

                  SECTION 2. Guarantee. The Additional Guarantor hereby unconditionally and irrevocably guarantees on an unsecured basis, as a primary obligor and not merely as surety, jointly and severally with the other Guarantors, to each holder and to the Trustee and its successors and assigns (a) the full and punctual payment of principal of and interest on the Debentures when due, whether at Stated Maturity, by acceleration, by redemption or otherwise, of all other monetary obligations of the Company under the Indenture, including obligations to the Trustee, and the Debentures, whether for payment of principal of or interest on the Debentures, and all other monetary obligations of the Company under the Indenture and the Debentures, and (b) the full and punctual performance within applicable grace periods of all other obligations of the Company, whether for fees, expenses, indemnification or otherwise, under the Indenture and the Debentures (all the foregoing being hereinafter collectively called, the "GUARANTEED OBLIGATIONS").

                  The Additional Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice or further assent from the Additional Guarantor. and that the Additional Guarantor will remain bound under this Supplemental Indenture notwithstanding any extension or renewal of any Guaranteed Obligation.

                  The Additional Guarantor waives presentation to, demand of payment from and protest to the Company of any of the Guaranteed Obligations and also waives notice of protest for nonpayment. The Additional Guarantor waives notice of any default under the Debentures or the Guaranteed Obligations. The obligations of the Additional Guarantor hereunder shall not be affected by (a) the failure of any holder or the Trustee to assert any claim or demand or to enforce any right or remedy against the Company or any other Person under the Indenture, this Supplemental Indenture, the Debentures or any other agreement or otherwise; (b) any extension or renewal of any thereof; (c) any rescission, waiver, amendment or modification of any of the terms or provisions of the Indenture, this Supplemental Indenture, the Debentures or any other agreement;
(d) the release of any security held by any holder or the Trustee for the Guaranteed Obligations or any of them; (e) the failure of any holder or the Trustee to exercise any right or remedy against any other guarantor of the Guaranteed Obligations; or (f) except as set forth in Section 7 of this Supplemental Indenture, any change in the ownership of the Additional Guarantor.

                  The Additional Guarantor hereby waives any right to which it may be entitled to have its obligations hereunder divided among the Guarantors so that the Additional Guarantor's obligations would be less than the full amount claimed. The Additional Guarantor hereby waives any right to which it may be entitled to have the assets of the Company first be used and depleted as payment of the Company's or the Additional Guarantor's obligations hereunder prior to any amounts being claimed from or paid by the Additional Guarantor hereunder. The Additional Guarantor hereby waives any right to which it may be entitled to require that the Company be sued prior to an action being initiated against the Additional Guarantor.

                  The Additional Guarantor further agrees that its Debenture Guarantee herein constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by any holder or the Trustee to any security held for payment of the Guaranteed Obligations.

                  Except as expressly set forth in Sections 3 and 7 of this Supplemental Indenture, the obligations of the Additional Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of the Additional Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of any holder or the Trustee to assert any claim or demand or to enforce any remedy under the Indenture, this Supplemental Indenture, the Debentures or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of the Additional Guarantor or would otherwise operate as a discharge of the Additional Guarantor as a matter of law or equity.

                  The Additional Guarantor agrees that its Debenture Guarantee shall remain in full force and effect until payment in full of all the Guaranteed Obligations. The Additional Guarantor further agrees that its Debenture Guarantee herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Guaranteed Obligation is rescinded or must otherwise be restored by any holder or the Trustee upon the bankruptcy or reorganization of the Company or otherwise.

                  In furtherance of the foregoing and not in limitation of any other right which any holder or the Trustee has at law or in equity against the Additional Guarantor by virtue hereof, upon the failure of the Company to pay the principal of or interest on any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, or to perform or comply with any other Guaranteed Obligation, the Additional Guarantor hereby promises to and shall, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the holders or the Trustee an amount equal to the sum of (1) the unpaid principal amount of such Guaranteed Obligations, (2) accrued and unpaid interest on such Guaranteed Obligations (but only to the extent not prohibited by law) and (3) all other monetary obligations of the Company to the holders and the Trustee.

                  The Additional Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the holders in respect of any Guaranteed Obligations guaranteed hereby until payment in full of all Guaranteed Obligations. The Additional Guarantor agrees further, that, as between it, on the one hand, and the holders and the Trustee, on the other hand, (x) the maturity of the Guaranteed Obligations guaranteed hereby may be accelerated as provided in Article 6 of the Indenture for the purposes of the Additional Guarantor's Debenture Guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed Obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such Guaranteed Obligations as provided in Article 6 of the Indenture, such Guaranteed Obligations (whether or not due and payable) shall forthwith become due and payable by the Additional Guarantor for the purposes of this Supplemental Indenture.

                  The Additional Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys' fees and expenses) incurred by the Trustee or any holder in enforcing any rights under this Section 2.

                  Upon request of the Trustee, the Additional Guarantor shall execute and deliver such further instruments and so such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of the Indenture.

                  SECTION 3. Limitation on Liability. Any term or provision of this Supplemental Indenture to the contrary notwithstanding, (i) the maximum aggregate amount of the Guaranteed Obligations guaranteed hereunder by the Additional Guarantor shall not exceed the maximum amount that can be hereby guaranteed without rendering this Supplemental Indenture, as it relates to the Additional Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally and (ii) no waiver, modification, indulgence or circumstances shall, without the consent of the Guarantors, increase the principal amount of a Debenture or the interest rate thereon (and, if applicable, the premium or Make Whole Payment in respect thereof).

                  SECTION 4. Successors and Assigns. This Supplemental Indenture shall be binding upon the Additional Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the holders and, in the event of any transfer or assignment of rights by any holder or the Trustee, the rights and privileges conferred upon that party in this Supplemental Indenture and in the Debentures shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of this Supplemental Indenture.

                   SECTION 5. No Waiver. Neither a failure nor a delay on the part of either the Trustee or the holders in exercising any right, power or privilege under this Supplemental Indenture shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Trustee and the holders herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Supplemental Indenture at law, in equity, by statute or otherwise.

                   SECTION 6. Modification. No modification, amendment or waiver of any provision of this Supplemental Indenture, nor the consent to any departure by the Additional Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Additional Guarantor in any case shall entitle the Additional Guarantor to any other or further notice or demand in the same, similar or other circumstances.

                   SECTION 7. Release. Upon (i) the sale or other disposition (including by any merger or consolidation) of the Additional Guarantor with or into any Person where the Additional Guarantor is not the surviving entity of such merger or consolidation or (ii) the sale or other disposition of all or substantially all the assets of the Additional Guarantor (in each case other than a sale or disposition to the Company or an Affiliate of the Company), the Debenture Guarantee herein shall terminate and be of no further force or effect and the Additional Guarantor shall be deemed to be released from all obligations under this Supplemental Indenture without any further action on the part of the Trustee or the holders; provided, however, that such merger or consolidation, sale, conveyance or transfer shall comply with Article 11 of the Indenture. At the request and expense of the Company, the Trustee shall execute and deliver an appropriate instrument evidencing such release in the form provided by the Company.

                   SECTION 8. Governing Law. This Supplemental Indenture shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of the State of New York (including Section 5-1401 of the New York General Obligations Law or any successor to such statute).

                   SECTION 9. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Additional Guarantor shall not have any liability for any obligations of the Company under the Debentures or the Indenture or of the Additional Guarantor under its Debenture Guarantee, the Indenture or this Supplemental Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Debenture, each Debentureholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Debentures.

                   SECTION 10. Multiple Originals. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

                   SECTION 11. Headings. The headings of the Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

                   SECTION 12. Contribution. The Additional Guarantor shall be entitled upon payment in full of all Guaranteed Obligations to a contribution from each other Guarantor in an amount equal to such other Guarantor's pro rata portion of such payment based on the respective net assets of all the Guarantors at the time of such payment determined in accordance with GAAP.

                   SECTION 13. Execution and Non-Impairment. To further evidence its Debenture Guarantee, the Additional Guarantor agrees to execute a Debenture Guarantee to be endorsed on each Debenture ordered to be authenticated by the Trustee. The failure to endorse such Debenture Guarantee on any Debenture shall not affect or impair the validity thereof.

                  IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed as of the date first written above.

                             ADDITIONAL SUBSIDIARY GUARANTOR


                             by
                                -------------------------------
                                   Name:
                                   Title:


                             GRAFTECH INTERNATIONAL LTD.


                             By:
                                 -------------------------------
                                   Name:
                                   Title:


                             GRAFTECH FINANCE INC.


                             By:
                                 ---------------------------------
                                   Name:
                                   Title:


                              GRAFTECH GLOBAL ENTERPRISES INC.


                               By:
                                   -------------------------------
                                    Name:
                                    Title:


                               UCAR CARBON COMPANY INC.


                               By:
                                   -------------------------------
                                     Name:
                                     Title:


                               UCAR INTERNATIONAL TRADING INC.


                               By:
                                   --------------------------------
                                     Name:
                                     Title:

                               UCAR CARBON TECHNOLOGY LLC


                               By:
                                   --------------------------------
                                     Name:
                                     Title:



U.S. Bank National Association, as Trustee,

   by
      -------------------------------
      Name:
      Title: